Technical Report Summary of the material Tailings Storage

Facilities
i
Technical

Report

Summary
of the

Material
Tailings

Storage

Facilities
Effective Date: 30 June 2022
Qualified Persons:
Mpfariseni Mudau Pr.Sci.Nat.
Steven Rupprecht FSAIMM
Prepared for:

Technical Report Summary of the material Tailings Storage

Facilities

Date and Signature Page
This report entitled ‘Technical

Report Summary of the Material

Tailings Storage Facilities’, with

an effective
date

of

30

June

2022

was

prepared

for

Ergo

Mining

Proprietary

Limited

by

the

Qualified

Persons:
Mr Mpfariseni Mudau and Professor Steven Rupprecht

.
Dated at Johannesburg, 28 October 2022.
/s/ Mpfariseni Mudau
Mpfariseni Mudau (Pr.Sci.Nat.)
Resource Geology Manager
The RVN Group
/s/ Steven Rupprecht
Steven Rupprecht (FSAIMM)
Associate Principal Mining Engineer
The RVN Group

Technical Report Summary of the material Tailings Storage

Facilities

1
EXECUTIVE SUMMARY

1
1.1 I
NTRODUCTION

1
1.2 P
ROPERTY
D
ESCRIPTION

1
1.3 M
INERAL
R
IGHTS AND
O
WNERSHIP

1
1.4 G
EOLOGY AND
M
INERALIZATION

2
1.5 E
VALUATION
D
RILLING AND
S
AMPLING

2
1.6 S
AMPLE
P
REPARATION

3
1.7 A
SSAYS

3
1.8 Q
UALITY
A
SSURANCE AND
Q
UALITY
C
ONTROL

4
1.9 M
ETALLURGICAL
S
AMPLING AND
T
ESTING

4
1.10 M
INERAL
R
ESOURCE
E
STIMATE

5
1.11 M
INERAL
R
ESERVE
E
STIMATE

6
1.12 P
ERMITTING
R
EQUIREMENTS

9
1.13 C
ONCLUSION AND
R
ECOMMENDATIONS

9
2
INTRODUCTION

11
2.1 P
ROJECT
B
ACKGROUND

11
2.2 T
ERMS OF
R
EFERENCE AND
P
URPOSE OF THE
T
ECHNICAL
R
EPORT

12
2.3 P
ARTICIPANTS AND
A
REAS OF
R
ESPONSIBILITIES

12
2.4 S
OURCES OF
I
NFORMATION

13
2.5 S
ITE
I
NSPECTION

13
2.6 U
NITS
, C
URRENCIES AND
S
URVEY
C
OORDINATE
S
YSTEM

14
2.7 I
NDEPENDENCE

16
3
PROPERTY DESCRIPTION

17
3.1 L
OCATION AND
O
PERATIONS
O
VERVIEW

17
3.2 M
INERAL
R
IGHTS
C
ONDITIONS

21
3.3 M
INERAL
T
ITLE

21
3.4 V
IOLATION AND
F
INES

23
3.5 R
OYALTIES

23
3.6 L
EGAL
P
ROCEEDINGS AND
S
IGNIFICANT
E
NCUMBRANCES TO THE
P
ROPERTY

23
4
ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE

AND PHYSIOGRAPHY

24
4.1 T
OPOGRAPHY
, E
LEVATION AND
V
EGETATION

24
4.2 A
CCESS
, T
OWNS AND
R
EGIONAL
I
NFRASTRUCTURE

24
4.3 C
LIMATE

25
4.4 I
NFRASTRUCTURE AND
B
ULK
S
ERVICE
S
UPPLIES

25
4.5 P
ERSONNEL
S
OURCES

25
5
HISTORY

26
5.1 O
WNERSHIP

26
5.1.1
Crown Complex

26
5.1.2
City Deep complex

26
5.1.3
Knight Complex

26

Technical Report Summary of the material Tailings Storage

Facilities

5.1.4
Ergo Complex

26
5.1.5
Marievale Complex

26
5.1.6
Grootvlei Complex

27
5.1.7
5A10/5L27

27
5.1.8
Daggafontein TSF

27
5.2 C
ONSTRUCTION OF THE
TSF
S AND
S
AND
D
UMPS

27
5.3 P
REVIOUS
E
XPLORATION AND
M
INE
D
EVELOPMENT

28
5.3.1
Previous Evaluation Drilling

28
5.3.2
Previous Development

28
6
GEOLOGICAL SETTING, MINERALIZATION AND DEPOSIT

30
6.1 R
EGIONAL
G
EOLOGY

30
6.2 M
INERALIZATION
, L
OCAL AND
P
ROPERTY
G
EOLOGY

30
6.3 S
TRATIGRAPHY AND
C
ROSS
-
SECTIONS

31
6.4 D
EPOSIT
T
YPE

33
7
EXPLORATION

34
7.1 E
XPLORATION

34
7.2 T
OPOGRAPHIC
S
URVEYS

34
7.3 E
VALUATION
D
RILLING

34
7.4 D
RILLING
M
ETHODOLOGY

34
7.4.1
Auger Drilling

36
7.4.2
Reverse Circulation

36
7.5 C
ROWN

37
7.6 C
ITY
D
EEP

38
7.7 K
NIGHTS

39
7.7.1
4L14

39
7.7.2
4L50

40
7.8 E
RGO

41
7.8.1
7L15

41
7.8.2
Rooikraal

42
7.9 M
ARIEVALE

43
7.10 G
ROOTVLEI
C
OMPLEX

44
7.11
5A10/5L27

47
7.12 D
AGGAFONTEIN
TSF

48
7.13 L
OGGING AND
S
AMPLING

48
7.13.1
Logging

49
7.13.2
Sampling

49
7.14 S
AMPLE
R
ECOVERY

49
7.15 O
N
-
SITE
S
ECURITY
M
EASURES

49
7.16 C
OLLAR
S
URVEY
D
ATA

49
7.17 D
ENSITY
D
ETERMINATION

50
7.18 H
YDROLOGICAL
D
RILLING AND
T
EST
W
ORK

52
7.18.1
Crown Complex

52
7.18.2
City Deep Complex

53
7.18.3
Knights Complex

53

Technical Report Summary of the material Tailings Storage

Facilities
v
7.18.4
Ergo Complex

54
7.18.5
Marievale Complex

54
7.18.6
Grootvlei Complex

55
7.18.7
5A10/5L27

56
7.18.8
Daggafontein TSF

56
7.19 G
EOTECHNICAL
D
ATA
, T
ESTING AND
A
NALYSIS

57
8
SAMPLE PREPARATION, ANALYSES AND SECURITY

58
8.1 S
AMPLING
G
OVERNANCE AND
Q
UALITY
A
SSURANCE

58
8.2 S
AMPLE
P
REPARATION AND
A
NALYSIS

58
8.2.1
On-site Sample Preparation

58
8.2.2
Laboratories, Sample Preparation and Analyses

59
8.2.3
QP Opinion

61
8.3 A
NALYTICAL
Q
UALITY
C
ONTROL

61
8.3.1
Nature and Extent of the Quality Control Procedures

61
8.3.2
Quality Control Results

62
8.3.3
QP Opinion

62
8.4 S
AMPLE
S
TORAGE AND
S
ECURITY

62
8.5 D
ATA
S
TORAGE AND
D
ATABASE
M
ANAGEMENT

62
9
DATA VERIFICATION

64
10
MINERAL PROCESSING AND METALLURGICAL TESTIN

G

65
10.1 N
ATURE AND
E
XTENT OF THE
M
ETALLURGICAL
T
ESTING
M
ETHOD

65
10.2 P
ROCEDURE

65
10.2.1
Slime Material

65
10.2.2
Sand Material

65
10.3 R
EPRESENTATIVE OF THE
S
AMPLES

66
10.4 D
ETAILS OF THE
L
ABORATORIES

66
10.5 R
ESULTS

66
10.6 I
NTERPRETATION OF THE
R
ESULTS

67
10.7 QP O
PINION

68
11
MINERAL RESOURCE ESTIMATES

69
11.1 V
OLUME
M
ODELLING

70
11.2 B
ULK
D
RY
D
ENSITY

70
11.3 E
XPLORATORY
D
ATA
A
NALYSIS

70
11.4 E
STIMATION
T
ECHNIQUES

70
11.5 M
ODELLING AND
E
STIMATION
P
ARAMETERS

71
11.6 M
ODEL
V
ALIDATION

71
11.7 T
ECHNICAL AND
F
INANCIAL
P
ARAMETERS

72
11.8 U
NCERTAINTIES AND
C
LASSIFICATION
C
RITERIA

74
11.9 C
ROWN
C
OMPLEX

74
11.9.1
Exploratory Data Analysis

74
11.9.2
Modelling and Estimation Parameters

79
11.9.3
Technical and Economic Factors

80
11.9.4
Mineral Resource Classification Criteria

81

Technical Report Summary of the material Tailings Storage

Facilities

11.9.5
Mineral Resource Statement

82
11.9.6
Mineral Resource Changes

82
11.9.7
Mineral Resource Risks and Uncertainty

82
11.10 C
ITY
D
EEP
C
OMPLEX

83
11.10.1
Exploratory Data Analysis

83
11.10.2
Modelling and Estimation Parameters

86
11.10.3
Technical and Economic Factors

87
11.10.4
Mineral Resource Classification Criteria

87
11.10.5
Mineral Resource Statement

87
11.10.6
Mineral Resource Changes

88
11.10.7
Mineral Resource Risks and Uncertainty

88
11.11 K
NIGHTS
C
OMPLEX

89
11.11.1
Exploratory Data Analysis

89
11.11.2
Modelling and Estimation Parameters

96
11.11.3
Technical and Economic Factors

98
11.11.4
Mineral Resource Classification Criteria

98
11.11.5
Mineral Resource Statement

99
11.11.6
Mineral Resource Changes

100
11.11.7
Mineral Resource Risks and Uncertainty

100
11.12 E
RGO
C
OMPLEX

100
11.12.1
Exploratory Data Analysis

100
11.12.2
Modelling and Estimation Parameters

108
11.12.3
Technical and Economic Factors

108
11.12.4
Mineral Resource Classification Criteria

109
11.12.5
Mineral Resource Statement

110
11.12.6
Mineral Resource Changes

110
11.12.7
Mineral Resource Risks and Uncertainty

111
11.13 M
ARIEVALE
C
OMPLEX

111
11.13.1
Exploratory Data Analysis

111
11.13.2
Modelling and Estimation Parameters

116
11.13.3
Technical and Economic Factors

116
11.13.4
Mineral Resource Classification Criteria

116
11.13.5
Mineral Resource Statement

117
11.13.6
Mineral Resource Changes

118
11.13.7
Mineral Resource Risks and Uncertainty

118
11.14 G
ROOTVLEI
C
OMPLEX

119
11.14.1
Exploratory Data Analysis

119
11.14.2
Modelling and Estimation Parameters

123
11.14.3
Technical and Economic Factors

123
11.14.4
Mineral Resource Classification Criteria

124
11.14.5
Mineral Resource Statement

125
11.14.6
Mineral Resource Changes

126
11.14.7
Mineral Resource Risks and Uncertainty

126
11.15 5A10/5L27 S
AND
D
UMPS

126
11.15.1
Exploratory Data Analysis

126

Technical Report Summary of the material Tailings Storage

Facilities

11.15.2
Modelling and Estimation Parameters

128
11.15.3
Technical and Economic Factors

128
11.15.4
Mineral Resource Classification Criteria

128
11.15.5
Mineral Resource Statement

130
11.15.6
Mineral Resource Changes

130
11.15.7
Mineral Resource Risks and Uncertainty

131
11.16 D
AGGAFONTEIN
TSF

131
11.16.1
Exploratory Data Analysis

131
11.16.2
Modelling and Estimation Parameters

132
11.16.3
Technical and Economic Factors

133
11.16.4
Mineral Resource Classification Criteria

133
11.16.5
Mineral Resource Statement

134
11.16.6
Mineral Resource Changes

135
11.16.7
Mineral Resource Risks and Uncertainty

135
11.17 S
UMMARY
M
INERAL
R
ESOURCE
E
STIMATES

136
11.18 QP’
S
O
PINION

139
12
MINERAL RESERVE ESTIMATES

140
12.1 G
RADE
C
ONTROL AND
R
ECONCILIATION

140
12.2 C
UT
-
OFF
G
RADE
E
STIMATION

141
12.3 E
STIMATION AND
M
ODELLING
T
ECHNIQUES

142
12.4 M
INERAL
R
ESERVE
C
LASSIFICATION
C
RITERIA

142
12.5 M
INERAL
R
ESERVES
S
TATEMENT

142
12.6 QP S
TATEMENT ON THE
M
INERAL
R
ESERVE
E
STIMATION

144
13
MINING METHODS

145
13.1 M
INING
M
ETHOD

145
13.1.1
Hydraulic Mining

146
13.1.2
Conventional Load, Haul and Slurry

149
13.2 M
INING
S
ECTIONS

152
13.2.1
West Rand

155
13.2.2
Central Rand Section – City Section

155
13.2.3
East Rand Section

156
13.3 M
INE
D
ESIGN AND
S
CHEDULE

157
13.4 G
EOTECHNICAL AND
G
EOHYDROLOGY

160
13.5 R
EQUIREMENTS FOR
S
TRIPPING

161
13.6 M
INING
E
QUIPMENT AND
P
ERSONNEL
R
EQUIREMENTS

162
13.7 M
INE
P
LANS

162
13.7.1
Introduction

162
13.7.2
Central Rand

162
13.7.3
East Rand (Ergo)

162
14
PROCESSING AND RECOVERY METHODS

165
14.1 I
NTRODUCTION

165
14.2 P
LANT
F
EED
G
RADE AND
M
ETALLURGICAL
T
EST
W
ORK

165
14.3 M
INERAL
P
ROCESS AND
E
QUIPMENT
C
HARACTERISTICS

168

Technical Report Summary of the material Tailings Storage

Facilities

14.3.1
Reception

168
14.3.2
De-sanding Section

168
14.3.3
Carbon-in-Leach

168
14.3.4
Carbon Treatment

168
14.3.5
Plant Services

169
14.4 P
ERSONNEL
R
EQUIREMENTS

169
14.5 E
NERGY AND
W
ATER
R
EQUIREMENTS

169
14.6 P
ROCESS
M
ATERIALS
R
EQUIREMENTS

169
15
INFRASTRUCTURE

170
15.1 R
OADS

170
15.2 S
ITE
O
FFICES AND
W
ORKSHOPS

170
15.3 P
OWER

170
15.4 P
UMPS AND
P
IPELINES

171
15.5 W
ATER

172
15.6 I
NFRASTRUCTURE

172
15.7 T
AILINGS
D
ISPOSAL

174
15.8 C
ONCLUSION

176
16
MARKET STUDIES

177
16.1 M
ARKETS

177
16.2 G
OLD
P
RICE

177
16.3 E
XCHANGE
R
ATE
T
RENDS

178
16.4 G
LOBAL
D
EMAND

179
16.5 G
LOBAL
S
UPPLY

180
16.6 C
ONCLUDING
C
OMMENTS

181
17
ENVIRONMENTAL STUDIES

182
17.1 R
ESULTS OF
E
NVIRONMENTAL
S
TUDIES

182
17.2 R
EQUIREMENTS FOR
T
AILINGS
D
ISPOSAL
, S
ITE
M
ONITORING AND
W
ATER
M
ANAGEMENT

182
17.2.1
Site Monitoring

183
17.2.2
Water Management

183
17.2.3
Vegetation Monitoring

183
17.2.4
Vegetation Maintenance

183
17.2.5
Water Monitoring

183
17.2.6
Legal and Permitting

184
17.3 P
LAN
N
EGOTIATIONS
,

OR
A
GREEMENTS WITH
L
OCAL
I
NDIVIDUALS OR
G
ROUPS

184
17.4 M
INE
C
LOSURE
P
LANS
R
EMEDIATION
P
LANS
,

AND
A
SSOCIATED
C
OSTS

185
17.5 QP S
TATEMENT ON THE
E
NVIRONMENTAL
S
TUDIES
, P
ERMITTING
, P
LANS
, N
EGOTIATIONS
,

WITH
L
OCAL
I
NDIVIDUALS OR
G
ROUPS

186
18
CAPITAL AND OPERATION COSTS

187
18.1 C
APITAL
E
XPENDITURE

187
18.1.1
Ergo Section Capital Expenditure

187
18.1.2
City Capital Expenditure

190
18.1.3
Knights Capital Expenditure

190

Technical Report Summary of the material Tailings Storage

Facilities

18.1.4
QP commentary

190
18.2 O
PERATING
C
OSTS

191
19
ECONOMIC ANALYSIS

192
19.1 E
CONOMIC
A
NALYSIS

192
19.2 S
ENSITIVITY
A
NALYSIS

195
19.3 R
ISK
A
SSESSMENT

195
19.3.1
Rising Electricity Prices and Eskom Supply Distribution

195
19.3.2
Tailings Storage Facility Capacity

196
19.3.3
Social Unrest

196
19.3.4
Increased Crime

196
19.3.5
Depletion of Ergo’s Mineral Reserves

197
19.3.6
Social Licenses to Operate

197
19.3.7
Fluctuations in the Gold Price and Exchange Rate

197
19.3.8
Supply and Cost of Water

198
20
ADJACENT PROPERTIES

199
21
OTHER RELEVANT DATA AND INFORMATION

199
22
INTERPRETATION AND CONCLUSIONS

200
23
RECOMMENDATIONS

200
24
REFERENCES

201
25
RELIANCE ON INFORMATION PROVIDED BY REGISTRANT

201
26
QUALIFIED PERSONS DISCLOSURE CONSENT

202

Technical Report Summary of the material Tailings Storage

Facilities
x
Figure 3.1:

Location of the

Material TSFs

and Infrastructure (the

material properties of
Ergo)

................................

................................

................................

............................ 19
Figure 3.2:

Location of the

Material Properties

in Relation to

the Smaller TSFs

and Clean-
up Operations

................................

................................

................................

............

20
Figure 6.1:

A Typical Stratigraphy for Ergo’s TSFs ................................

................................

..

32
Figure 6.2:

Grootvlei Complex (6L17) Map showing Location of

Cross-section

...................... 32
Figure 6.3:

Cross-section of the Grootvlei Complex (6L17)

................................

....................... 33
Figure 7.1:

Crown Complex: Map showing drill hole Locations

................................

..........

37
Figure 7.2:

City Deep Complex: Map showing Drill Hole Locations

................................

........

38
Figure 7.3:

Knights Complex - 4L14: Map showing Drill Hole Locations

................................

....

39
Figure 7.4:

Knights Complex - 4L50: Map showing Drill Hole Locations

................................

....

40
Figure 7.5:

Ergo Complex - 7L15: Map showing Drill Hole Locations

................................

........

41
Figure 7.6:

Ergo Complex - Rooikraal: Map showing Drill Hole Locations

................................ 42
Figure 7.7:

Marievale Complex: Map showing Drill Hole Locations

................................

.........

43
Figure 7.8:

Grootvlei Complex - 6L16: Map showing Drill Hole Locations

................................ 44
Figure 7.9:

Grootvlei Complex

- 6L17: Map showing Drill Hole Locations

................................ 45
Figure 7.10: Grootvlei Complex - 6L17A: Map showing Drill

Hole Locations

........................... 46
Figure 7.11:

5A10/5L27: Map showing Drill Hole Locations

................................

................. 47
Figure 7.12:

Daggafontein

Complex

-

Daggafontein

TSF:

Map

showing

Drill

Hole
Locations ................................................................

................................

.................... 48
Figure 8.1:

Cone and Quartering Method

................................

................................

................. 58
Figure 11.1:

3L7 (Mooifontein): Distribution of Raw Gold Capped Data

.......................... 75
Figure 11.2:

3L7 (Mooifontein): Distribution of Composited Gold Data

............................ 76
Figure 11.3:

3L8 (GMTS): Distribution of Raw Gold Capped Data

................................

.....

76
Figure 11.4:

3L8 (GMTS): Distribution of Composited Gold Data

................................

.......

77
Figure 11.5:

3L5 (Diepkloof: Diepkloof): Distribution of Raw Gold Capped

Data ............

77
Figure 11.6:

3L5 (Diepkloof: Diepkloof): Distribution of Composited Gold

Data

...............

78
Figure 11.7:

3L5 (Diepkloof: Homestead): Distribution of Raw Gold Capped

Data

.........

78
Figure 11.8:

3L5 (Diepkloof: Homestead): Distribution of Composited Gold

Data

...........

79
Figure 11.9:

4L3: Distribution of Raw Gold Capped Data ................................

.................. 83
Figure 11.10:

4L3: Distribution of Composited Gold Data................................

..................... 84
Figure 11.11:

4L4: Distribution of Raw Gold Capped Data ................................

.................. 84
Figure 11.12:

4L4: Distribution of Composited Gold Data................................

..................... 85
Figure 11.13:

4L6:
Distribution of Raw Gold Capped Data

................................

......................... 85

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.14:

4L6: Distribution of Composited Gold Data................................

..................... 86
Figure 11.15:

4L14: Distribution of Slime Raw Data

................................

................................ 89
Figure 11.16:

4L14: Log Distribution of Slime Raw Data

................................

......................... 90
Figure 11.17:

4L14: Distribution of Slime 6m Composited Data

................................

............

90
Figure 11.18:

4L14: Log Distribution of Slime 6m Composited Data

................................

.....

91
Figure 11.19:

4L14: Distribution of Soil Raw Data

................................

................................

...

91
Figure 11.20:

4L14: Log Distribution of Soil Raw Data

................................

............................ 92
Figure 11.21:

4L14: Distribution of Soil Raw Capped Data................................

.................... 92
Figure 11.22:

4L14: Log Distribution of Soil Raw Capped Data

................................

............

93
Figure 11.23:

4L50: Log Distribution of Raw Slime Data

................................

......................... 93
Figure 11.24:

4L50: Distribution of Raw Slime Raw Data

................................

........................ 94
Figure 11.25:

4L50: Log Distribution of Raw Capped Slime Data

................................

.........

94
Figure 11.26:

4L50: Distribution of Raw Capped Slime Data

................................

................ 95
Figure 11.27:

4L50: Distribution of 3m Composited Slime Data

................................

............

95
Figure 11.28:

4L50: Log Distribution of 3m Composited Slime Data

................................

.....

96
Figure 11.29:

4L50: Head Grade versus Modelled Average Gold Grade

........................... 99
Figure 11.30:

Rooikraal: Distribution of Raw Gold Data

................................

...................... 101
Figure 11.31:

Rooikraal: Log Distribution of Composited Gold Data

................................

.

102
Figure 11.32:

7L15: Plan showing North and South Domains

................................

.............. 103
Figure 11.33:

7L15: Distribution of 2015 Raw Data - North Domain

................................

....

104
Figure 11.34:

7L15: Log Distribution of 2016 Raw Data - North Domain

............................. 104
Figure 11.35:

7L15: Distribution of 2015 Raw Data - South Domain

................................

....

105
Figure 11.36:

7L15: Log Distribution of 2016 Raw Data - South Domain............................. 105
Figure 11.37:

7L15: Distribution of 3m Composited Slime Data - South Domain

............... 106
Figure 11.38:

7L15: Log Distribution of 3m Composited Slime Data - South

Domain

........

106
Figure 11.39:

7L15: Distribution of 3m Composited Slime Data - North Domain

............... 107
Figure 11.40:

7L15: Log Distribution of 3m Composited Slime Data - North

Domain

........

107
Figure 11.41:

7L4: Distribution of Capped Raw Gold Data ................................

............... 112
Figure 11.42:

Distribution of Composited Raw Gold Data

................................

................. 112
Figure 11.43:

7L5: Distribution of Raw Gold Data

................................

................................ 113
Figure 11.44:

7L5: Distribution of Composited Gold Data................................

................... 113
Figure 11.45:

7L6: Distribution of Raw Gold Data

................................

................................ 114
Figure 11.46: 7L6: Distribution of Composited Gold Data

................................

...................... 114

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.47:

7L7: Distribution of Raw Capped Gold Data ................................

................ 115
Figure 11.48:

7L7: Distribution of Composited Capped Gold Data

................................

...

115
Figure 11.49:

6L16: Distribution of Raw Capped Gold Data ................................

.............. 120
Figure 11.50:

6L16: Distribution of Composited Gold Data

................................

................. 120
Figure 11.51:

6L17: Distribution of Raw Capped Gold Data ................................

.............. 121
Figure 11.52:

6L17: Distribution of Composited Gold Data

................................

................. 121
Figure 11.53:

6L17A: Distribution of Raw Capped Gold Data

................................

...........

122
Figure 11.54:

6L17A: Distribution of Composited Gold Data

................................

............. 122
Figure 11.55:

5A10/5l27: Distribution of Raw Gold Data

................................

..................... 127
Figure 11.56:

5A10/5l27: Distribution of Composited Gold Data ................................

.......

127
Figure 11.57:

Boxplots for the Different Drilling Campaigns

................................

................ 131
Figure 11.58:

Log Probability Plot

................................

................................

.......................... 132
Figure 11.59:

Mineral Resource Classification................................

................................

......

134
Figure 11.60:

Mineral Resource Reconciliation (Inclusive) ................................

................. 139
Figure 13.1:

Typical Tailing Storage Facility

................................

................................

........

146
Figure 13.2:

Example of Hydraulic Mining

................................

................................

..........

147
Figure 13.3:

Hydraulic Mining Process Diagram

................................

................................ 148
Figure 13.4:

Typical Mining Method for a TSF

................................

................................

.....

149
Figure 13.5:

Example of Loading with a FEL

................................

................................

.......

150
Figure 13.6:

Example of Loading with a FEL into a Hopper

................................

.............. 150
Figure 13.7:

Example of Material on Conveyor

................................

................................

.

151
Figure 13.8:

Slurry Point for Loading

................................

................................

.................... 151
Figure 13.9:

Ergo Sections

................................

................................

................................

....

153
Figure 13.10:

Ergo Operations Overview ................................

................................

............. 154
Figure 13.11:

Hydraulic Mining with Monitor showing Distance and Angle

...................... 161
Figure 13.12:

Daggafontein TSF Top Cut Mining Sequence

................................

............... 163
Figure 13.13:

Daggafontein TSF Middle Cut Mining Sequence

................................

.........

163
Figure 13.14:

Daggafontein TSF Bottom Cut Mining Sequence

................................

.........

164
Figure 14.1:

Process Flow Diagram

................................

................................

..................... 167
Figure 15.1:

Above Ground Pipeline System ................................

................................

.....

171
Figure 15.2:

Rooikraal General Arrangement - Site Layout

................................

.............. 173
Figure 15.3:

Brakpan/Withok TSF

................................

................................

......................... 175
Figure 15.4:

Placement of Tailings Material at Brakpan/Withok TSF

................................ 175

Technical Report Summary of the material Tailings Storage

Facilities

Figure 19.1:

Ergo LoM Production Tonnage

................................

................................

.......

192
Figure 19.2:

Ergo LoM Gold Production

................................

................................

............. 193
Figure 19.3:

Sensitivity Analysis

................................

................................

............................ 195
Figure 19.4:

30-Year Gold Price in USD/oz (1992 to 2022)

................................

................ 198
Graph 1: Gold Price Historical Trendline

................................

................................

.................. 178
Graph 2: Exchange Rate Historical Trendline

................................

................................

.........

178
Graph 3: Global Gold Demand from 2012 to 2021

................................

................................ 179
Graph 4: Global Gold Supply from 2012 to 2021

................................

................................

....

180
Table 1.1: Ergo’s Mineral Resource Statement as at 30 June 2022 (Inclusive)

......................... 5
Table 1.2: Ergo’s Mineral Resource Statement as at 30 June 2022 (Exclusive)

........................ 6
Table 1.3: Ergo’s Mineral Reserve Statement as at 30 June 2022 ................................

.............

6
Table 1.4: Mineral Reserve Reconciliation ................................

................................

.................. 7
Table 2.1: List of QPs and their Responsibilities

................................

................................

..........

13
Table 2.2: List of Abbreviations

................................

................................

................................

...

14
Table 3.1: Footprint Areas of the Material TSFs................................

................................

..........

18
Table 3.2: Mineral Rights Information as at 30 June 2022 ................................

........................ 22
Table 3.3: Land Tenure Information

................................

................................

........................... 22
Table 5.1: History and Status of the TSFs and Sand Dump

................................

....................... 28
Table 5.2: ERGO Production History

................................

................................

........................... 29
Table 6.1:

Origin of the TSF and Sand Dump Material ................................

............................. 31
Table 7.1:

Survey Details of the Material from the TSFs and Sand Dumps

.............................. 35
Table 7.2:

Bulk Density Information and Statistics

................................

................................

.....

51
Table 7.3:

GMTS (3L8) Moisture Content ................................

................................

................... 52
Table 7.4:

Diepkloof (3L5) Moisture Content

................................

................................

.............

52
Table 7.5:

Mooifontein (3L7) Moisture Content

................................

................................

.........

52
Table 7.6:

4L3 Moisture Content

................................

................................

................................

.

53
Table 7.7:

4L4 Moisture Content

................................

................................

................................

.

53
Table 7.8:

4L6 Moisture Content

................................

................................

................................

.

53
Table 7.9:

4L14 Moisture Content

................................

................................

............................... 53

Technical Report Summary of the material Tailings Storage

Facilities

Table 7.10:

4L50 Moisture Content

................................

................................

...................... 54
Table 7.11:

Rooikraal Moisture Content

................................

................................

..............

54
Table 7.12:

7L15 Moisture Content

................................

................................

...................... 54
Table 7.13:

7L4: Moisture Content

................................

................................

....................... 54
Table 7.14:

7L5: Moisture Content

................................

................................

....................... 55
Table 7.15:

7L6: Moisture Content

................................

................................

....................... 55
Table 7.16:

7L7: Moisture Content

................................

................................

....................... 55
Table 7.17:

6L16 Moisture Content

................................

................................

...................... 55
Table 7.18:

6L17 Moisture Content

................................

................................

...................... 56
Table 7.19:

6L17A Moisture Content

................................

................................

.................... 56
Table 7.20:

5A10/5L27 Moisture Content

................................

................................

............

56
Table 7.21:

Daggafontein Moisture Content

................................

................................

......

56
Table 8.1:

Laboratories Used

................................

................................

................................

......

60
Table 10.1:

Summary of Predicted Ergo Processing Plant Performance

.......................... 67
Table 11.1:

Financial and Technical Data considered for Mineral Resource

.................. 72
Table 11.2:

Mineral Resource Estimate Cut-off Grades

................................

..................... 73
Table 11.3:

Search Parameters: Inverse Distance Estimation Method

................................ 79
Table 11.4:

Confidence Levels for Key Criteria for Mineral Resource Classification

.......

81
Table 11.5:

Crown Complex Mineral Resource Estimate (Exclusive)

................................

...

82
Table 11.6:

Search Parameters: Inverse Distance Estimation Method

................................ 86
Table 11.7:

Confidence

Levels

of

Key

Criteria

for

Classification

of

the

TSFs

Mineral
Resources ................................

................................

................................

................... 87
Table 11.8:

City Deep Complex Mineral Resource Estimates (Inclusive).............................

88
Table 11.9:

City Deep Complex Mineral Resource Estimates (Exclusive)

............................ 88
Table 11.10:

4L14: Search Parameters: Nearest Neighbor Estimation Method

................. 96
Table 11.11:

4L14: Search Parameters: Inverse Distance Estimation

Method

.................... 96
Table 11.12:

4L50: Search Parameters: Nearest Neighbor Estimation Method

................. 97
Table 11.13:

4L50: Search Parameters: Inverse Distance Estimation

Method

.................... 97
Table 11.14:

Confidence Levels of Key

Criteria for Classification

of the 4L14and 4L50
TSFs Mineral Resources ................................

................................

.............................. 98
Table 11.15:

Knights Complex Mineral Resource Estimates (Inclusive)

............................... 99
Table 11.16:

Knights Complex Mineral Resource Estimates (Exclusive)

............................ 100
Table 11.17:

Rooikraal: Search Parameters: Inverse Distance Estimation

Method .........

108
Table 11.18:

7L15: Search Parameters: Inverse Distance Estimation

Method

.................. 108

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.19:

Ergo:

Confidence

Levels

for

Key

Criteria

for

Mineral

Resource
Classification ................................

................................

................................

............ 109
Table 11.20:

Ergo Mineral Resource Estimates (Inclusive)................................

.................. 110
Table 11.21:

Ergo Mineral Resource Estimates (Exclusive)

................................

................. 110
Table 11.22:

Search Parameters

................................

................................

.......................... 116
Table 11.23:

Confidence Levels for Key Criteria for Mineral Resource Classification

.....

116
Table 11.24:

Marievale Mineral Resource Estimates (Inclusive)

................................

........

117
Table 11.25:

Marievale Resource Estimates (Exclusive)

................................

..................... 118
Table 11.26:

Search Parameters: Inverse Distance Estimation Method

........................... 123
Table 11.27:

Confidence Levels for Key Criteria for Mineral Resource Classification

.....

125
Table 11.28:

Grootvlei Complex Mineral Resource Estimates (Exclusive)

........................ 126
Table

11.29:
Search Parameters: Inverse Distance Estimation Method

................................

.......

128
Table 11.30:

Confidence Levels for Key Criteria for Mineral Resource Classification

.....

129
Table 11.31:

5A10/5L27 Mineral Resource Estimates (Inclusive)

................................

........

130
Table 11.32:

5A10/5L27 Mineral Resource Estimates (Exclusive)

................................

.......

130
Table 11.33:

Search Parameters

................................

................................

.......................... 133
Table

11.34:
Confidence Levels for Key Criteria for Mineral Resource Classification

................... 133
Table 11.35:

Daggafontein TSF Mineral Resource Estimate (Inclusive)

............................ 134
Table 11.36:

Daggafontein TSF Mineral Resource Estimate (Exclusive)

............................ 135
Table 11.37:

Inclusive Mineral Resources of

the 19 Material Properties

as at 30

June
2022

136
Table 11.38:

Exclusive Mineral Resources of the 19 Material Properties as

at 30 June
2022

137
Table 11.39:

Ergo Inclusive Mineral Resources Statement as at 30 June 2022

................ 138
Table

11.40:
Ergo Exclusive Mineral Resources Statement as at 30 June 2022

............................ 138
Table 12.1:

Reconciliation of RoM Head Grade (Au)

................................

......................... 140
Table 12.2:

Reconciliation of RoM Tonnage

................................

................................

.....

140
Table 12.3:

Cut-off Grade and Mineral Reserve Grades

................................

................. 141
Table 12.4:

Ergo TSF Mineral Reserves Statement as at 30 June 2022

............................ 143
Table 12.5:

Mineral Reserve Reconciliation

................................

................................

......

143
Table 13.1:

Historical Ergo Operational Results

................................

................................

.

145
Table 13.2:

Central Rand (City Section)

................................

................................

............ 155
Table 13.3:

Central Rand (Knights Section)

................................

................................

......

156
Table 13.4:

East Rand Section (Ergo Section)

................................

................................

...

157

Technical Report Summary of the material Tailings Storage

Facilities

Table 13.5:

Summary of Modifying Factors for LoM Plan

................................

................. 158
Table 13.6:

Ergo Forecast Production from July 2021 to June 2034

................................ 159
Table 14.1:

Ergo Process Recoveries ................................

................................

.................... 168
Table 16.1:

Above Ground Gold Stocks in 2021

................................

............................... 177
Table 16.2:

Long Term Consensus Forecasts in Nominal Terms

................................

.......

179
Table 16.3:

Global Gold Production ................................

................................

................. 180
Table 17.1:

Ergo Water Consumption ................................

................................

............... 183
Table 17.2:

SLP Financial Provision Summary

................................

................................

....

185
Table 17.3:

Ergo Rehabilitation Financial Provision Summary

................................

.........

186
Table 18.1:

Capital Expenditure Summary ................................

................................

.......

187
Table 18.2:

Rooikraal Capital Expenditure Estimate

................................

........................ 187
Table 18.3:

Marievale Capital Pump Stations ................................

................................

..

188
Table 18.4:

Marievale Total Capital Expenditure Summary

................................

............ 188
Table 18.5:

Daggafontein Capital Pump Stations ................................

........................... 188
Table 18.6:

Daggafontein Capital Expenditure Summary

................................

.............. 189
Table 18.7:

Non-material TSF Capital Expenditure for the Ergo Section

......................... 189
Table 18.8:

Withok Compartment Capital Expenditure

................................

.................. 189
Table 18.9:

Solar Power Project Capital Estimate ................................

............................ 190
Table 18.10:

City Total Capital Expenditure Summary

................................

....................... 190
Table 18.11:

Average LoM Operating Cost for Ergo

................................

.......................... 191
Table 19.1:

Economic Analysis

................................

................................

........................... 194
Table 26.1:

Qualified Person’s Details................................

................................

................ 202

Technical Report Summary of the material Tailings Storage

Facilities

1

Executive Summary
1.1

Introduction
Ergo Mining (Proprietary)

Limited (Ergo) is a

wholly owned subsidiary

of DRDGOLD Limited

(DRDGOLD).
DRDGOLD is domiciled in South

Africa and listed on the

Johannesburg Stock Exchange

(JSE: DRD) and
New York Stock Exchange (NYSE: DRD). DRDGOLD, a South African-based gold mining company, has a
100% share in Ergo. DRDGOLD is a Tailings Storage Facilities

(TSFs) retreatment company.
The TSFs

Mineral

Resource

and

Mineral

Reserve

estimates

declared

in

this

Technical

Report

Summary
(this Report) are 100%

attributable to DRDGOLD.

The TSFs covered are

from Crown, City

Deep, Knights,
Ergo, Marievale and Grootvlei Complexes,

5A10/5L27 sand dump and Daggafontein TSF.
The Mineral Resource

and Mineral

Reserve estimate contained

in this Technical

Report Summary were
compiled

and

reported

by

the

Qualified

Persons

(QPs)

for

DRDGOLD

in

accordance

with

Items
601(b)(96) and 1300 through 1305 of

Regulation S-K (Title 17, Part 229,

Items 601(b)(96) and 1300 through
1305

of

the

Code

of

Federal

Regulations)

promulgated

by

the

Securities

and

Exchange

Commission
(SEC).
This document is

the first submission

of a Technical

Report Summary under

Regulation S-K; thus,

it is not
an update of a previously filed Technical Report Summary.
This

Technical

Report

Summary

is

based

on

information

available

until

30

June

2022.

There

were

no
material changes between the effective and reporting

dates.
1.2

Property Description
Ergo is reclaiming

TSFs and sand

dumps in the

City of Johannesburg

and the City

of Ekurhuleni, Gauteng,
South Africa. The Crown and City Deep Complexes

are in the City of Johannesburg,

while all other TSFs
are located in the City of Ekurhuleni. A total of 19

material properties are discussed in this report.
1.3

Mineral Rights and Ownership
Ergo’s title in

its Mineral Resources

is vested in

common law ownership

and/or contractual arrangements
and

Prospecting

Rights,

and

its

competency

to

mine

the

same

lie

in

various

Mining

Rights

that

were
converted (and

consolidated)

in terms

of the

provisions

of the

MPRDA and

Environmental

Approvals.
Ergo has submitted an

application to renew and

consolidate all their Mining

Rights into a single

Mining
Right;

this

application

is

receiving

attention

from

the

Department

of

Mineral

Resources

and

Energy
(DMRE).

Renewal

applications

have

been

submitted

to

the

DMRE

for

each

expired

Right.

Ergo

has
applied to extend the consolidated Mining Right for 30 years,

which is the maximum allowable renewal
period as detailed in the Mineral and Petroleum Resources Development Act,

2002 (Act No. 28 of 2002)
(MPRDA).
This report has considered section 24(5) of the MPRDA, as

amended:
“
A mining right in respect of which

an application for renewal has

been lodged shall despite its expiry
date remain in force until such time as such application has been granted or refused.
”
The same applies to the Prospecting Rights through section

18(5) of the MPRDA.

Technical Report Summary of the material Tailings Storage

Facilities

1.4

Geology and Mineralization
The

TSFs

are

man-made

features.

The

material

in

the

TSFs

has

been

processed

through

metallurgical
plants

that

generate

residue

(tailings),

which

are

relatively

uniform

in

comparison

with

the

natural
deposit from which the material is derived. The variation between grades is small as the process residue
TSFs were constructed

in layers.

Grade variation

primarily follows

variations in

the processing

and, to

a
lesser extent, the primary deposits characteristic.
The

TSFs

are

the

waste

product

of

the

mineral

recovery

process.

They

took

the

form

of

a

liquid

slurry
made of

fine mineral

particles -

created when

mined ore

was crushed,

milled and

processed. The

tailings
were

pumped

to

TSFs

which

were

constructed

using

the

Upstream

Deposition

Methodology.

Water
contained within

the slurry was

removed via various

drainage systems and

then re-used in

the process
whilst

the

TSF

was

in

operation.

Once

a

TSF

is

decommissioned

and

declared

dormant,

water

is

still
drained

and

recovered

but

evaporation

and

seepage

are

the

main

reasons

for

water

loss.
Rehabilitation

of the

side

slopes and

top surface

of the

TSF, by

way of

vegetation

and irrigation

,

was
previously only implemented once the TSF was declare

d

dormant.
1.5

Evaluation Drilling and Sampling
A qualified

surveyor

surveyed

all evaluation

drill

hole positions

.

Holes were

drilled

into the

TSF at

1.5m
intervals

to

determine

grade

distribution.

The

number

of

samples

(at

1,5m

intervals),

correlated

with
surveying data, provided the height of the TSF and

tonnage based on a bulk solid’s density of 1.42.
The

typical

exploration

programs

(geophysics,

trenching,

mapping,

and

soil

sampling)

were

not
undertaken

on

the

TSFs.

Evaluation

drilling

programs

were

conducted

on

the

TSFs.

No

exploration

is
required to locate TSFs, as their locations are known

and established above the natural ground level.
Two

drilling

techniques

were

followed

by

specialized

drilling

contractors

on

the

TSFs.

The

Reverse
Circulation (RC) method was

used where auger drilling techniques

could not drill to

the base of

the TSFs,
mainly due to the drill hole length and moisture of

the TSFs towards their bases.
With auger drilling, the rotation of a helical screw causes the blade of the screw to lift the sample to the
surface. This drilling

method does not

require heavy

machinery to drill

to the desired

depth. The auger
method

can

be

used

for

shallow

environmental

drilling,

geotechnical

drilling,

soil

engineering

and
mineral deposits where the formation is soft and the hole does not collapse. This is done by pressing the spiral rods into the ground using a drilling head

machine which can drill up to a depth of 50m.
Samples were collected through the spiral at 1.5m intervals, and the spiral was cleaned with water and brushed after every run.
The RC

drilling

technique

was chosen

in preference

to auger

drilling

in certain

locations because

RC
drilling

could

drill

deeper

than

auger

drilling.

In

addition,

because

of

its

higher

power,

RC

can

drill
through wet material and has

better recovery percentages than auger drilling,

which loses wet samples
through its spiral.
The RVN Group (Proprietary)

Limited (The RVN Group) monitored the

drilling and sampling process. The
methods

were

to

an

acceptable

industry

standard,

and

the

results

were

considered

appropriate

for
further evaluation.

Technical Report Summary of the material Tailings Storage

Facilities

Logging was carried out as per the

Ergo protocols and the QP considered it appropriate for the deposit under

consideration.

Drill

holes

were

logged

on-site

by

the

RVN

Geologist.

Samples

of

1.5m

length
intervals were taken for the

entire length of the drill

holes. Samples were classified according to

whether
they were slimes or

soil, moist or wet

and on color. All

drill hole data was

provided to Ergo in

electronic
and hardcopy formats as drill hole logs, sample logs and assay certificates.
1.6

Sample Preparation
As the samples were moist to wet, all samples were split on-site using the cone and quartering method.
One set was

prepared for routine exploration analysis

for use in the

Mineral Resource estimation and the
other set for metallurgical process test work. All the

samples were presented to the laboratory in a well-
organized

and

sorted

manner

with

easily

understandable

documentation,

including

fully

completed
Sample Submission Forms.
The samples were sent to the following three laboratories for further preparation and assaying:
●
MAED

Metallurgical

Laboratories

(Proprietary)

Limited

(MAED)

is

located

at

Ergo’s

processing
plant in Brakpan. The facility is not accredited,

however is used by Ergo for its grade control and
daily sampling.

Although MAED is

not owned

by Ergo,

it is

situated in the

Ergo processing

plant
and was supplied with all routine exploration samples.
●
SGS

South

Africa

(Proprietary)

Limited

(SGS)

is

located

in

Randfontein.

SGS

is

an

accredited
facility

(T0265)

by

the

South

African

National

Accreditation

System

(SANAS)

for

the

selected
analytical method. Randomly selected check samples (approximately 10% of total samples per
TSF) from MAED were sent to SGS for confirmation. SGS is independent of Ergo;

and
●
AngloGold Ashanti Limited Chemical Laboratory (Anglo Lab),

located in Carletonville,

analyzed
some

check

samples

for

7L15

TSF

in

2016/2017

as

a

secondary

laboratory

to

MAED.

The
laboratory no longer exists

and was not SANAS accredited.

The laboratory was independent

of
Ergo.
The

slime

material

has

been

previously

processed

and

sample

preparation

only

requires

weighing,
drying,

screening,

splitting

and

milling

before assaying.

Screening

removes

potentially

carbonaceous
and other oversized material to represent the material to

be processed through the metallurgical plant.
1.7

Assays
The laboratories weighed the

samples on receipt

before dry screening

them to remove

foreign material.
The

samples

were

then

dried

at

105
˚
C,

crushed

(80%

passing

2mm),

before

being

riffle

split

and
pulverized to 75µm.

The samples

were then analyzed

to determine the

gold content by

fire assay with
gravimetric

finish

by

MAED

and

Atomic

Absorption

Spectroscopy

(AAS)

finish

by

SGS.

The

lower
detection limit for these

methods is 0.01g/t with

no upper detection limit

for the gravimetric method

and
a 10g/t upper limit for AAS. The lower limit

is relevant to the current project

as the TSFs and sand dumps
consist of

processed

materials

and

are

generally

low-grade,

with

grades

slightly

higher

than

10 to

20
times the detection limit.
The laboratories

were instructed

to use

a 100g

aliquot to

analyze for

gold. Through

the experience

of
the QPs, it

is known that analyzing gold

in low-grade slimes, anything less

than a 100g

aliquot may report
inaccurate results.

Technical Report Summary of the material Tailings Storage

Facilities

1.8

Quality Assurance and Quality Control
The laboratories used

in analyzing the samples

have robust internal

quality control checks.

They routinely
insert reference

material (standards and

blanks)

and create

duplicates to

internally check the

accuracy
and precision

of their

assaying techniques.

A batch

is re-assayed

if the

quality control

samples do

not
perform as

expected. The

results of

the quality

control checks

were provided

with the

sample assays
and were all found to be acceptable by the QP.
The

RVN

Group

inserted

certified

quality

control

samples

as

an

additional

check

for

contamination,
precision

and

accuracy.

The

RVN

Group

quality

control

samples

results

were

satisfactory

as

they
generally reported values within the expected ranges.
1.9

Metallurgical Sampling and Testing
The TSFs

were portioned

into logical

sections for

metallurgical testing,

based either

on area,

shape or
elevation. The selected intervals for compositing into the metallurgical test work samples were taken at
different elevations within the TSF to provide sufficient

material for the test work.
The
“
as

received
”

material

was

blended

and

divided

into

2kg

portions

using

cone

and

quarter
splitting.
Leaching of
“
as received
”

material were

done using

the following

parameters, which

simulates the
existing Ergo leach plant:
●
pH = 10.5;
●
precondition with lime for 1 hour or more to maintain

pH at 10.5;
●
Carbon-in-Leach (CIL) with 15g/l carbon;
●
NaCN addition 0,5kg/t;
●
dissolved oxygen in excess of six parts per million (ppm);
●
leach time eight hours; and
●
all samples were submitted to MAED for gold analysis

.
The metallurgical test work confirms that the material tested can be processed to recover residual gold from the TSFs assessed via the current Ergo metallurgical

plant process.
Predicted

recoveries

from

the

TSFs

tested

vary

between

30%

and

60%

and

are

dependent

on

head
grade and the nature of the material. These values are typical for gold TSF processing. All the TSFs meet the requirements for processing through the Ergo

plants.

Technical Report Summary of the material Tailings Storage

Facilities

1.10

Mineral Resource Estimate
The

Mineral

Resource

Estimate

for

the

TSFs

and

sand

dumps

were

adjusted

for

depletion

as

at
30 June 2022. The Mineral Resource estimate for all

the TSFs and sand dumps are declared as follows:
●
the point of

reference is
in situ
for all TSFs

and sand

dumps. The TSFs

or sand dumps

themselves
are the reference points;
●
no

geological

or

other

loses

were

applied

as

all

material

is

accessible

and

there

are

no
geological structures.
●
the Mineral

Resource Estimate

is stated

as both

inclusive and

exclusive

of Mineral

Reserves as
defined in Subpart 1300 of Regulation S-K; and
●
Mineral Resource is 100% attributable to DRDGOLD

.
The total

Mineral Resource

Estimate for

Ergo is

presented in

Table 1.1

to Table

1.2. The

changes in

the
Mineral Resource

from June

2021 to

June 2022

are due

to the

depletion of

20.51Mt at

0.33g/t Au

and
minor survey adjustments of 2.94Mt at 0.20g/t Au.
Table 1.1:

Ergo’s Mineral Resource Statement as at 30 June

2022 (Inclusive)
Mineral Resource
Classification
Mineral Resource as at 30 June 2021
(Inclusive)
Mineral Resource as at 30 June 2022
(Inclusive)
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Measured Mineral Resource 282.95 0.31 2.81 266.25 0.31 2.64
Indicated Mineral Resource 574.95 0.25 4.61 568.21 0.25 4.55
Sub-total Measured and
Indicated Mineral Resource
857.90 0.27 7.42 834.45 0.27 7.19
Inferred Mineral Resource 21.32 0.24 0.16 21.32 0.24 0.16
Total Mineral Resources 879.22 0.27 7.58 855.77 0.27 7.35
Source: The RVN Group, 2022
Notes:
1.

Mineral Resources are reported inclusive of Mineral Reserves.
2.

Mineral Resources have been reported in accordance

with the classification criteria of Subpart 1300 of

Regulation S-K.
3.

Mineral Resources were estimated using the USD1,823/oz, ZAR15.60/USD, ZAR914,294/kg financial parameters and recoveries in Table 11.2.
4.

The reference point for the Mineral Resource is in situ

.
5.

Quantities and grades have been rounded to two decimal

places; therefore, minor computational errors may

occur.
6.

No geological losses were applied to the Mineral Resources.
7.

Attributable Mineral Resource is 100% of the total Mineral

Resource.

Technical Report Summary of the material Tailings Storage

Facilities

Table 1.2:

Ergo’s Mineral Resource Statement as at 30 June

2022 (Exclusive)
Mineral Resource
Classification
Mineral Resource as at 30 June 2021
(Exclusive)
Mineral Resource as at 30 June 2022
(Exclusive)
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Measured Mineral Resource - - - 66.04 0.26 0.55
Indicated Mineral Resource 574.95 0.25 4.61 375.41 0.25 3.02
Sub-total Measured and
Indicated Mineral Resource
574.95 0.25 4.61 441.45 0.25 3.57
Inferred Mineral Resource 21.32 0.24 0.16 21.32 0.24 0.16
Total Mineral Resources 596.27 0.25 4.77 462.77 0.25 3.73
Source: The RVN Group, 2022
Notes:
1.

Mineral Resources are reported exclusive of Mineral Reserves.
2.

Mineral Resources have been reported in accordance

with the classification criteria of Subpart 1300 of

Regulation S-K.
3.

Mineral Resources were estimated using the USD1,823/oz, ZAR15.60/USD,

914,294ZAR/kg financial parameters and recoveries in Table 11.2.
4.

The reference point for the Mineral Resource is in situ

.
5.

Quantities and grades have been rounded to two decimal

places; therefore, minor computational errors may

occur.
6.

No geological losses were applied to the Mineral Resources.
7.

Attributable Mineral Resource is 100% of the total Mineral

Resource.
1.11

Mineral Reserve Estimate
The total Mineral Reserve estimate for Ergo is presented in Table

1.3. The changes in the Mineral Reserve
from 30 June 2021 to 30 June 2022 is due to the inclusion of

192Mt at 0.24g/t Au from Daggafontein, the
removal

of

66Mt

at

0.26g/t

Au

from

Grootvlei,

the

depletion

of

20Mt

at

0.33g/t

Au

and

the

survey
adjustments of 2.94Mt at 0.20g/t Au.
Table 1.3:

Ergo’s Mineral Reserve Statement as at 30 June 2022
Mineral Reserve
Classification
Mineral Reserve as at 30 June 2021 Mineral Reserve as at 30 June 2022
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Tone
(Mt)
Au
(g/t)
Contents
(Moz)
Proven Mineral Reserve 29.36 0.295 0.28 200.21 0.33 2.09
Probable Mineral Reserve 253.59 0.311 2.53 192.79 0.24 1.49
Total Mineral Reserves 282.95 0.309 2.81 393.00 0.28 3.58
Source: The RVN Group, 2022
Notes:
1.

Tons and grades were rounded and this may result

in minor adding discrepancies.
2.

Mineral Reserve has been reported in accordance with the

classification criteria defined in the classification criteria of Subpart 1300 of
Regulation S-K
3.

Mineral Reserve is estimated using the USD1,823/oz, ZAR15.60/

USD and ZAR914,294/kg financial parameters.
4.

A cut-off grade of 0.20g/t has been applied.
5.

No mining losses or dilution has been applied

in the conversion process nor has a mine call factor

been applied.

6.

Tons and grade Run-of-Mine (RoM) as delivered

to the plant.
7.

Attributable Mineral Reserve is 100% of the total Mineral

Reserve.

Technical Report Summary of the material Tailings Storage

Facilities

Table 1.4 depicts the Mineral Reserve reconciliation

between 30 June 2021 and 30 June 2022.
Table 1.4:

Mineral Reserve Reconciliation
Source
Tons
(Mt)
Au Grade
(g/t)
Content
(Moz)
Total Mineral Reserve as at 30 June 2021 282.95 0.31 2.81
Depletion through Mining (20.48) 0.33 (0.22)
Survey Adjustments (2.94) 0.20 (0.01)
Inclusion of Daggafontein TSF in the LoM Plan 192.79 0.24 1.49
Exclusion of a Grootvlei TSF (66.04) 0.26 (0.55)
Inclusion of 4 TSFs in the LoM Plan 6.72 0.26 0.06
Total Mineral Reserve as at 30 June 2022 393.00 0.28 3.58
Source: The RVN Group, 2022
Note: Quantities and grades have been rounded to two

decimal places therefore minor computational

errors may occur.
The

various

modifying

factors,

i.e.,

mining,

metallurgical,

processing,

infrastructure,

economic,
marketing, legal, environmental,

and governmental factors,

are discussed in

the following Items

of this
report.
The 30

June 2022

Life-of-Mine (LoM)

plan was

developed for

the Ergo

operations and

is based

on the
Mineral Resource Estimate as at 30 June

2022

together with a set of modifying

factors based on recent
historical

results

and

economic

inputs

provided

by

Ergo.

The

assumptions

applied

in

determining

the
modifying

factors

and

economic

inputs

are

reasonable

and

appropriate.

The

LoM

plan

is sufficient

ly
detailed

to

ensure

achievability

and

is

based

on

historical

achievements.

All

the

inputs

used

in

the
estimation of the Mineral

Reserve have been thoroughly

reviewed and can

be considered technically
robust.
The current mining methods applied

by Ergo are suitable for all TSFs.

No selective mining will occur with
the entire TSF being processed (including Inferred Mineral

Resources).
The Ergo processing

plant targets a

Run-of-Mine (RoM) throughput

between 1.8Mtpm to

2.0Mtpm. The
City Deep

plant has

been reconfigured

to operate

as a

milling and

pump station

and feed

the Ergo
processing plant via

a 50km pipeline.

The City Deep plant

processes material from

mining areas of

the
Central Rand areas of Johannesburg and is scheduled to close in 2027. Mining areas of Germiston, and some areas of Boksburg are

treated via the Knights plant,

with mining operations scheduled to

close in
June 2024.
An

average

processing

plant

recovery

of

40.9%

has

been

estimated

over

the

19-year

LoM.

The
recoveries are based on metallurgical test work for the various TSFs,

slimes and silted wetland areas that
are scheduled to be mined over the 19-year LoM plan.
The

QP

is

of

the

opinion

that

all

significant

infrastructure

and

logistical

requirements

have

been
considered and

costed. It

is notable

that Ergo

has been

operating for

more than

20 years

and has

a
very good understanding of infrastructural and logistical

requirements.
A gold price

of ZAR914,294/kg is

used to support

the 30 June

2022 Mineral Resource

and Mineral Reserve
statements.

A

gold

price

of

USD1,823/oz

and

an

exchange

rate

of

ZAR15.60:1USD

was

used

in

the
estimation process.

Technical Report Summary of the material Tailings Storage

Facilities

The

gold

price

and

exchange

rates

were

considered

reasonable

by

the

QPs

to

support

the

Mineral
Resource and Mineral Reserve estimates as at 30 June

2022.
Mining Rights, Environmental Approvals and Prospecting Rights held are listed under the Ergo

subsidiary.
Ergo has

numerous Surface

and Prospecting

Rights and

the ownership

of the

surface rights

and mine
TSFs vests

in various

legal entities.

Ergo’s Environment

al Management

Plan (EMP)

encompasses all

the
activities

of Ergo’s

operations

and assesses

the environmental

impacts of

mining

at reclamation

sites,
processing

plants,

TSFs

and

sand

dumps.

It

also

outlines

the

closure

process,

including

financial
provisions.
There are competing ownership

claims on the Grootvlei and Marievale

Complexes, as detailed in Item
3.6. On other TSFs,

there are no legal

challenges to Ergo’s

title that would

prevent operations of any

of
the current mineral rights or mining operations.
A

closure

cost

of

ZAR645

million

has

been

estimated

in

June

2022

for

the

Ergo

operations.

The

QP

is
satisfied that funding for rehabilitation and mine closure is adequate. The QP is satisfied that all material issues relating to Environmental, Social and Governance

have been addressed in this document.
A total capital of ZAR3.22

billion is scheduled to

support the 19-LoM plan,

as depicted. The breakdown
of capital expenditure indicates that the majority of the capital, ZAR3.14 billion,

is allocated to the Ergo
operation over

the duration

of the

LoM plan

with an

additional

ZAR81.9 million

allocated for

the

City
Deep Complex.

As the

mining at

the Knight

section is

scheduled to

be completed

in 2024

there is

no
allocation

of

capital.

The

level

of

accuracy

for

the

capital

expenditure

is

at

least

to

a

preliminary
feasibility study (PFS) level of accuracy, (i.e., +/-25%) with a maximum level of contingency of 15%.
The planned average operating cost for the Ergo budget

over the 19-year operations is estimated at a
PFS level of accuracy (i.e., +/-25%) and a total working

cost of ZAR90.86/t.
The 30 June

2022 19-year

LoM plan, which

is the basis

of the Mineral

Reserve estimate,

is scheduled

to
mine a total of 410.33Mt

at 0.28g/t and produce

50,658kg of gold over the

same period. The LoM

plan
includes

17.3Mt

of

material

that

is

treated

on

a

third-party

contract

basis

and

is

not

included

in

the
Mineral

Reserve.

The

economic

analysis

is

based

on

a

LoM

plan

that

is

designed

to

a

PFS

level

of
accuracy

(i.e.,

+/-25%).

The

economic

analysis

conducted

by

the

QP

indicates

a

net

present

value
(NPV) of ZAR2.21

billion after capital

expenditure and taxation

utilizing a discount

rate of 9.48%.

As the
Ergo operations are an on-going

operation with an annual positive

cashflow, the internal rate of return
(IRR) and payback period are not applicable.

Technical Report Summary of the material Tailings Storage

Facilities

The

sensitivity

analysis

of

the

Ergo

LoM

model

varies

revenue

(price

and

grade),

operating

cost

and
capital expenditure at 5%

increments above and

below the base case.

The analysis indicates that

the
Ergo operations are

very sensitive to

revenue parameters such as

gold price,

exchange rate, grade and
recovery. In addition, the LoM is also very sensitive to changes in operating costs. The sensitivity analysis
indicates

that

the

LoM

is

not

overly

sensitive

to

capital

and

therefore, capital

expenditure

should

be
considered

if

the

expenditure

will

reduce

operating

costs or

increase

revenue.

The sensitivity

analysis
indicates that

the achievement

of the

LoM Plan

in terms

of tonnage

is critical

in realizing

the planned
operating costs and being able to mine the individual TSFs at the planned cut-off grade.
1.12

Permitting Requirements
Ergo

is

one

of

only

a

few

surface

operators

that

holds

Mining

Rights

under

the

MPRDA

over

a

large
portion

of

its

reserves.

The

provisions

of

the

MPRDA,

and

the

definition

of

‘mineral’

had

inadvertently
created

a

gap

in

the

Act

placing

the

‘minerals’

in

certain

TSFs

beyond

the

regulatory

reach

of

the
MPRDA and limiting its competency to issue rights

upon application.

However,

in

terms

of

the

transitional

arrangements

of

the

MPRDA,

which

were

peremptory

upon

the
DMRE in the event that the petitioner met the conditions for conversion from ‘old order’ to

‘new order’,
Ergo was

able to

convert its

old order

rights,

thus extending

its “license

to mine”

into the

dispensation
introduced by the MPRDA. Ergo has also submitted applications to renew all its Mining and Prospecting
Rights with

the DMRE.

The current

Mining and

Prospecting

Rights have

expired (with

the exception

of
7L4 TSF) but remain in force until such time that the renewal applications have been granted or refused
by the

DMRE. Water use

licenses are

applied for

as and

when required

to remain

compliant with

relevant
legislation.
Ergo

complies

with

all

the

conditions

for

renewal

and

has

no

reason

to

believe

that

the

submitted
renewals

would not be granted. Ergo is in constant communication with the DMRE and is submitting the
required information as per their requests to finalize these renewal applications.
There

are

conflicting

ownership

claims

to

certain

Grootvlei

and

Marievale

TSFs

which

are

detailed

in
Item 3.6.
1.13

Conclusion and Recommendations
The

QP

concludes

that

the

protocols

for

drilling,

sampling

preparation

and

analysis,

verification,

and
security meet industry

standard practices

and are appropriate

for the purposes

of a Mineral

Resource
estimate. The studies

have found that

the Ergo TSFs

have reasonable prospects

for economic extraction.
The QP

is satisfied

with the

Quality Assurance (QA)

developed by

The RVN

Group and

the Quality

Control
(QC) programs implemented as there was no significant

bias in reporting data.
The QP

contends that

the assumptions,

parameters, and

methodology

used for

the Mineral

Resource
estimate are appropriate for the style of mineralization and deposit type.
There

is

sufficient

information

to

allow

for

decision-making

in

the

future.

The

QPs

recommended

no
additional work.
The

QP

considers

the

conversion

of

Mineral

Resources

to

Mineral

Reserves

to

be

appropriate.

TSFs
reported

in

this

document

have

sufficient

information

to

be

used

in

Mineral

Reserve

estimate

and
demonstrate

economic

viability.

The

modifying

factors

applied

are

considered

appropriate

as

they

Technical Report Summary of the material Tailings Storage

Facilities

contain sufficient detail to

support at least a

PFS level of accuracy

(i.e., +/-25%); with a

maximum level
of contingency of 15%.
The significant risks that could affect the Mineral Resource and Mineral Reserve are:
●
rising electricity prices and the continuity of the Eskom supply distribution;
●
regulatory approval for the Withok compartment of the Brakpan/Withok

TSF final life design;
●
the sensitivity of some of

the TSFs to the increase

in operating costs and the decrease

in the gold
price;
●
social unrest and social license to operate;
●
supply and cost of water;
●
failure to obtain necessary approvals from the DMRE;
●
competing claims to ownership of certain Marievale

and Grootvlei TSFs;
●
global inflation and rising production costs; and
●
extreme weather.

Technical Report Summary of the material Tailings Storage

Facilities

2

Introduction
2.1

Project Background
Ergo Mining

(Proprietary)

Limited (Ergo)

is a

subsidiary

of DRDGOLD

Limited

(DRDGOLD).

DRDGOLD

is
domiciled in South

Africa and listed

on the

Johannesburg Stock Exchange (JSE:DRD)and

New York

Stock
Exchange (NYSE:

DRD).

DRDGOLD, a

South African-based

gold mining

company, has

a 100%

share in
Ergo.

The Tailings

Storage Facilities

’

(TSFs’) Mineral

Resource and

Mineral Reserve

estimates declared

in this
Technical Report Summary (this

Report/TRS) are owned

by Ergo and

are 100% attributable

to DRDGOLD.
The TSFs

covered in

the report

are from

the Crown,

City Deep,

Knights, Ergo,

Marievale and

Grootvlei
Complexes,

and 5A10/5L27 sand

dumps and Daggafontein

TSF. A total

of 19 TSFs

were identified by

Ergo
to be material properties and have been

described extensively in this report. Ergo

has a total of 98 TSFs
inclusive of 79 smaller TSFs and clean-up sites.
The Mineral Resource and Mineral Reserve estimates

contained in this Technical Report

Summary were
compiled

and

reported

by

the

Qualified

Persons

(QPs)

for

DRDGOLD

in

accordance

with

Items
601(b)(96) and 1300 through 1305 of

Regulation S-K (Title 17, Part 229,

Items 601(b)(96) and 1300 through
1305

of

the

Code

of

Federal

Regulations)

promulgated

by

the

Securities

and

Exchange

Commission
(SEC).
This document is the first submission of a Technical Report Summary under Subpart

1300 of Regulation S-
K; thus, it is not an update of a previously filed Technical

Report Summary.
The material TSFs are at different mining stages as presented below:
●
Crown (3L5, 3L7 and 3L8):

The TSFs are at an advanced

exploration stage, with all

TSFs classified
as Indicated Mineral Resources.
●
City Deep (4L3,

4L4 and

4L6):

The Complex is

at a development

stage with

all TSFs declared

as
Measured Mineral Resources and Proven Mineral Reserves.
●
Knights (4L14 and

4L50):

The Complex

is at

a development stage,

with TSFs

reported as Measured
Mineral Resources and Proven Mineral Reserves.
●
Ergo

(Rooikraal

and

7L15):

The

Complex

is

at

a

production

stage

with

Measured/Indicated
Mineral Resources and Proven/Probable Mineral Reserves

declared.
●
Marievale (7L4, 7L5, 7L6 and 7L7):

The Complex is at a development stage

with TSFs reported as
Measured Mineral Resources and Proven Mineral Reserves.
●
Grootvlei (6L16,

6L17 and

6L17A):

The Complex

is at

an advanced

exploration

stage with

two
TSFs

reported

as

Measured

Mineral

Resources

and

one

TSF

reported

as

Indicated

Mineral
Resources.
●
5A10/5L27

Sand

Dumps:

The

two

sand

dumps

are

joined.

Measured

Mineral

Resource

and
Proven Mineral Reserve

were declared. The

sand dump is

a production

stage through trucking
to Ergo Plant.

Technical Report Summary of the material Tailings Storage

Facilities

●
Daggafontein

TSF:

The

TSF

is

at

a

development

stage,

with

a

significant

amount

(192.79Mt)
declared

as

Indicated

Mineral

Resource

and

Probable

Mineral

Reserve.

A

smaller

amount
(21.32Mt) of the material is reported as Inferred Mineral Resource due to inaccessibility because of the presence of surface water.
2.2

Terms of Reference and Purpose of the Technical Report
Ergo commissioned the

QPs from The RVN

Group (Proprietary) Limited

(The RVN Group) to

compile this
Technical Report Summary to report their Mineral Resource

and Mineral Reserve estimates.
This report

details the

results

of the

evaluation

drilling,

sampling,

assaying, bulk

density

determination,
surveying

and

metallurgical

test

work

and

the

resultant

Mineral

Resource

and

Mineral

Reserve
estimations.
This document reports the

Mineral Resource and Mineral

Reserve estimates for the

material TSFs. The TSFs
in

this

report

are

clustered

into

complexes,

with

the

exception

of

the

5A10/5L27

sand

dumps

and
Daggafontein TSF, which are reported separately

due to their size and location:
●
Crown;
●
City Deep;
●
Knights;
●
Ergo;
●
Grootvlei;
●
Marievale;
●
5A10/5L27;

and
●
Daggafontein.
This report is the first Technical Report Summary for DRDGOLD prepared under the SEC's

Subpart 1300 of
Regulation S-K disclosure requirements.
The effective

date of

the Mineral

Resource and

Mineral Reserve

estimates

for the TSFs

is 30 June

2022.
The QPs noted that there had been no material change to

the information between the effective date
and the signature date of the Report.
Ergo is a South African gold producer,

recovering gold from the retreatment of surface

tailings facilities
located in the Central and Eastern areas of the Gauteng

Province.
The RVN Group is a South African-based mining consulting firm that provides services and advice to the
local

and

international

mineral

industries.

Ergo

has

retained

The

RVN

Group

since

2016

to

manage
drilling activities,

estimate Mineral

Resources and

Mineral Reserves

and compile

technical reports.

The
QPs from The RVN Group prepared this Technical

Report Summary.

Technical Report Summary of the material Tailings Storage

Facilities

2.3

Participants and Areas of Responsibilities
The following

personnel were

nominated to

the project

team, and

their specific

areas of responsibility
are shown in Table 2.1. The qualifications and appropriate experience of the authors are summarized in
Table 2.1.

Technical Report Summary of the material Tailings Storage

Facilities

Table 2.1:

List of QPs and their Responsibilities
Personnel Company Qualifications Responsibility
Mpfariseni Mudau,
Pr.Sci.Nat.
The RVN Group
B.Sc. (Hons) Geology,
Graduate Diploma in Mining Engineering,
M.Sc. Mining Engineering,
B.Sc. Applied Mathematics and Statistics,
SACNASP Registration No.: 400305/12
Item
1 to 11 and
20 to 25
Steven Rupprecht,
FSAIMM
The RVN Group
B.Sc. Mining Engineering,
Ph.D. Mechanical Engineering
FSAIMM Registration No.: 701013

Item
1 and
12 to 19
Source: The RVN Group, 2022
The

QP

responsible

for

reporting

and

signing

off

on

the

exploration

activities

and

Mineral

Resource
estimates is Mr Mpfariseni Mudau.

Mr Mudau is a Professional Natural Scientist

(with registration number
400305/12) registered

with

the

South African

Council

for Natural

Scientific

Professions

(SACNASP)

with
more

than

five

years

of

experience

relevant

to

the

drilling,

estimation

and

reporting

of

TSF

Mineral
Resources. Mr Mudau works for The RVN Group and

is independent of Ergo and DRDGOLD.
The QP

with responsibility for

reporting and signing

off of

the Mineral Reserve

estimates is Professor

Steven
Rupprecht.

Professor

Rupprecht

is a

Fellow

of

the

Southern

African

Institute

of

Mining

and

Metallurgy
(SAIMM

with

registration

number:

701013)

with

more

than

five

years

of

experience

relevant

to

the
estimation and reporting of TSF Mineral Reserves. Professor

Rupprecht is an associate of The RVN Group
and is independent of Ergo and DRDGOLD.
2.4

Sources of Information
Most of the technical information utilized for

the preparation of this report was obtained from

the drilling
campaigns

that

The RVN

Group

supervised.

Other

technical

information

and

engineering

data were
sourced

from

Ergo,

their

contractors

and

third-party

reports

available

in

the

public

domain.

These
sources are acknowledged in the body of the report and

listed in Item 24.
Information provided by the registrant upon which the

QPs relied is listed in Item 25.
In

preparing

the

report,

the

QPs

have

relied

upon

contributions

from

a

range

of

technical,

financial,
environmental

and

engineering

specialists

for

the

disciplines

outside

their

expertise.

Based

on

the
support

and

advice

from

the

specialists,

the

QPs

consider

it

reasonable

to

rely

upon

the
information/advice provided.
2.5

Site Inspection
Mr

Mpfariseni

Mudau

visited

the

drilling

projects

on

commencement,

during,

and

completion

of

the
drilling

campaigns.

These

visits

were

conducted

in

2016,

2017,

2018,

2019,

2020,

2021

and

2022.
Mr Mudau

further visited

the sample

sorting and

storage facilities

at the

Ergo processing

plant in

Brakpan.
On

several

occasions,

Mr

Mudau

also

visited

MAED

Metallurgical

Laboratories

(Proprietary)

Limited
(MAED)

and

SGS

South

Africa

(Proprietary)

Limited

(SGS)

where

the

samples

were

prepared

and
analyzed.

Mr Mudau also visited the mining sites on several occasions

.

Technical Report Summary of the material Tailings Storage

Facilities

The objectives of the site visits were to:
●
familiarize the QP with the TSFs and the general infrastructure

;
●
inspect the drilling and sampling sites;
●
conduct assessment of sampling methodologies, quality

control processes and data validation;
●
provide training and conduct planned task observations

;
●
validate

the geological logging;
●
inspect the sample storage area and the sample preparation

methods;
●
discuss and agree on the analytical method with

the laboratories;

and
●
collection of database and additional technical

information.
Steven Rupprecht conducted site visits to material and

non-material TSFs in 2020, 2021 and 2022.
2.6

Units, Currencies and Survey Coordinate System
Unless otherwise

stated, all

figures included

in this

report are

expressed in

metric units.

All geographic
coordinates are UTM WGS84 system or LO29 Meridian

.

The elevation Datum is the mean sea level.
All

monetary

figures expressed

in

this

report are

in South

African

Rand

(ZAR) and

United

States

Dollar
(USD).
A point is

used as the

decimal marker, and the

comma is used

for the thousand’s

separator (for numbers
larger than 999).
Unless

otherwise

stated,

the

word
‘
tons
’

denotes

a

metric

ton

(1,000kg).

Table

2.2

presents

the
abbreviations used in the report.
Table 2.2:

List of Abbreviations
Units Description
% percentage
˚
degrees
˚
C
Degrees Centigrade
‘ minutes
“
seconds

µm Micron
3D three-dimensional
AAS Atomic Absorption Spectroscopy
AMD acid mine drainage
AMIS African Mineral Standards
amsl above mean sea level
Anglo Lab AngloGold Ashanti Limited Chemical Laboratory
Au gold
CIL Carbon-in-Leach
cm centimeter(s)
CoV Coefficient of Variation
CRM Certified Reference Material
Crown Mines Crown Mines Limited
DMRE Department of Mineral Resources and Energy
DRDGOLD DRDGOLD Limited

Technical Report Summary of the material Tailings Storage

Facilities

Units Description
EIA Environmental Impact Assessment
EMP Environmental Management Plan
EMPr Environmental Management Program
Ergo Ergo Mining (Proprietary) Limited
ERPM East Rand Proprietary Mines Limited
Eskom Electricity Supply Commission
g gram(s)
g/l grams per liter
g/t grade grams per ton
Geografix Geografix Surveys CC
GPS Global Positioning System
ha hectares = 100m-by-100m
HRD Human Resource Development
IDW Inverse Distance Weighting
InSAR Interferometric Synthetic Aperture Radar
IRR internal rate of return
ISO International Organization for Standardization
JSE Johannesburg Stock Exchange
kg kilograms = 1,000 grams
kg/t kilograms per ton
km kilometer(s) = 1,000 meters
km
2
square kilometers
koz kilo ounces= 1,000 ounces (troy)
kt kilotons
ktpm kilotons per month
LED Local Economic Development
liter Metric unit of volume = 1,000cm
3
LoM Life-of-Mine
m meter(s)
m
2
square meters
MAED MAED Metallurgical Laboratories (Proprietary) Limited
mamsl meters above mean sea level
mm millimeter(s) = meter/1000
Moz Million ounces (troy)
MR Mining Right
Mt Million metric tons
Mtpa Million tons per annum
MWP Mining Works Program
NaCN sodium cyanide
NERSA National Energy Regulator of South Africa
NN Nearest Neighbor
NNR National Nuclear Regulator
NPV net present value
NYSE New York Stock Exchange
oz Troy ounces = 31.1034768 grams
pH quantitative measure of the acidity or basicity of a solution ppm parts per million

Technical Report Summary of the material Tailings Storage

Facilities

Units Description
PR Prospecting Right
PWP Prospecting Work Program
QA Quality Assurance
QC Quality Control
QP Qualified Persons
RC Reverse Circulation
RoM Run-of-Mine
SANAS South African National Accreditation System
SCADA supervisory control and data acquisition
SEC Securities and Exchange Commission
SGS SGS South Africa (Proprietary) Limited
S-K 1300 Subpart 1300 of Regulation S-K under the U.S. Securities Exchange Act of 1934
SLP Social and Labor Plan
t metric ton = 1,000 kilograms
t/m
3
density - ton per cubic meter
TCTA Trans-Caledon Tunnel Authority
The RVN Group The RVN Group (Proprietary) Limited
this Report Technical Report Summary
tons
metric tons = 1,000 kilograms

TPMS Tailings Performance Management System
USD United States Dollars
WGS84 World Geographic System 1984
WUL Water Use License
ZAR South African Rand
2.7

Independence
The QPs or The RVN Group

received a fee for preparing

this Technical Report Summary in

accordance
with standard professional

consulting practice. The

QPs or The RVN

Group will receive

no other benefit
for the preparation of this report.

Neither QPs, The RVN Group, nor

any of its employees and

associates
employed in the

preparation of

this report has

any pecuniary

or beneficial interest

in Ergo, DRDGOLD

,
or their associates.
The QPs consider

themselves independent.

Technical Report Summary of the material Tailings Storage

Facilities

3

Property Description
3.1

Location and Operations Overview
Ergo is

reclaiming

TSFs in

the City

of Johannesburg

and the

City of

Ekurhuleni,

Gauteng, South

Africa.
The Crown and City

Deep Complexes are located

in the City of

Johannesburg while all

other TSFs and
the sand dumps are located in the City of Ekurhuleni,

as shown in Figure 3.1.
This TRS covers a total of 18 material TSFs of varying sizes and one sand dump.

The smaller TSFs or clean-
up sites (79

in total) are

not extensively

covered in this

report for various

reasons: they are

not material
as most are too small

while others are not part of

an immediate plan to be

included in the Life-of-Mine
plan

by

Ergo

(e.g.,

Fleurhof

Complex).

The

18

material

TSFs

and

one

sand

dump

contribute
approximately 89% of the total Mineral Resource, while the remaining 79 smaller TSFs and clean-up sites only

contribute

11%

to

the

total

Ergo

Mineral

Resource

estimates.

Of

the

total

Ergo

Mineral

Reserve
declared,

92%

contribution

by

tonnage

is

from

the

material

properties.

Thus,

Ergo

considers

the

79
smaller TSFs and clean-up sites not material (Figure 3.2).
The sand dumps (5A10 and

5L27) are combined to form one

elongated structure of varying heights. The
two small

dumps on

the north

and east

are known

as 5L27

and the

center sand

dump is

5A10. These
dumps are joined and

have similar properties.

They were modelled as 5A10/5L27

but then separated for
reporting Mineral Resource estimate.
Of the

total material

properties,

18 are

slime TSFs

and one

is a

sand dump

(5A10/5L27). Slime

is a

very
fine material, while sand is course-grained.
The

areas

occupied

by

the

18

material

TSFs

and

a

sand

dump

are

shown

in

Table

3.1.

Engineering
parameters and topography determined the size and

shapes of the properties at

the time of deposition
of the waste products from the respective processing

plants.

Technical Report Summary of the material Tailings Storage

Facilities

Table 3.1:

Footprint Areas of the Material TSFs
TSF Centre Coordinates
Area
(ha)
Maximum Height
(m)
Crown
3L5 (Diepkloof) 26
0
13’34.95”S, 27
0
57’09.70”E 130.00 67.50
3L7 (Mooifontein) 26
0
13’35.85”S, 27
0
13’35.85”E 87.00 88.50
3L8 (GMTS) 26
0
14’23.75”S, 27
0
58’07.91”E 147.00 94.50
City Deep
4L3 26°13'51.72"S, 28° 5’50.63”E 36.61 40.50
4L4 26°13’59.91”S, 28° 6’9.99”E 23.81 16.50
4L6 26°13’59.56”S, 28° 7’15.02”E 27.15 19.50
Knights
4L14 26°12'23.76"S, 28° 8'54.38"E 10.27 37.50
4L50 26°15'18.78"S, 28°13'8.60"E 68.03 40.50
Ergo
Rooikraal 26
0
21’48.16” S, 28
0
17’40.88”E 141.04 47.50
7L15 26°19'49.59"S, 28°24'46.01"E 73.28 37.50
Marievale
7L4

26°19'30.94"S, 28°30'5.07"E 133.48 25.00
7L5 26°19'55.08"S, 28°30'3.08"E 26.91 22.50
7L6 26°19'56.20"S, 28°30'22.96"E 46.73 34.50
7L7 26°20'51.49"S, 28°30'5.43"E 47.00 13.50
Grootvlei
6L16 26°14'31.94"S, 28°28'55.51"E 112.13 31.50
6L17 26°13'18.99"S, 28°29'23.20"E 110.02 40.50
6L17A 26°14'0.25"S, 28°29'42.67"E 85.05 25.50
5A10/5L27
5A10/5L27 26°13'9.79"S, 28°23'51.84"E 202.00 68.00*
Daggafontein
Daggafontein TSF 26
0
17’56.48” S, 28
0
31’55.10”E 462.21 64.50
Total Area (ha) 1,969.72
Source: The RVN Group, 2022
Note
:
*estimated height as drilling could not reach the base

of the sand dump, only drilled up to 52.5m
.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 3.1: Location of the Material TSFs and

Infrastructure (the material properties of Ergo)

Technical Report Summary of the material Tailings Storage

Facilities

Technical Report Summary of the material Tailings Storage

Facilities

Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 3.2:

Location of the Material Properties in Relation

to the Smaller TSFs and Clean-up Operations

Technical Report Summary of the material Tailings Storage

Facilities

Technical Report Summary of the material Tailings Storage

Facilities

Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Other material properties of Ergo include:
●
Knights

Plant;
●
Ergo Plant;
●
Brakpan/Withok TSF;
●
pump stations;
●
a network of pipelines;
●
City Milling Plant;
●
Central Water Facility;

and
●
solar power project.
3.2

Mineral Rights Conditions
TSFs are in most instances

considered movable, and capable

of being owned under

the common law
separately from land. As such they are

distinguishable from underground minerals, which can no longer be

individually

owned in

South African

but in

respect

of which

the

Department

of

Mineral

Resources
and Energy (DMRE)

may issue Mining Rights

in terms of the

MPRDA of 2002 (MPRDA),

as amended. The
construct of the MPRDA

caused the minerals in

certain TSFs to therefore

fall outside the regulatory reach
of the

MPRDA.

The transitional

arrangements of

the MPRDA

provided for

existing operations

however,
to convert

old order

rights (Mining

Licenses held

under the

previous dispensation)

to new

order rights.
Ergo successfully

converted its

old order

licenses to

Mining Rights,

and is

seeking to

consolidate them
into

a

single

right.

Now,

in

terms

of

reserves

in

TSFs

over

which

there

were

no

old

order

rights,
Environmental Approvals

are obtained

from the

DMRE for

the retreatment

of such

TSFs –

a somewhat
pragmatic, yet administratively competent means of

overcoming the drafting gap in the MPRDA.
For

an

exploration

project,

a

Prospecting

Right

(PR),

valid

for

five

years,

is

issued,

and

for

a

mining
operation, a Mining Right (MR)

valid for up to 30

years,

is issued. The PR, which

is conducted in terms of
a Prospecting Work Program (PWP), is renewable for a

further three years. The MR is undertaken in

terms
of

the

Mining

Works

Program

(MWP),

Social

and

Labor

Plan

(SLP),

and

an

approved

Environmental
Management

Program

(EMPr)which

can

be

renewed

for

a

further

30

years.

A

PR

or

MR

may

be
cancelled or suspended subject to Section 47 of the

MPRDA.
The

MPRDA

makes

provisions

relating

to

the

ownership

and

Broad-Based

Socio-Economic
Empowerment

Charter.

A

shareholding,

equity,

interest

or

participation

in

the

mining

right

or

joint
venture,

or

a

controlling

interest

in

a

company/joint

venture

may

not

be

encumbered,

ceded,
transferred,

mortgaged,

let,

sublet,

assigned,

alienated,

or

otherwise

disposed

of

without

the

written
consent of the Minister, except in the case of a change

of controlling interest in listed companies.
The SLP is submitted to

the DMRE every five

years for approval, while

the SLP’s annual progress

report is
submitted annually to the DMRE.
The Environmental Management Plan (EMP) and Water Use License (WUL) are assessed for compliance annually.

Technical Report Summary of the material Tailings Storage

Facilities

3.3

Mineral Title
Ergo title in its TSFs is vested

in either common law ownership

or private treaty and it

holds either Mining
and

Prospecting

Rights

as presented

in

Table

3.2 or

Environmental

Approvals

in

respect

of the

same.
Ergo has submitted applications

for the renewal of its mining

rights and prospecting rights. The

renewal
applications

were

made

to

the

DMRE

on

different

dates

per

mining

right.

Ergo

is

in

the

process

of

a
consolidation of

its mining

rights and

as such

has applied

to extend

the mining

period for

a further

30
years

through

its

consolidated

mine

works

program.

The

period

of

30

years

is

the

maximum

period
allowable for a Mining Right renewal as detailed in

the MPRDA, as amended.
This report has considered Section 24(5) of the MPRDA, as amended:
“
A mining right in respect of which

an application for renewal has

been lodged shall despite its expiry
date remain in force until such time as such application has been granted or refused.
”
The same applies to the prospecting right (section18(5)

of the mentioned Act).
Freehold landowners

are presented

in Table 3.3.

Ergo owns a

significant portion

of freehold where

the
TSFs and sand dumps are located. Where Ergo

does not own the property, use and

access agreements
are in place

with third-party landowners,

with the exception

of the landowner

on which certain

of the
Marievale dumps are situated. Access to the TSFs for Prospecting Right purposes is enabled through the provisions in the MPRDA.
Table 3.2:

Mineral Rights Information as at 30 June 2022
Complex
Permit
Holder
Permit Type
Reference
Number with
the DMRE
Expiry Date
Renewal
Submission
Application
Date
Renewal
Reference
Number with
the DMRE
Crown Ergo Mining Right GP184MR 20/06/2014 24/03/2014 GP 10022 MR
City Deep Ergo Mining Right GP185MR 20/06/2014 24/03/2014 GP 10023 MR
Knights Ergo Mining Right GP187MR 20/06/2018 13/03/2018 GP 10067 MR
Ergo Ergo Mining Right GP158MR 27/10/2021 23/07/2021 GP 10097 MR
Marievale (7L4)
Ergo Prospecting Right
GP10348 19/02/2022 Not
applicable
Not
applicable
Marievale (7L5,
7L6 and 7L7)
Ergo
Common Law
Ownership
Not
applicable
Not
applicable
Not
applicable
Not
applicable
Grootvlei Ergo Prospecting Right GP10044PR 21/04/2019 28/03/2019 GP 10592 PR*
5A10/5L27 Ergo Mining Right GP158MR 27/10/2021 23/07/2021 GP 10097 MR
Daggafontein TSF Ergo Mining Right GP158MR 27/10/2021 23/07/2021 GP 10097 MR
Source: DRDGOLD, 2022
Table 3.3:

Land Tenure Information
Reclamation Sites Surface Rights Owner
Crown Complex Ergo and Innovative Property Solutions(iPROP)
City Deep Complex Ergo and IPROP
Knights Complex Ergo, Abland, Living Africa and EMM

Technical Report Summary of the material Tailings Storage

Facilities

Ergo Complex Ergo and Ekurhuleni Metropolitan Municipality
Marievale Complex Ergo, Ekurhuleni Metropolitan Municipality, Scarlet Sun and STI Consulting
Grootvlei Complex Ekurhuleni Metropolitan Municipality and various private owners
5A10/5L27 Sand Dump Marcon Group
Daggafontein TSF Ergo
Source: DRDGOLD, 2022
3.4

Violation and Fines
Ergo has no fines resulting from violating the mineral rights conditions.
3.5

Royalties
Ergo is not required to pay

royalties to the State, nor

does it receive royalties

from any other operation.
Royalties

in

South

Africa

are

guided

by

the

Mineral

and

Petroleum

Resources

Royalty

Act,

2002

(Act
No. 28 of 2008) (MPRRA).
Ergo does not pay

royalty on the retreatment of

TSFs and sand dumps as

the treatment of TSFs

and sand
dumps does not trigger the requirement to pay royalties

.
3.6

Legal Proceedings and Significant Encumbrances to the Property
The QP was

advised by Ergo

that there are

no material legal

challenges concerning its

Mineral Resource
and Mineral Reserve, except for Grootvlei and

Marievale Complexes. The QPs find it reasonable

to rely
on the legal opinion provided by Ergo.

From the

documentation reviewed

and input

by the

relevant Technical

Specialists, the

QPs could

not
identify

any

significant

factors

or

risks

with

regards

to

the

title

permitting,

surface

ownership,
environmental

and

community

factors

that

would

prevent

the

evaluation

or economic

extraction

of
the

TSFs.

The

QPs

were

assured

that

Ergo

Mining

complies

with

all

title

and

environmental

permitting
requirements.

The

QPs

were

informed

by

Ergo

Mining

that

no

significant

factors

or

risks

might

affect
access,

title,

or

the

right

or

ability

to

perform

work

on

the

TSFs,

except

for

Grootvlei

and

Marievale
Complexes.
Grootvlei Comp

lex:
Ergo

has submitted

a renewal

application

of its

prospecting

rights over

Grootvlei
dumps

6L16,

6L17

and

6L17A

to

the

DMRE.

During

the

2022

financial

year, an

external

party

raised

a
conflicting claim of

common law ownership of

6L16, 6L17 and

6L17A TSFs.

Although the claim

was based
on common law ownership and

no attempt has been made

to set aside the prospecting

rights over the
TSFs, the Grootvlei

TSFs have been

excluded from the

Mineral Reserves statement

and the Life-of-Mine
(LoM) plan but included in the Mineral Resources statement.
Marievale

Complex:
Ergo

acquired

the

7L5,

7L6

and

7L7

TSFs

in

terms

of

a

written

notarial

executed
deed of sale during

2019 and took

possession of the

TSFs on 8 April

2019. It has since

also obtained the
requisite

National

Environmental

Management

Act,

1998

(Act

No.

107

of

1998)

(NEMA)

regulatory
approvals to

retreat the

said TSFs.

During the

2022 financial

year, the

owner of

the land

on which

7L5,
7L6 and 7L7 are situated, an estimated 36,524t out of the total 54,114t comprising the Marievale cluster, notified Ergo that in its view, the said TSFs had acceded to the land and that it had become the owner
of the TSFs. Ergo disputes the claim of legal title and

the matter is to be referred to arbitration.

Technical Report Summary of the material Tailings Storage

Facilities

All ownership requirements were met when the TSFs were purchased by Ergo and therefore the TSFs are still included in the Mineral Reserves. Whilst Ergo has received confident legal advice on the merits of its claim,

in the

event

that the

arbitration

goes against

Ergo,

its Mineral

Reserves

will

reduce by

35.52Mt
(0.35Moz at

0.29g/t). Inasmuch

as it

then enters

into a

commercial arrangement

with the

land-owner,
the

financial

benefit

of

this

portion

of

the

Marievale

cluster

will

be

reduced

by

whatever

benefit

is
agreed to in favor of the land-owner.
Ergo has

a submitted

renewal application

to the

DMRE for

the prospecting

rights it

holds over

7L4 TSF.
The entity (who

holds common law

ownership rights over

the land on

which the TSF is

situated and the
TSF itself) has agreed to relinquish ownership in favor of Ergo, provided that Ergo undertakes to:
●
make a notional amount payment;
●
suitably remove the TSF; and
●
rehabilitate the land.
A draft contract stipulating the terms of such agreement is awaiting final signature.
4

Accessibility, Climate, Local Resources, Infrastructure and Physiography
4.1

Topography, Elevation and Vegetation
The project areas fall

in the Grassland Biome

of South Africa. The

Grassland Biome is

found on the high
central plateau of South Africa and the inland areas of Kwazulu

-Natal and the Eastern Cape.
The topography is mainly flat and elevation ranges between

1,560mamsl and 1,700mamsl.
Natural

vegetation

for

the

project

is

limited

to

areas

outside

the

urban

footprint.

Within

the

urban
environment where most of the TSFs are to be reclaimed

,

little vegetation occurs in its natural state.
The TSFs

and

sand

dumps

are

situated in

highly

urbanized

and

industrialized

areas

with

limited

fauna
and flora. The TSFs are man-made and the trees and grasses on the TSFs have been planted to prevent dust and erosion from the TSFs.
4.2

Access, Towns and Regional Infrastructure
The TSFs

and sand

dumps

are situated

in the

Gauteng Province

of South

Africa, Gauteng

is the

most
industrialized

province

in

South Africa

and

the

infrastructure is

adequate.

All

the

regional

and

on-site
infrastructure that is required for mining is well established. There is a good supply chain for all necessary
consumables and equipment in or near the mine sites.
The areas surrounding

the mine sites

have good health

facilities (i.e., public

and private hospitals)

and
education facilities (i.e., ranging from pre-primary

to secondary and tertiary education levels).
A good

road transportation system

can be

found in

the area.

The TSFs

and sand

dumps are

well serviced
by highways, paved

regional roads and a

network of dirt tracks

that the Ergo utilized

to access mining
and project visits. The QPs consider access to the

TSFs to be in good condition. For international supplies

Technical Report Summary of the material Tailings Storage

Facilities

or travel, the OR Tambo and Lanseria International Airports, in Kempton

Park and Lanseria respectively,
are well-positioned to service Ergo.
Tele-communication on the

TSFs and sand dumps

is good for all major

network providers. Most parts

of
the

project

areas

are

fully

covered

by

the

third

or

fourth

generation

(3G

or

4G)

wireless

mobile
telecommunications technology. Other areas are

now covered by high-end 5G technology.
Item 15 presents the infrastructure in more detail.
4.3

Climate
A summer rainfall climate prevails

in the areas. Summer rain

occurs mainly in the form of

thunderstorms
with

a

mean

annual

precipitation

of

approximately

680mm,

and

evaporation

is

about

1,800mm

per
year. Winds

are generally

light and

blow predominantly

from the northwest.

Winters are

cold and

dry.
Extreme

weather

conditions

occur

in

the

form

of

frost

(2

to

20

occurrences

per

annum)

and

the
occasional hailstorm.
The

average

annual

temperature

for

the

year

is

approximately

19˚C,

with

average

maximum
temperatures ranging between 22˚C

and 32˚C and average minimum

temperatures ranging between
2˚C

and

18˚C.

The

hottest

months

are

from

December

to

February.

During

April

and

May,

there

is

a
noticeable drop

in temperature,

which signals

the commencement

of winter.

The coldest

months are
June and July. Rains and temperature have minimal effects

on operations.
The area generally has

a high evaporation rate

in the summer months

from November to January.

This
gives rise to

high relative humidity.

Evaporation is greater

in summer than

in winter due

to higher ambient
temperatures.
There are no long-term associated climatic risks, other

than those associated with climate change and
global warming, and the operating season is year-round.
4.4

Infrastructure and Bulk Service Supplies
The TSFs and sand

dumps are situated

in the well-developed

province of Gauteng

and have the

most
major supplies. All the

regional and on-site infrastructure that

is required for mining and

processing is well
established. There is

a good supply

chain for all

necessary consumables and

equipment in or near

the
mine sites. Section 15 of this report details the infrastructure relevant to Ergo.
The TSFs and sand dumps are located near hospitals

offering basic and advanced medical care.
The project

areas are supplied

with bulk

electricity from the

regional grid supplied

by Eskom,

the national
power supplier, or by the local municipality. Like most parts of South Africa, the operations are affected by occasional load shedding implemented by Eskom

during periods of constrained power generation.
Water to the TSFs and related infrastructure is supplied by Rand

Water. Ergo recycles most of the water.
4.5

Personnel Sources
Where mining activities take place,

Ergo has commissioned contractors to

conduct mining and secure
the TSFs.

Where there

are no

mining activities,

Ergo has

employed contractors

to maintain

the TSFs

(to

Technical Report Summary of the material Tailings Storage

Facilities

minimize dust and monitor water levels on the TSFs and sand dumps) and security companies to secure the properties.
Ergo employees conduct site inspections

on a regular basis of the project TSFs and sand dumps.
Should additional

employees

be required,

the surrounding

areas have

a large

semi-skilled

and skilled
workforce.

The

cities

of

Johannesburg

and

Ekurhuleni

have

a

large

source

of

talent

for

trades

and
technical management.
The majority of

employees hired

by Ergo are

sourced from Gauteng

Province, where

all the properties
are situated. Contractors and

specialist consultants are also

predominantly based in Gauteng Province.

Technical Report Summary of the material Tailings Storage

Facilities

5

History
5.1

Ownership
Anglo American Corporation

commissioned the Ergo

facility (processing plant)

on the

East Rand in

1977.
The objective was to recover gold, uranium and produce sulfuric acid from surface tailings material via a metallurgical

flotation process.

In 1977

a carbon

in leach

(CIL) plant

was added.

In 1990,

when the
uranium market collapsed, the uranium plant

and the larger of the two acid

plants were closed down.
In 1998

Ergo became

part of

Anglo Gold

Limited (later

Anglo Gold

Ashanti Limited).

In 2005

Ergo was
closed down.
In 2007, Ergo (Pty) Limited was formed as a

joint venture between DRDGOLD and Mintails to re-establish
the tailings

treatment

operations.

A year

later (2008)

re-commissioning

of the

plant

started, and

Ergo
acquired the Mintails’

stake in the

gold recovery phase

of the project.

In 2009 a

second feed line

was
brought into the Ergo plant

from the Elsburg TSFs

and the plant capacity

doubled to 1.2 Mt

per month.
In 2010, DRDGOLD acquired the balance of Mintails

’

interest.
5.1.1

Crown Complex
Crown

Mines

Limited

(Crown

Mines),

previously

known

as

Rand

Mines

(Milling

and

Mining)

Limited,
belonged

to

Rand

Mining

Proprietary

Group,

which

commenced

retreatment

operations

in

1982.

At
least 90% of the

Crown Complex material was deposited onto

the Crown TSF Complex Facility by

Crown
Gold Recoveries,

which retreated

processed material

originally mined

from the

historical mines

in the
area. The Crown complex is situated on the farm

Mooifontein 225-IQ.
5.1.2

City Deep complex
City Deep belonged

to Rand Mines

(Milling and Mining) Limited

and fell under

the same group

as Crown
Gold Recovery. Records indicate

that in 1986 City Deep Complex

belonged to City Deep Rand Mines.
Most

of

City

Deep

TSFs

are

located

on

the

farms

Elandsfontein

107-IR,

Kliprivierfontein

106-IR

and
Doornfontein 92-IR.
5.1.3

Knight Complex
Most

of

the

TSFs

in

the

Knights

complex

were

previously

owned

by

Simmer

and

Jack

dating

back

to
1986. Witwatersrand Gold Mine owned other TSFs.
5.1.4

Ergo Complex
The Ergo

Complex was

created

by East

Rand Proprietary

Mines Limited

(ERPM) around

1958. ERPM

in
Boksburg

was

established

more

than

125

years

ago

as

an

underground

gold

mining

operation

and
produced gold

from 1896

to 2008.

ERPM had

approximately 15

shafts in

the Elsburg

area, which

were
the primary sources of the

tailings material deposited onto TSFs

4L47/48/49 and 50. The Ergo

complex is
situated on the farms Klippoortje 110-IR and 112-IR.

Technical Report Summary of the material Tailings Storage

Facilities

5.1.5

Marievale Complex
Marievale

Complex

was

previously

owned

by

Gencor

Limited

(General

Mining

Union

Corporation)
(Gencor) and operated

by Marievale Consolidated

Mines. The primary

commodity was

gold, and the
secondary

commodity

was

silver.

The

first

year

of

production

was

1939.

Mining

stopped

in

1998.

The
Marievale complex is located on the farm Vlakfontein

281-IR.
5.1.6

Grootvlei Complex
Grootvlei was

previously owned

by Gencor

and operated

by Grootvlei

Proprietary Mines

Limited from
1967 to 1981 at

an average grade

of 5g/t of gold.

The registered owner in

1986 was DUMPCO

Limited.
Mining stopped in 2005. Grootvlei is located on the farm Grootvlei

124-IR.
5.1.7

5A10/5L27
The Consolidated Modderfontein Mine deposited mine tailings on the 5A10/5L27 sand dump during the
1980s. Before then, the sand dump was owned by Government

Gold Mine.
5.1.8

Daggafontein TSF
Daggafontein

TSF

was

previously

owned

by

Daggafontein

Mines.

Tailings

deposition

onto

the

TSF
commenced around 1982

and ceased around

2002 when the mine

ceased operations. Currently,

the
TSF is owned by Ergo.
5.2

Construction of the TSFs and Sand Dumps
The TSFs

were constructed in

accordance with

the then

Chamber of

Mines guidelines and

best practices
at the

time. The

guidelines provided

for a

starter wall,

toe drain

and blanket

drain. Gravity

penstocks
were

provided

on

all

TSFs,

which

were

subsequently

replaced

with

elevated

penstocks

during

their
operations. The final design heights for

a ‘typical’

TSF operated using day-walls were

generally between
30m and 100m.
All the TSFs were constructed as upstream TSFs. Upstream TSFs need to be raised slowly to allow the solid
tailings time to dry and consolidate enough to support

a new level of the TSF.
The sand dump material was deposited by trucks

or cocopans.

Technical Report Summary of the material Tailings Storage

Facilities

Table 5.1

presents the

history and

status of

TSFs and

the sand

dump. The

TSFs and

the sand

dump are
considered old, and the properties have been dormant

for a considerable number of years.
Table 5.1:

History and Status of the TSFs and Sand Dump
TSF/Sand Dump
Commissioned
Date
Decommissioned
Date
Status as at
30 June 2022
Age since becoming
Dormant (Years)
Crown
3L5
+/-1920 2009
Dormant
12 3L7 Dormant
3L8 Dormant
City Deep
4L3
1965 1984
Development
37 4L4 Development
4L6 Development
Knights
4L14 1960 2000 Dormant 21
4L50 1968 1998 Mining NA
Ergo
Rooikraal 1985 2012 Development 9
7L15 1964 1986 Dormant 35
Marievale
7L4 1964 1998 Dormant 23
7L5 1964 1998 Dormant 23
7L6 1964 1998 Dormant 23
7L7 1964 1998 Dormant 23
Grootvlei
6L16
1964
2005 Dormant 16
6L17 2005 Dormant 16
6L17A 2005 Dormant 16
5A10/5L27
5A10/5L27 1960 1986 Mining NA
Daggafontein
Daggafontein 1970 2003 Dormant 17
Source: DRDGOLD, 2022
5.3

Previous Exploration and Mine Development
5.3.1

Previous Evaluation Drilling
Previous evaluation drilling

was completed on the

TSFs in the 1970s

by Anglo-American, and

from 2006
to

2008

by

Ergo

and

Mintails

SA

(Proprietary)

Limited.

The

QP

was

made

aware

of

these

activities,
however the

QP did

not use

data acquired

before 2008

in this

report as

data quality

assessment and
validation could not be performed.
5.3.2

Previous Development
In 1976,

the construction

of the processing

plant and

associated infrastructure

commenced and

Ergo
formally came into production on 25 February 1978.

Technical Report Summary of the material Tailings Storage

Facilities

Table 5.2 presents Ergo’s production data over the last

five years.
Table 5.2:

ERGO Production History
Date
Tons Mined
(Mt)
Yield Au
(g/t)
Gold Produced
(kg)
Gold Produced
(koz)
30 June 2018 24.3 0.19 4,679 150
30 June 2019 23.2 0.19 4,493 144
30 June 2020
*
20.2 0.20 3,989 128
30 June 2021 23.0 0.19 4,263 137
30 June 2022 22.1 0.19 4,156 134
Source: DRDGOLD, 2022
Note: *production was affected by COVID-19 national

lockdown.

Technical Report Summary of the material Tailings Storage

Facilities

6

Geological Setting, Mineralization and Deposit
6.1

Regional Geology
The TSFs are man-made features, and mineral distribution reflects the artificial nature of the deposit. The
materials are

the waste

products (tailings)

of the

mining and

metallurgical process

recovery from

the
Witwatersrand and Transvaal Supergroups gold deposits.
These

tailings

consist

predominantly

of

quartz,

lesser

amounts

of

mica,

chlorite,

chloritoid,

pyrite
(1% to 2%) and low concentrations of gold, uranium

and sulfur.
Gold was discovered in the conglomerates of the Witwatersrand sedimentary basin in about 1886.
The Witwatersrand

Supergroup is

aerially and structurally

related to

the underlying Dominion

Reef System
and the

overlying

Ventersdorp

System.

The Supergroup

is an

elongated

sedimentary

basin stretching
some 320km in a north-easterly direction and

160km in a north-westerly direction. The

upper portions of
the Witwatersrand Supergroup contain quartz conglomerates that have been mined for their gold

and
uranium contents.
The Transvaal Supergroup is a

stratigraphic unit consisting of

clastic sediments, carbonates, banded iron
formations and volcanics

younger than the

Witwatersrand Supergroup.

It occasionally

directly overlies
the

gold-bearing

conglomerates

of the

Witwatersrand

Supergroup

where

the

Ventersdorp

Volcanics
have been eroded or were not developed. At the base of

the Transvaal Supergroup is a conglomerate
layer, the Black Reef, that has been mined for gold.
The operations

are situated

in the

Witwatersrand Central

Rand and

East Goldfields.

The East

Goldfield
are linked

to the

Central

basin across

a large

monoclinal

structure, the

Springs

Monocline.

The major
economic

horizons

mined

were

the

South

Reef

together

with

Main

Reef,

Main

Reef

Leader

and

the
Elsburg and Kimberley Reefs. The Black Reef, where

mineralized,

was also mined in the area.
6.2

Mineralization, Local and Property Geology
The TSFs

has been processed

through metallurgical plants

that eject a

residue (tailings) which

is relatively
uniform in terms

of gold mineralization when

compared with the

natural deposit from

which the material
is derived. The variation

between gold grades is

small as the

process residue dump was

constructed in
layers/benches.

Grade

variation

primarily

follows

variations

in

the

processing

and,

to

a

lesser

extent,
primary deposits characteristic. The gold mineralization

is fairly well distributed throughout the TSF.
The TSFs are the by-product

of the mineral recovery

process. They took the

form of a liquid slurry

made
of fine mineral

particles
–

created when mined ore

was crushed,

milled and processed. The

tailings

were
pumped to

the TSFs which

were constructed

using earth dam

s. As the

residue of

the tailings

gradually
drained

and

became

compacted,

grass

and

other

vegetation

were

planted

to

rehabilitate

the
environment.

Technical Report Summary of the material Tailings Storage

Facilities

The TSFs and sand dumps evaluated in this report originated from different sources or processing plants, as shown in Table 6.1.
Table 6.1:

Origin of the TSF and Sand Dump Material
TSF/Sand Dump Source Mine Mined Reef
Crown Complex
3L5 Crown Mines Main Reef
3L7 Crown Mines Main Reef
3L8 Crown Mines Main Reef
City Deep Complex
4L3 City Deep Gold Mine (Proprietary) Limited Kimberley Reef
4L5 City Deep Gold Mine (Proprietary) Limited Kimberley Reef
4L6 City Deep Gold Mine (Proprietary) Limited Kimberley Reef
Knights Complex
4L14 Simmer and Jack Gold Mine Black Reef
4L50 Witwatersrand Gold Mine Black Reef/Elsburg
Ergo Complex
Rooikraal Knights Plant Residue from Knights Plant
7L15 Vlakfontein Mine Black Reef
Marievale Complex
7L4

Marievale Consolidated Mine Kimberley Reef, Nigel Reef and Main
7L5 Marievale Consolidated Mine Kimberley Reef, Nigel Reef and Main
7L6 Marievale Consolidated Mine Kimberley Reef, Nigel Reef and Main
7L7 Marievale Consolidated Mine Kimberley Reef, Nigel Reef and Main
Grootvlei Complex
6L16 Grootvlei Proprietary Mines Limited Kimberley Reef
6L17 Grootvlei Proprietary Mines Limited Kimberley Reef
6L17A Grootvlei Proprietary Mines Limited Kimberley Reef
5A10/5L27 Sand Dumps
5A10/5L27 Modderfontein East Mine Main Reef Leader
Daggafontein TSF
Daggafontein

Daggafontein Mine Main Reef
Source: DRDGOLD, 2022
6.3

Stratigraphy and Cross-sections
Unlike the stratigraphy

of the in

situ mineral deposit,

the stratigraphy of

a TSF or

sand dump is

man-made.
A typical stratigraphy

is presented in

Figure 6.1. Slime

was deposited on

soil (original ground

level). The
color of topsoil ranges from red to black.

In some cases, soil is mineralized or enriched.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 6.1:

A Typical Stratigraphy for Ergo’s TSFs
Source: The RVN Group, 2022
A typical cross-section of a TSF is shown in Figure 6.2 and

Figure 6.3.
Figure 6.2:

Grootvlei Complex (6L17) Map showing Location of

Cross-section

Technical Report Summary of the material Tailings Storage

Facilities

Source: The RVD Group, 2022

Figure 6.3:

Cross-section of the Grootvlei Complex (6L17)
Source: The RVN Group, 2022
6.4

Deposit Type
The

deposits

under

consideration

are

man-made

features

that

are

sometimes

referred

to

as

dumps,
tailing dams, or simply mine dams.
The

TSF

or

sand

dump

generally

lies

above

the

prevailing

ground

level

and

there

is

no

host

rock.

No
geological

or

mineralization

controls

are

relevant

to

the

TSFs

or

sand

dumps

as

they

are

man-made
features.
The engineering design

parameters determine the

size and shape of

the TSF or sand dump

at the time
of the deposition of the waste products from the respective

plants.

Technical Report Summary of the material Tailings Storage

Facilities

7

Exploration
7.1

Exploration
The TSFs are man-made engineering features and typical exploration programs (geophysics, trenching, mapping

and

soil

sampling)

were

not

undertaken

on

the

TSFs.

An

evaluation

drilling

program

was
conducted on the

TSFs. No exploration

work was required

to locate the

TSFs,

as their locations

are well
known, rising well above ground level.

The QP considered non-drilling

exploration to be not material to
the Ergo properties.
7.2

Topographic Surveys
The

topographic

surfaces

of

the

TSFs

were

surveyed

by

Jaco

van

Staden,

a

qualified

surveyor

from
Geografix Surveys CC (Geografix), using a differential Global Positioning System (GPS) unit. The method has an accuracy

in the range

of 10cm.

The conventional

survey equipment

(total stations,

prisms and
related

equipment)

and

GPS

Real

Time

Kinetic

systems

were

used

to

accurately

determine

the
coordinated positions of the surface features as required

to create a digital terrain model.
Daily calibration

through transformation

was completed

to ensure

the instruments

reported accurate
results. This standard procedure

was performed daily

before surveying. After

surveying was conducted
or when the day’s

work was completed,

the calibration was

rechecked through measurements

of the
benchmark

points

to

confirm

that

the

instruments

measured

the

correct

values.

Data

from

survey
measurements

were

checked

through

repeated

measurements

of

selected

points.

No

bias

was
identified.
Surveys

were

undertaken

on

a

10m

grid

and

measurements

were

also

taken

on

all

breaker

lines.

An
additional 10m to 20m outside the footprint of each

TSF and sand dump was also surveyed.
No additional tailings material was deposited on the TSFs after the surveys were conducted. For the TSFs
where mining

is taking place

(4L50 and 5A10/5L27),

monthly surveys are

completed, and

the tonnage
is

depleted

from

the

Mineral

Resources

and

Mineral

Reserves

up

to

30

June

2022.

The

details

of

the
survey information are presented in Table 7.1.
The QP was satisfied to rely on the survey measurements as an accurate representation of the TSFs and
sand dumps.
7.3

Evaluation Drilling
Evaluation

drilling

campaigns

were completed

on the

TSFs and

sand dumps.

The drilling

grid was

not
always regular due

to access issues;

however,

the QP noted

that drill holes

were well spread.

The well-
spread

drill

holes

ensured

that

the

samples

collected

were representative

of the

respective

TSFs

and
sand dumps.
7.4

Drilling Methodology
Two drilling

techniques were

followed by

specialized independent

drilling contractors

on the

TSFs. The
Reverse Circulation (RC) method was implemented where the

auger drilling technique could not drill to

Technical Report Summary of the material Tailings Storage

Facilities

the base of the TSF

due to drill hole length exceeding 55m or

areas of high moisture content

at the base
of the TSF.
The QP was satisfied that all measures

were taken to ensure that drilling,

sampling and recoveries were
acceptable and would not

affect the accuracy and

reliability of the

results. The experienced geologists
from The

RVN Group

monitored the

drilling process.

The QP

made ad-hoc

site visits

during drilling

and
sampling. In the

opinion of the

QP, the processes

followed were adequate for

collecting quality samples
and information for use in the interpretation of results and in the Mineral Resource estimation.
Table 7.1:

Survey Details of the Material from the TSFs and Sand Dumps
TSF/Sand Dump
Area

(ha)*
Date Surveyed** Coordinate System, Datum
Crown
3L5 (Diepkloof) 158.5 02/09/2013 WGS84 LO27, amsl***
3L7 (Mooifontein) 108.4 15/08/2013 WGS84 LO27, amsl
3L8 (GMTS) 159.3 20/09/2013 WGS84 LO27, amsl
City Deep
4L3 33.9 15/05/2017 WGS84 LO29, amsl
4L4 20.6 08/06/2017 WGS84 LO29, amsl
4L6 44.2 15/06/2017 WGS84 LO29, amsl
Knights
4L14 22.4 13/11/2015 WGS84 LO29, amsl
4L50 55.5 19/05/2017 WGS84 LO29, amsl
Ergo
Rooikraal 136.8 23/05/2018 WGS84 LO29, amsl
7L15 97.6 23/05/2008 WGS84 LO29, amsl
Marievale
7L4

116.3 19/01/2009 WGS84 LO29, amsl
7L5 31.1 08/01/2009 WGS84 LO29, amsl
7L6 62.0 20/01/2009 WGS84 LO29, amsl
7L7 69.1 22/01/2009 WGS84 LO29, amsl
Grootvlei
6L16 127.9 15/05/2015 WGS84 LO29, amsl
6L17 130.7 15/05/2015 WGS84 LO29, amsl
6L17A 85.7 15/05/2015 WGS84 LO29, amsl
5A10/5L27
5A10/5L27 56.7 26/02/2008 WGS84 LO29, amsl
Daggafontein
Daggafontein TSF 476.9 12/08/2016 WGS84 LO29, amsl
Total Area (Ha) 1,993.6
Source: The RVN Group, 2022
Note:
*area includes 10m outside the TSF footprint
**date before mining (4L50 TSF and 5A10/5L27 sand dump

are surveyed monthly for production purpose

s)
***amsl is the abbreviation for above mean sea level

Technical Report Summary of the material Tailings Storage

Facilities

7.4.1

Auger Drilling
Auger drilling,

a cost-effective

method, was

commissioned

by Ergo

on most

of their

TSFs for

holes less
than 55m and located within areas of lower moisture content

.
With auger drilling, the rotation of a helical screw causes the blade of the screw to lift the sample to the
surface. This drilling method does not require heavy machinery in order to drill to the desired depth. This auger method can

be used for

shallow environmental drilling, geotechnical

drilling, soil engineering

and
mineral deposits where the formation is soft and the hole does not collapse. This is done by pressing the spiral rods into the ground using a drilling head machine

which can drill up to a depth of 55m.
Samples were collected through the spiral at every 1.5m interval and the spiral was cleaned with water and brushed clean after every run.
7.4.2

Reverse Circulation
RC drilling,

with better sample

recovery than auger

drilling, is

a method of

drilling which

uses dual wall
drill rods consisting of

an outer drill rod

with an inner tube.

These hollow inner tubes allow

the drill cuttings
to be transported back to the surface in a continuous, steady flow.
The drilling mechanism is often a pneumatic reciprocating piston called a hammer, which in turn drives a clay cutter, specifically made to cut soft material

such as tailings and soil.
The clay cutter

is used to

remove samples that

are pushed through

the machine

with compressed air.
When

air

is

blown

down

the

annulus

(ring-shaped

structure)

of

the

rod,

the

pressure

shift

creates

a
reverse circulation,

bringing

the tailings

up the

inner tube.

When the

tailings reach

a deflector

box at
the top of the rig, the material is moved through a

hose attached to the top of the cyclone.
The drill cuttings will travel around the cyclone until they fall through the bottom opening into a sample
bag. These bags are sorted and marked with the location and depth where the sample was collected.
RC drilling technique can drill up to 1,500m deep. The other benefits of RC drilling include:
●
more reliable and less contaminated samples than

those from auger drilling;
●
a high drill penetration rate;
●
a larger sample size; and
●
a more cost-effective method than diamond or sonic

drilling.
Samples were collected through the cyclone at 1.5m

intervals and the rods and cyclone were cleaned
with compressed air after every run.
The RC drilling technique was chosen because RC drilling could drill deeper holes than auger drilling. In addition,

because

of

its

higher

power,

RC

drilling

can

drill

through

wet

material

and

has

a

better
recovery percentage than auger drilling, which is prone to

losing wet samples through its spiral.

Technical Report Summary of the material Tailings Storage

Facilities

7.5

Crown
A total

of 44

RC drill

holes at

approximately

200m-by-200m

average grid

were completed

in 2017

on
Crown Complex as shown in Figure 7.1Figure 7.8.
Figure 7.1:

Crown Complex:

Map showing drill hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.6

City Deep
A total

of 27

auger drill

holes between

100m and

200m spacing

were completed

in 2017

on the

City
Deep Complex, as shown in Figure 7.2.
Figure 7.2:

City Deep Complex:

Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.7

Knights
7.7.1

4L14
A total

of 17

auger drill

holes were

completed on

4L14. The

average drill

hole spacing

was 100m.

Drill
holes are

well spread

throughout the

TSF as

presented

in Figure

7.3.The TSF

has a

maximum height

of
37.5m.

The

intersected

soil

reported

higher

gold

values;

thus,

the

soil

was

modelled

as

a

separate
domain and added to the TSF’s Mineral Resource.
Figure 7.3:

Knights Complex - 4L14: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.7.2

4L50
A total of

22 auger drill

holes were completed

on 4L50. The

average drill hole

spacing is between

50m
and 100m. Drill

holes are

well spread throughout

the TSF (Figure

7.4). The

TSF has a

maximum height

of
40m. The average gold grade is 0.26g/t. Mining is ongoing

on this TSF.
Figure 7.4:

Knights Complex - 4L50: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.8

Ergo
7.8.1

7L15
A total of 22 auger

drill holes were completed on 7L15. Some

holes were twin holes to confirm the

results
obtained in

previous drilling

campaigns.

The drill

hole pattern

has an

irregular spacing

averaging

less
than 100m (Figure 7.5).
Figure 7.5:

Ergo Complex - 7L15: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.8.2

Rooikraal
A total of 64

RC drill holes were

completed on Rooikraal.

Irregular drill hole

spacing was due to

access
challenges (Figure 7.6). An average drill hole spacing

of less than 100m was achieved.
Figure 7.6:

Ergo Complex - Rooikraal: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.9

Marievale
A drill

hole

map

for

the

Marievale

complex

is presented

in

Figure

7.7.

Average

spacing

of 100m

was
followed. Auger drilling was done in 2020.
Figure 7.7:

Marievale Complex:

Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.10

Grootvlei Complex
A total

of 34,

31 and

39 drill

holes were

completed on

6L16, 6L17

and 6L17A

respectively,

as shown

in
Figure 7.8,

Figure 7.9

and Figure

7.10. Drill

holes completed

in 2016

were a

combination of

auger and
RC

techniques.

All

previous

campaigns

(2008

and

2015)

used

the

auger

drilling

technique.

The

grid
spacing for 6L16 is

approximately 200m-by-200m

while 6L17 and

6L17A have a

closer drill hole

spacing
of approximately 100m-by-100m.
Figure 7.8:

Grootvlei Complex - 6L16: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 7.9:

Grootvlei Complex - 6L17: Map showing Drill Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 7.10: Grootvlei Complex - 6L17A: Map showing Drill

Hole Locations
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.11

5A10/5L27
A total of 30 drill holes were completed on the 5A10/5L27 sand dumps in 2017. All drill holes were drilled
using the auger

drilling technique.

An irregular spacing

of between 50m

and 100m

was followed.

Due
to the high

height of

the sand

dump, all

holes drilled

on top

of the

middle dump

did not

intersect the
base of the TSF (red color in Figure 7.11). Mining is ongoing on this sand dump.
Figure 7.11:

5A10/5L27: Map showing Drill Hole Locations
Source: The RVN Group, 2022
The deepest

drilled hole

was 52.5m.

This drill

hole did

not intersect

the base

or soil.

The auger

drill machine
could not drill deeper

because the holes collapse

at depths,

due to auger drilling

constraints.

The RVN
Group geologists

stopped drilling

once they noticed

that the hole

had collapsed,

so as to

ensure that
only good-quality representative samples were obtain

ed.

Technical Report Summary of the material Tailings Storage

Facilities

7.12

Daggafontein TSF
A total of

55 drill holes

were drilled on

Daggafontein TSF from

2017 to 2021

as shown in

Figure 7.12. The
center of the TSF (outlined with a dotted line) could not be accessed for drilling due to the presence of
surface water. Figure

7.12 presents the

evaluation drilling information for

the different drilling campaigns.
Only two drill holes were completed in 2017 which were drilled far apart. Drilling campaigns completed from

2018

to

2021

were

drilled

to

infill

the

drill

space

to

confirm

the

continuity

of

mineralization.

On
average, the drill

holes were spaced

at a nominal

grid of 200m-by-200m

and were well

spread to ensure
that the samples were representative of the TSF.
Figure 7.12:

Daggafontein Complex - Daggafontein TSF: Map showing

Drill Hole Locations
Source: The RVN Group, 2022
7.13

Logging and Sampling
The RVN

Group used

comprehensive logging

and sampling

standard procedures,

including extensive
Quality

Assurance

(QA)and

Quality

Control

(QC)

procedures.

In

addition,

the

geologist

and

drilling
supervisor count

ed the

rods after

each hole

had intersected

the soil

to confirm

the borehole

depths.
Where samples were split, quartering was done by the

geologist on-site to ensure the representativity of
these samples.
The samples were assigned unique sample identification numbers and tagged before being submitted
to the

laboratory. In

addition, for

each sample

batch, QC

samples were

submitted to

the laboratory.

Technical Report Summary of the material Tailings Storage

Facilities

The RVN Group geologists

prepared sample submission sheets that

accompanied the samples. Records
of the sample data were captured in a database.
The RVN Group monitored the

drilling and sampling process. Logging

was qualitative in nature, except
for sample intervals. All drill holes were logged in entirety from top to bottom on-site.
As drilling progressed, the spiral for auger and rods for RC drilling were cleaned after every drilling run to
prevent sample contamination.
7.13.1

Logging
Drill

holes

were

logged

on-site

by

The

RVN

Group

geologist

using

the

individual

1.5m

samples

taken
throughout the drill hole. Samples were classified according to whether they were slimes or soil, moist or wet and on color.
Logging

was

done

on-site

as

hard

copy

handwritten

logs,

then

later

captured

electronically

into
Microsoft Excel.
7.13.2

Sampling
Every

drill

hole

was

sampled

at

1.5m

intervals

for

the

entire

length

of

the

hole.

The

samples

were
immediately

bagged

and

tagged

on

site. Sampling

(plastic)

bags

were labelled

and

tagged

with

a
sample book tag. The drill

log and sample book were

regularly checked against the

drill hole depth as
drilling proceeded so as to ensure compatibility.
Samples were noted as “dry”, “moist” or “wet”

in the drill log and sample book.
The

responsible

geologist

planned

sample

numbers

and

the

QC

samples

in

a

Microsoft

Excel
spreadsheet and assigned them to the appropriate

sample interval.
The RVN Group safely and carefully collected, secured and transported the samples from the site so as
to avoid contamination and sample loss.
All

the

samples

were

presented

to

the

laboratory

in

a

well-organized

and

sorted

manner

with

easily
understandable documentation, including a fully

completed Sample Submission Form.
7.14

Sample Recovery
Samples

recovered

from

the

TSFs

and

sand

dump

material

were

mostly

moist

and

fine-grained.

The
sample size was visually checked on-site to ensure they were of a similar size and sufficient quantity. The
gold grade did not show a definable relationship with sample weights.

The QP considered the recovery
and sample quality satisfactory for further evaluation.
7.15

On-site Security Measures
Access to the drill sites

was restricted to the drilling and

The RVN Group teams. Any

unauthorized access
to the drill

sites was prohibited.

Drilling sites were

demarcated by danger

tape and no

visitors could cross
the demarcated area unless

authorized by the QP.

Once samples were packed

and the bags closed,
no one was allowed to open the bags.

Technical Report Summary of the material Tailings Storage

Facilities

7.16

Collar Survey Data
A qualified

surveyor from

Geografix surveyed

the drill

hole collar

positions using

total station

surveying
equipment and differential GPS instruments. The accuracy

of the method was within a 10cm range.
Collar positions were plotted on the satellite images to verify positions and collars plots were inspected.
Elevations were compared to the topographic survey.

Collar positions were verified to be accurate.
The QP is satisfied with the surveying methodology followed. The surveys were performed by a qualified surveyor

who

has

sufficient

experience

to

undertake

the

task.

The

surveys

were

considered

to

be

of
adequate quality for use in the evaluations of the TSFs.
No downhole survey measurements were taken as the drill holes were shallow and vertical,

and the QP
anticipated no deviations.
7.17

Density Determination
Bulk densities on the TSFs were measured in situ by Letsatsi Materials Engineering (Proprietary) Limited (a
South

African

National

Accreditation

System

(SANAS)

accredited

institution

for

engineering

materials
testing)

using

a

Troxler

densitometer

between

September

2020

and

January

2021.

The

bulk

density
measurements

included compaction rates and moisture content. The use of densitometers on TSFs and sand

dumps

is

common

practice,

as

TSFs

and

sand

dumps

are

engineered

features

with

consistent
physical properties.

The density

of the TSF

is directly

proportional to

the compaction

rate and material
property. As

the moisture

content increases,

density

decreases and

vice

versa. The

compaction

rate
and

material

property

do

not

vary

significantly

with

depth

(TSFs

and

sand

dumps

are

largely
homogeneous);

thus,

measurements

taken

at

any

depth

(>10cm)

are

representative

of

the

TSF

and
sand dump compartments.
Density measurement points were prepared and measurements

were taken per TSF or sand dump. The
points

were

well

spread.

Preparation

of points

involved

removing

the

topmost

5cm

to

10cm

of loose
material and flattening (levelling) the

surface. Measurements were taken at

150mm and 300mm depths
per point. As part of quality control, some points are measured more than once.
The statistics of the density measurements are presented

in Table 7.2.
The average bulk densities determined

for the TSFs or sand dump were

slightly higher than the

1.42t/m
3
that Ergo uses for the TSFs or sand dump they are mining.
The mean tests showed that the density is more than 1.42t/m
3
with a 95% confidence level. Confidence
intervals for the densities indicated,

with a 95% confidence level, that the mean density applied at Ergo is within the range. The QP decided to

continue using a lower mean density of 1.42t/m
3

as it is within the
95% confidence and prediction intervals, passed the mean test. In addition,

Ergo has been successfully
applying 1.42t/m
3

in their mining production reconciliation for more than

15 years.
The

QP

is

satisfied

using

a

1.42t/m
3

mean

dry

bulk

density

for

all

the

TSFs

and

sand

dumps

with

the
understanding of the upside potential if the mean

density is later determined to be higher.

Technical Report Summary of the material Tailings Storage

Facilities

Table 7.2:

Bulk Density Information and Statistics
Reclamation Site TSF/Sand Dump
Number
of
Samples
Mean Density
(t/m
3
)
Standard Deviation
(t/m
3
)
Minimum
(t/m
3
)
Maximum
(t/m
3
)
CoV***
Crown Complex
3L5 60 1.479 0.044 1.353 1.567 0.03
3L7 60 1.443 0.020 1.381 1.485 0.01
3L8 32 1.397 0.028 1.331 1.440 0.02
City Deep Complex
4L3 20 1.419 0.078 1.214 1.560 0.05
4L4 20 1.456 0.031 1.410 1.522 0.02
4L6* - - - - - -
Knights Complex
4L14* - - - - - -
4L50 30 1.624 0.040 1.531 1.711 0.02
Ergo Complex
7L15 30 1.513 0.035 1.443 1.591 0.02
Rooikraal 90 1.457 0.051 1.350 1.602 0.04
Marievale Complex
7L4 60 1.457 0.033 1.405 1.526 0.02
7L5 30 1.434 0.047 1.360 1.520 0.03
7L6 60 1.453 0.060 1.335 1.595 0.04
7L7 60 1.461 0.032 1.374 1.548 0.02
Grootvlei Complex
6L16 60 1.543 0.060 1.384 1.643 0.04
6L17 59 1.499 0.038 1.420 1.592 0.03
6L17A 58 1.490 0.044 1.402 1.606 0.03
5A10/5L27 Sand
Dumps
5A10/5L27 30 1.529 0.037 1.468 1.596 0.02
Daggafontein TSF Daggafontein 58 1.511 0.058 1.394 1.687 0.04
Total 817 1.480** 0.043 1.214 1.711 0.03
Source: The RVN Group, 2022
*no measurements were taken due to access

problems
**weighted average
***CoV is the abbreviation for Coefficient of Variation

Technical Report Summary of the material Tailings Storage

Facilities

7.18

Hydrological Drilling and Test Work
No hydrogeological studies were completed.
However, some relevant hydrological data

was captured during

drilling and logging by

The RVN Group.
The RVN Group logs have moisture

content recorded (i.e., dry,

moist, wet or watery). Additionally, Ergo
installed

piezometers

in

some

larger

TSFs

(Crown

Complex

and

Daggafontein

TSF)

to

monitor

water
levels.

Smaller

TSFs

are

considered

low

risks

as

they

are

dormant

and

mostly

moist

to

dry;

thus,

no
piezometers were installed.
7.18.1

Crown Complex
The QP has classified the GMTS TSF as moist

to wet and Diepkloof and Mooifontein TSFs

are classified as
dry to moist (Table 7.3, Table 7.4 and Table 7.5).
Table 7.3:

GMTS (3L8) Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 27.0 Dry
27.0 54.0 Moist
54.0 58.5 Wet
58.5 61.5 Watery
61.5 64.5 Wet
64.5 67.5 Watery
67.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.4:

Diepkloof (3L5) Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 21.0 Dry
21.0 45.0 Moist
45.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.5:

Mooifontein (3L7) Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 30.5 Dry
30.5 36.0 Moist
36.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.18.2

City Deep Complex
The QP classified the City Deep Complex as moist (Table

7.6, Table 7.7 and Table 7.8).
Table 7.6:

4L3 Moisture Content
Average Depth
Moisture Content Commentary
From (m) To (m)
0.0 31.5 Moist
31.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.7:

4L4 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 The Base of the TSF Moist
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.8:

4L6 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 13.5 Moist
13.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.3

Knights Complex
The QP classified the Knights TSFs as moist (Table

7.9 and Table 7.10).
Table 7.9:

4L14 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 4.5 Dry
4.5 12.0
Moist

12.0 25.0 Wet
25.0 30.0 Moist
30.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 7.10:

4L50 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 16.5 Moist
16.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.4

Ergo Complex
The

QP

classified

the

Rooikraal

TSF

as

moist

to

wet

(Table

7.11

to

Table

7.12).

The

TSF

is

moist

to

wet
because it is situated closer to the wetland. The 7L15 TSF is moist.
Table 7.11:

Rooikraal Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 12.0
Moist

12.0 13.5 Dry
13.5 22.5 Wet
22.5
The Base of the TSF

Watery
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.12:

7L15 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 19.5 Moist
19.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.5

Marievale Complex
The QP classified

the Marievale

TSFs as moist

to wet (Table

7.13, Table 7.14,

Table 7.15 and

Table 7.16).
The

TSF

is

moist

to

wet

because

it

is

situated

closer

to

the

Blesbokspruit.

All

TSFs

are

east

of

the
Blesbokspruit.
Table 7.13:

7L4: Moisture Content
Average Depth Moisture Content Commentary
From
(m)
To
(m)
0.0 6.0 Moist
6.0 10.5 Wet
10.5 The Base of the TSF Watery
The Base of the TSF Soil Moist
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 7.14:

7L5: Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 1.5 Dry
1.5 12.0 Moist
12.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.15:

7L6: Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 4.5 Dry
4.5 15.0 Moist
15.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.16:

7L7: Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 6.0 Dry
6.0 10.5 Moist
10.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.6

Grootvlei Complex
The

QP

classified

the

Grootvlei

TSFs

as

wet

(Table

7.17,

Table

7.18

and

Table

7.19).

The

TSFs

are

wet
because they are situated closer to the Blesbokspruit wetland area. The

6L17 and 6L17A TSFs are east of
the Blesbokspruit,

while the 6L16 TSF is located to the west.
Table 7.17:

6L16 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 7.5
Moist

7.5 24.5 Wet
24.5
The Base of the TSF

Watery
The Base of the TSF Soil Moist
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 7.18:

6L17 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 4.5 Dry
4.5 18.0 Moist
18.0 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
Table 7.19:

6L17A Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 13.5 Dry
13.5 The Base of the TSF Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.7

5A10/5L27
The QP classified

the 5A10/5L27 sand dumps

as moist to

dry sand dumps. This

is because courser

grained
sand does not trap water like the finer grained tailings

slime (Table 7.20).
Table 7.20:

5A10/5L27 Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 The Base of the TSF Moist
The Base of the TSF Soil Moist
Source: The RVN Group, 2022
7.18.8

Daggafontein TSF
Daggafontein TSF

has water

on the

surface.

The QP

classified

it as

wet. It

was estimated

that at

least
one million cubic meters of water are on top of Daggafontein

TSF (Table 7.21).
Table 7.21:

Daggafontein Moisture Content
Average Depth
Moisture Content Commentary
From
(m)
To
(m)
0.0 12.0 Dry
12.0 16.0 Moist
16.0 19.5 Wet
19.5 30.0 Watery
30.0
The Base of the TSF

Wet
The Base of the TSF Soil Moist
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

7.19

Geotechnical Data, Testing and Analysis
No geotechnical testing and sampling were completed

on the TSFs and sand dumps.
However,

stability

assessment

studies

were

completed

on

the

TSFs

with

a

greater

than

60Mt

Mineral
Resource. In 2019, stability assessments were conducted on

Daggafontein TSF and Crown Complex TSFs
by Lutails Engineering (Proprietary) Limited. No studies

were completed on other the TSFs

or sand dumps
as they are small, dormant)

and pose a low geotechnical stability risk.
The following were observed on the Daggafontein

TSF:
●
there was no seepage anywhere around the toe of the

TSF;
●
some of the catchment paddocks,

where they still exist, are quite silted and should be cleaned or re-shaped during a rehabilitation process;

●
the filter drains were mostly open but in need of jet-rodding to remove sedimentation;

and

●
there was water visible on the top surface.
On the Crown Complex TSFs, the following conclusions

were made:
●
there

are

adequate

controls

on

the

TSFs

to

prevent

stormwater

damage,

with

no

significant
spillages having occurred over the past few years;
●
the potential

for wind-blown

dust has been

ameliorated through

ridge ploughing

of the basins
and due to the presence of well-established vegetation;
●
vegetation has been established on most side slopes thereby reducing water and wind erosion.
There have been

no reports

of significant

spillages from the

Crown Complex

over the past

few
years;
●
most of

the filter

drain

outlets

are no

longer

operational,

and recorded

drain

flow is

therefore
only a fraction

of what it

was. Despite the

outlet pipe losses,

the is very

little evidence of

seepage
from the toe of the TSF; and
●
most of the

standpipe piezometers

are no

longer operational.

Those remaining

show a drop

in
piezometric levels,

albeit it less than reasonably expected.
Hydrogeological

advice

is

obtained

prior

to

mining

activities

as

the

combination

of

high

moisture
content and fine particles could, during mining activities, result in liquefaction and mud rush conditions.
A risk

assessment is undertaken

when commencing mining

of a

TSFs or

sand dump to

avoid slope failures.
Ergo and their mining contractors have procedures to ensure safe mining and loading of TSFs and sand dumps which can be as high as 70m.
Ergo had not reported any

significant slope failures associated

with the retreatment operations

of their
TSFs or sand dumps in the past 15 years.
The QP

is satisfied

that the

stability studies

of the

TSFs are

sufficient and

meet the

requirements for

the
intended purpose.

Technical Report Summary of the material Tailings Storage

Facilities

8

Sample Preparation, Analyses and Security
8.1

Sampling Governance and Quality Assurance
The RVN

Group

used its

standard

procedures

for

data

collection,

analysis,

validation

and

storage.

In
addition, regular

planned task

observations of

procedures and

their implementations

are undertaken
to

ensure

compliance

and

appropriateness

for

the

drilling

program.

Training

and

planned

task
observations are provided by the QP.
The sample chain of custody is managed by experienced

geologists from The RVN Group.
The QP is satisfied with the QA and QC protocols in

place.
8.2

Sample Preparation and Analysis
8.2.1

On-site Sample Preparation
All samples were

halved on-site by a

geologist through the cone

and quartering method as

the samples
were too

moist or

wet to

use a

riffle splitter,

which has

the potential

to introduce

cross-contamination
and bias. The cone and

quartering method does

not introduce a systematic

bias as it involves pouring
each sample on a clean, flattened bag (1.0m-by-0.5m).
The quartering method is considered appropriate for the TSF material as TSF samples are homogeneous due

to

the

deposition

procedure.

Figure

8.1

shows

the

cone

and

quartering

methodology

followed.
One half is for the metallurgical test and the other half

is for a routine exploration sample.
Figure 8.1:

Cone and Quartering Method
Source: Modified after Alakangas, 2015

Technical Report Summary of the material Tailings Storage

Facilities

Sorting of samples took place on the TSFs and at the

storage site at Ergo.
Where

a

field

duplicate

was

required,

a

selected

routine

exploration

sample

underwent

a

further
quartering process.
To maintain

validity and

integrity of

samples and

as part

of security

measures,

only geologists

worked
on the samples,

and samples were sealed immediately after preparation.
8.2.2

Laboratories, Sample Preparation and Analyses
The samples

were sent

to the

following three

reputable laboratories for

further preparation and

assaying:
●
MAED at

Ergo’s Plant

in

Brakpan:

The facility

is not

accredited

but it

is the

laboratory

used by
Ergo

for

its

grade

control

and

daily

plant

samples.

MAED

is

not

owned

by

Ergo,

although

it

is
situated in the Ergo Plant and was supplied with all routine exploration samples for analysis;
●
SGS

in

Randfontein:

SGS

is

a

SANAS

accredited

facility

(T0265)

and

has

been

used

for

the
selected analytical method. Randomly selected check samples

(approximately 10% of the total
samples)

from MAED were sent to SGS for confirmation. SGS is independent of Ergo;

and
●
AngloGold

Ashanti

Limited

Chemical

Laboratory

(Anglo

Lab)

in

Carletonville:

Anglo

Lab
analyzed some check samples

for 7L15 TSF

in 2016 and 2017

as a secondary laboratory

to MAED.
The

laboratory

no

longer

exists

and

it

was

not

SANAS

accredited.

The

laboratory

was
independent of Ergo.

Technical Report Summary of the material Tailings Storage

Facilities

Table 8.1 presents information about where the samples

were analyzed.
Table 8.1:

Laboratories Used
TSF/Sand Dump Primary Laboratory Secondary Laboratory
Crown Complex
3L5 MAED
3L7 MAED
3L8 MAED
City Deep Complex
4L3 MAED SGS
4L5 MAED
4L6 MAED
Knights Complex
4L14 MAED SGS
4L50 MAED SGS
Ergo Complex
Rooikraal MAED SGS
7L15 MAED SGS and Anglo Lab
Marievale Complex
7L4 MAED
7L5 MAED
7L6 MAED
7L7 MAED
Grootvlei Complex
6L16 MAED SGS
6L17 MAED SGS
6L17A MAED SGS
5A10/5L27 Sand Dump
5A10/5L27 MAED
Daggafontein Complex
Daggafontein MAED SGS
Source: The RVN Group, 2022
The laboratories sorted and weighed samples

on receipts, conducted dry screening to remove

foreign
material.

Subsequently,

the samples

were dried

at 105
˚
C, then

crushed to

80% passing

2mm, riffle

split
and finally pulverized to 75µm before being analyzed.
The selected laboratories follow analytical procedures

that are conventional industry practice.
The samples were

analyzed for gold

by fire

assay with gravimetric

finish by MAED

and Atomic Absorption
Spectroscopy (AAS) finish

by SGS and

Anglo Lab. These

methods are conventional and

have been used
for more than 50 years

with minor adjustments.

The methods have a

lower detection limit

of 0.01g/t Au
and there is no upper detection limit for gravimetric finish.

The AAS has a 10g/t Au upper limit. The lower
limit is relevant to the TSFs and sand dumps.

The TSFs and sand dumps are processed materials

and are
generally low-grade materials

with slightly higher grades than ten times the detection limit.
The

laboratories

were

instructed

to

use

a

100g

aliquot

to

analyze

for

gold.

Through

experience,

it

is
known that

to analyze

for gold

in low-grade

slimes, anything

less than

a 100g

aliquot may

report less
accurate results.

Technical Report Summary of the material Tailings Storage

Facilities

8.2.3

QP Opinion
The

QP

is

satisfied

with

the

sample

preparation,

analytical

methods

and

level

of

cleanliness

at

the
analytical laboratories.

The analytical

techniques employed

are suited

to the

mineralization style

and
expected grades. The techniques meet the requirements for

the intended use.
8.3

Analytical Quality Control
8.3.1

Nature and Extent of the Quality Control Procedures
A comprehensive

QC program

comprising

reference material,

duplicates and

commercially

sourced
certified

blanks

were

inserted

by

The

RVN

Group

in

a

random

but

stratified

manner,

at

frequencies
targeting
±
10% coverage

of all samples.

The QC

program identifies

various aspects

of the results

that
could negatively influence the subsequent

evaluation processes. The QC

samples were used to

monitor
the sampling, sample preparation and analytical processes. Analysis of QC data is performed to assess
the

reliability

of

all

sample

assay

data

and

the

confidence

in

the

data

used

for

Mineral

Resource
estimation.
All QC sample insertions maintained consecutive numerical

order. These control samples were inserted
as part

of a

continuous

sample

number

sequence

and

the

QC samples

were not

obviously

different
from routine samples when

the milled material was

prepared and analyzed.

Applying the QC process,
it

was

possible

to

identify

samples

that

have

been

swapped,

gone

missing

or

incorrectly

labelled
amongst other aspects.
QC

samples

were

sourced

from

African

Mineral

Standards

(AMIS)

based

in

Modderfontein,
Johannesburg.
The

RVN

Group

ensured

that

all

standards

and

blanks

were

stored

in

sealed

containers

and
considerable care

was taken to

ensure that they

were not contaminated

in any manner

(i.e., through
storage in a dusty environment or being placed in

a contaminated sample bag, etc.).
Field duplicates were prepared on-site as the TSF

material was already loose and fine-grained.
The QC set of samples consisted of:
●
the certified silica blanks (AMIS0484) from AMIS;
●
certified

reference

materials

(CRMs)

(AMIS0647

with

0.17g/t

Au,

AMIS0299

with

0.36g/t

Au,
AMIS0515 with 0.51g/t Au) from AMIS;
●
standard

reference

material

L-AU015

and

L-AU16

with

an

average

value

of

0.20g/t

Au

and
0.30g/t Au, respectively

.

Standard reference

materials

with the averages

of 0.22g/t Au,

0.33g/t
Au and 0.74g/t Au were also used; and
●
field duplicates (prepared through the cone and quartering

technique discussed in Item 8.2.1).
From 2021, only CRM

were used and the

use of inhouse standard

reference material was discontinued
as inhouse

standards

performance

was not

always

consistent.

The

QP noted

that

this

does not

imply
that the previous results

were of low quality

as rigorous quality

control assessments were

implemented.

Technical Report Summary of the material Tailings Storage

Facilities

The new

procedure

of

using

only

CRM

with

a matched

matrix

was

implemented

because

the

CRMs
come with defined certified values and are easier to monitor.
8.3.2

Quality Control Results
Analytical results for the

blank and standards are analyzed graphically on

control charts to facilitate

the
identification of

anomalous data

points. A

sufficient number

of standards

and blanks

are inserted into
the sample stream. If the standard result is reported outside three standard deviations of the certificate
value
–

a re-assay would be requested for the whole batch from

the laboratory.
8.3.3

QP Opinion
In the QP’s opinion, the QC samples covered

a reasonable range of grades with respect

to the overall
resource grades

and no

significant bias

was observed.

The laboratories’

analytical data

shows overall
acceptable

precision

and

accuracy

and

no

evidence

of

overwhelming

contamination

by

the
laboratory

that

would

affect

the

integrity

of

the

data.

As

a

result,

the

analytical

data

from

the
laboratories is of acceptable integrity and

can be relied upon

for TSF and sand dump

grade estimation.
8.4

Sample Storage and Security
Samples were

stored at

the Archive

Store at

Ergo’s processing

plant in

Brakpan. The

storage facility

is
always locked and

has an electric

fence to prevent

unauthorized entry. Sample

rejects and pulps

are
stored for six months after all assays are received from the laboratory and then discarded.
8.5

Data Storage and Database Management
Procedures are in place to ensure the accuracy and security

of the databases.
Laboratories reported results in

Microsoft Excel and .pdf

formats.

The RVN Group

copied and pasted the
results into the database. Spot checks were

randomly performed to identify copying and pasting errors.
The RVN Group created and validated the database on behalf

of Ergo. The database was developed
and validated in Microsoft Excel. The database was sent to

Ergo for further use and storage.
The RVN Group compiled the following key digital

databases:
●
a drill hole database that includes collar location, assay

and geology data;
●
assay quality control data;
●
density data; and
●
process samples information.
The QP is satisfied with

data storage and validation

.

Database management practices

adhere to best
practice. The QP is of the opinion that the databases are a fair and accurate record of all drill hole and
assay data.

Technical Report Summary of the material Tailings Storage

Facilities

The RVN

Group has

saved the

information, including

the databases,

in the

cloud as

a backup,

in line
with the latest technological developments. Additionally,

data is stored on external hard drives placed
in

different

locations.

The

RVN

Group

has

provided

sufficient

provisions

to

ensure

the

security

and
integrity of the data stored in the databases.

Technical Report Summary of the material Tailings Storage

Facilities

9

Data Verification
Post-2016:
The QP performed

verifications of the

data collected.

The QP experienced

no limitations

to
the review, analysis and verification of data.
The QP

did compare

a selection

of the

hardcopy logs

with the

drill holes

database and

the logs

and
database match. The

collars were checked by

comparing the collars with

the topography surface from
the surveyor. Collars were also plotted on Google Earth Pro for confirmation. The collars were accurate.
Logging, surveying

and sampling

were monitored

by the

exploration geologists

and verified

routinely
for

consistency.

The

RVN

Group

geologists

regularly

maintain

and

validate

the

databases

using
validation

routines

and

regularly

check

the

drill

hole

data

visually

on-screen.

A

first

check

consists

of
identifying duplicate sample numbers or lack of

sample information. Paper records are stored in

a safe
location at Ergo’s Offices.
The QP

is of

the opinion

that the

data collection,

import and

validation workflows

are consistent

with
industry standards and are of sufficient quality to support

the Mineral Resource estimation.
The QP has

taken a number of

steps to verify

the Mineral Resource estimates,

including assumptions and
inputs

into

the

estimate

and

the

estimation

process

itself.

The

QP

checked

the

volume,

density

and
grade

with

the

Mineral

Resource

QP

along

with

the

mine

planning

specialist,

noting

that

based

on
historical information, no dilution or mining loss is applied to the Mineral Resource.
The

QP

conducts

quarterly

reconciliations

of

Run-of-Mine

(RoM)

grade,

tonnage,

recovery
(metallurgical

assumptions)

and

other

modifying

factors

from

the

ongoing

mining

operations

to
demonstrate that

the modifying

factors applied

to the

mine plan

are as

predicted by

the geological
block model.
Actual

performance

for

operational

mining

areas

provides

a

high

level

of

confidence

where

similar
performance

can

be

expected

from

future

mining

areas.

The

current

Mineral

Reserves

have

not
demonstrated any

material differences

in the

planned and

actual modifying

factors. The

QP is

of the
opinion that the data used to estimate the Mineral

Reserve is adequate.
Historical:
Sampling and assaying of the TSFs and sand dumps

prior to 2016 is essentially the same as

the
current work. The only real change noted by the

QP is that the sieve size was

reduced to 850µm in 2016,
where it

was 1,000µm

previously.

Currently,

there is

no apparent

difference between

the results

using
these different sieve sizes.
The analytical

method is fire

assay, a well-established

technique used in

the South African

gold mines.
The methods differed slightly over time and between laboratories, but the results are consistent within a
TSF. Aliquot sizes have been either 100g or 125g, depending

on the laboratory used.
Quality control systems are in place in laboratories

to monitor accuracy and precision.

Technical Report Summary of the material Tailings Storage

Facilities

10

Mineral Processing and Metallurgical Testing
10.1

Nature and Extent of the Metallurgical Testing Method
Samples were

received from

the

various drilling

exercises in

1.5m increments

for each

hole.

Typically,
composites were made

over a 15m

horizon as

this corresponds

with the monitoring/mining

depth. The
TSFs and sand dumps were generally divided into a top, middle and bottom horizon, depending on the height of the TSF or

sand dump. In the plans, the TSFs

were also divided into areas giving distinct domain
samples for metallurgical test work.
10.2

Procedure
10.2.1

Slime Material
The individual

samples were split

in two using

a blending

mat, and cone

and quartering methods.

The
one half

was returned

to the

sample bag

for possible

future use

and for

reference. The

other half

was
composited as per the areas/horizons or

domain alluded to earlier. The composite

was well mixed and
sub-samples

taken

for

test

work

at

Ergo

Metallurgical

Research

or

at

the

Maelgwyn

South

Africa
(Proprietary) Limited’s laboratory.
The proposed

processing

route for

all TSF

and sand

dump material

is hydraulic

mining, cyaniding

in a
Carbon-in-Leach (CIL) circuit, with

the tailings deposited onto

another TSF, and then

carbon eluted for
gold recovery before being recycled back to the

leach.
A standard bottle roll test was done on each composite

using the following leaching parameters:
●
samples slurried to a density of 1.45;
●
screened to remove +850µm discard material;
●
head sample was taken for triplicate fire assay;
●
pre-conditioning with lime for one hour to stable pH of 10.5;
●
cyanide added at 0.35kg/t;
●
activated carbon added at 20g/l;
●
leach terminated after seven hours;
●
solids filtered and washed twice and solutions tested for residual reagents and gold content;
●
residue assays done in triplicate.
10.2.2

Sand Material
Metallurgical test work

was conducted on

5A10/5L27 sand dump

drilling samples. The

objective of the
test

work

was

to

validate

the

gold

grades

received

from

the

Mineral

Resource

Management

(MRM)
Department,

assess

the

milling

requirements

and

evaluate

the

leach

kinetics/characteristics

of

the
material. The dump was partitioned into four sections. The average gold grade received from the MRM
Department for

Section 1

was 0.62g/t,

Section 2

was 0.30g/t,

Section 3

was 0.51g/t

and Section

4 was

Technical Report Summary of the material Tailings Storage

Facilities

0.41g/t.

The

average

gold

grade

obtained

from

metallurgical

research

test

work

for

Section

1

was
0.62g/t, Section 2 was 0.30g/t, Section 3 was 0.51g/t

and Section 4 was 0.39g/t.
The samples

were milled

over varying

durations and

milling curves

plotted to

determine the

optimum
milling time. The milling curves

indicate that the optimum

milling duration achieving

at least 60% -75µm
is 2.5 hours

for Section

1 and

2 hours

for Sections

2, 3 and

4. Leach

tests were

then conducted

on the
milled product and the results confirm that gold yield increases with increased milling time.
The respective 5A10 material responds well to cyanide leach as desired dissolution of 60% was attained for all Sections at the above milling durations. Preg-robbing tests were also conducted on material from
Sections 1 and 3 and the results indicate that there

is no significant preg-robbing.
10.3

Representative of the Samples
Drill holes were drilled on a defined grid down to the soil. The samples received were correctly split and
composited,

and are considered to be representative of the various volumes within the TSFs.
10.4

Details of the Laboratories
The

Ergo

Metallurgical

Research

Laboratory,

located

in

Brakpan

inside

the

Ergo

processing

plant,

is
geared

to

perform

bottle

roll

testing

on

a

routine

basis

with

skilled

technicians.

Internal

accounting
checks are undertaken to ensure the accuracy of the work done. The laboratory is not accredited and is the internal test facility for Ergo. The laboratory is

not independent of Ergo.
The

Maelgwyn

South

Africa

(Proprietary)

Limited

(Maelgwyn)

laboratory,

situated

in

Roodepoort,

is
accredited for International

Organization for Standardization

(ISO 9001:2025)

to perform gold leaching
test work

with their

assays analysis

conducted by

the SGS laboratory

,

in Randfontein.

SGS is

an SANAS
accredited facility (T0265) for gold analysis.
Both the Maelgwyn and SGS laboratories are independent

of Ergo.
10.5

Results
The main assumption was that the laboratory procedure emulates the processing plant and historically
this has

been shown

to be

a fair

assumption. To

accommodate the

dissolved loss

encountered in

the
processing plant,

an allowance of 0.008g/t

Au is made to

calculate the predicted recovery in

the plant.

Technical Report Summary of the material Tailings Storage

Facilities

Table 10.1 presents the results of metallurgical test

work.
Table 10.1:

Summary of Predicted Ergo Processing Plant Performance
TSF/Sand Dump
Head Au
(g/t)
Washed
Residue Au
(g/t)
Dissolution
Loss Au
(g/t)
Recovery
(%)
Analysis Laboratory
Crown Complex
3L8 (GMTS) 0.25 0.14 0.008 41 Ergo
3L7 (Mooifontein) 0.23 0.13 0.008 40 Ergo
3L5 (Diepkloof ) 0.23 0.14 0.008 36 Ergo
City Deep Complex
4L3 0.32 0.12 0.008 60 Ergo
4L4 0.37 0.21 0.008 41 Ergo
4L6 0.31 0.12 0.008 58 Ergo
Knights Complex
4L14 0.28 0.15 0.008 44 Maelgwyn/Ergo
Ergo Complex
4L50 0.26 0.16 0.008 35 Maelgwyn/Ergo
Rooikraal 0.25 0.17 0.008 31 Ergo
7L15 0.28 0.14 0.008 47 Maelgwyn/Ergo
Marievale Complex
7L4 0.29 0.13 0.008 52 Ergo
7L5 0.30 0.19 0.008 34 Ergo
7L6 0.24 0.16 0.008 30 Ergo
7L7 0.34 0.2 0.008 39 Ergo
Grootvlei Complex
6L16 0.25 0.17 0.008 33 Maelgwyn/Ergo
6L17 0.26 0.13 0.008 47 Maelgwyn/Ergo
6L17A 0.26 0.15 0.008 39 Maelgwyn/Ergo
5A10/5L27 Sand Dumps
5A10/5L27 0.49 0.21 0.008 60 Ergo
Daggafontein TSF
Daggafontein 0.25 0.16 0.008 35 Ergo
Source: DRDGOLD, 2022
10.6

Interpretation of the Results
Table

10.1

summarizes

the

metallurgical

test

work

that

has

been

done

on

the

various

TSFs

and

sand
dumps. In

the table

under the

‘comments’

column,

an indication

as to

which laboratories

carried out
the test work

is given. The

head grade and

washed residue

are the results

achieved in

the laboratory.
In order

to predict

how the

material would

respond to

treatment in

the Ergo

processing plant,

a dissolved
gold loss

of 0.008g/t

Au has

been applied.

In general,

the head

grades vary

between 0.25g/t

Au and
0.32g/t Au. The response to cyanidation is varied

which could be due to numerous factors.

Technical Report Summary of the material Tailings Storage

Facilities

10.7

QP Opinion
In the opinion of

the QP, data derived

from metallurgical test work is

adequate for designing processing
facilities and techniques,

and provides suitable

grade and recovery predictions

for use in

the LoM plans.
Confidence is further increased by processing plant performance demonstrated through reconciliation for over ten years.
The metallurgical process is well tested and utilized by numerous tailings retreatment operators in South
Africa and elsewhere. There were no processing factors

or deleterious elements that could significantly
affect potential economic extraction.

Technical Report Summary of the material Tailings Storage

Facilities

11

Mineral Resource Estimates
The gold grade estimation was completed using two

modelling techniques: Inverse Distance Weighting
(IDW)

to

the

power

of

2

and

validation

using

the

Nearest

Neighbor

(NN)

technique.

The

techniques
reported a similar average global gold grade with no significant conditional bias.

The Mineral Resource
estimation

was

declared

using

the

IDW

to

the

power

of 2.

The estimation

approach

was

considered
appropriate

based

on the

review

of

several

factors,

including

the

quantity

and

spacing

of available
data, the interpreted

control on miner

alization,

the style and

geometry of the

mineralization as well

as
geological logging

and additional

information recorded

from the drill

holes. TSFs

and sand

dumps are
man-made engineering features which was considered

in the estimation process. Ordinary Kriging was
considered

unnecessary

for

TSF

and

sand

dump

evaluation

as

the

main

aim

was

to

obtain

global
averages rather than local variations considering

the envisaged or applied mining method.
Mineral Resources were

estimated for all

the TSFs, and

the estimation procedures

are similar in

approach
for all the

TSFs and sand

dumps. However,

each TSF and

sand dump is

treated as a

separate entity

as
each has differences due to data distribution and characteristic of the material. Estimation procedures and parameters are given individually per TSF or sand

dump.
All tailings material

is above the

current land surface

and continuity of

grade within

the TSFs is

defined
based on +/-100m

drill hole spacing.

The tailings material

has been processed

through a metallurgical
treatment plant

that ejects

a waste

residue that

is relatively

uniform when

compared with

the natural
deposit from which the material

is derived. The variation between

samples and drill hole is

small (0.1g/t
to 1.0g/t) in comparison

to in situ gold

deposits. However, the

percentage difference may

be huge as
is the case with trace elements.
Datamine’s

Studio

RM

geological

modelling

software

was

used

as

the

modelling

tool.

Most

of

the
statistical and geostatistical

study was completed

using SAS JMP

Pro and the

RStudio, an open-source
integrated

development

environment

for

“R”,

a

programing

language

for

advanced

statistical
computing and graphics.
Mineral Resource

estimates are not

Mineral Reserves and

do not

have demonstrated

economic viability.
There is no

certainty that all or

any part of

the Mineral Resource will

be converted into

a Mineral Reserve.
The Mineral Resource estimates for all the TSFs and

a sand dump are declared as follows:
●
the point of reference is in situ
. The TSFs or sand dumps themselves are the reference

points;
●
no

geological

or

other

losses

were

applied

as

all

material

is

accessible

and

there

are

no
geological structures;
●
Mineral

Resource

estimates

are

stated

as

both

inclusive

and

exclusive

of

Mineral

Reserves

as
defined in Subpart 1300 of Regulation S-K; and
●
the Mineral Resource is 100% attributable to Ergo. DRDGOLD,

the registrant, owns 100% of Ergo.
Item 11.1 to Item

11.7 present the methodology followed

a similar methodology for all the

TSFs and sand
dumps. Item 11.9 to Item 11.16 provides detail for

each complex,

TSF or sand dump.

Technical Report Summary of the material Tailings Storage

Facilities

The 79 smaller TSFs and clean-up material contribute about 11% of the total Mineral Resource estimates by

tonnage.

The

Mineral

Resource

estimates

in

these

smaller

dumps

pose

a

less

than

material

risk

to
Ergo. Their Mineral Resource

was estimated from survey information

,

production and/or historical

data,
applying straight arithmetic average

s

as the TSFs or clean-up

sites are too small to be

evaluated by 3D
modelling. The QP considered the inclusion

of the TSFs and

clean-up operations as appropriate and has
conducted verification

checks to

support their

inclusion.

The Mineral

Resource estimates

of these

TSFs
and clean-up operations are not discussed

individually,

but they are part of the total

Mineral Resource
for Ergo.
11.1

Volume Modelling
For all significant TSFs, three-dimensional (3D) modelling

was completed using drill hole information and
survey data. Volumes were

estimated using a top

surface defined by a

ground survey and

associated
digital terrain model. The bases

of the TSFs were

defined by the drill hole

data and the edges of

the TSFs.
All

drill

holes

were drilled

to intersect

soil at

the

base of

the

TSFs. The

block

models were

constructed
inside of this volume. Tonnages and grades were then

extracted from the block models.
11.2

Bulk Dry Density
An average dry bulk density of 1.42t/m
3

described in Item 7.17 was applied to all the

TSFs and the sand
dumps. The tons were reported as dry tons.
11.3

Exploratory Data Analysis

Exploratory data analysis

was done on

raw and composited

gold data. Samples were

collected at 1.5m
intervals.

For

IDW

estimation

method,

the

sample

lengths

were

adequate.

The

samples

were

further
composited to 6m to allow for NN estimation

as the modelled blocks were 6m high

to represent bench
height.

Samples

were

composited

based

on

mean

sea

level

to

mimic

deposition.

This

allowed

for
estimations to be carried out based on the levels.
The requirement for

high-grade capping

was assessed to

ascertain the reliability

and spatial clustering
of

the

high-grade

data.

The

steps

completed

as

part

of

the

high-grade

capping

assessment

are
summarized below:
●
review of the data to identify any

data that deviates from the general

data distribution. This was
completed using histograms and log probability plots;
●
review of plots comparing the

contribution to the mean and

standard deviation of the highest-
grade data; and
●
visual review in 3D to allow assessment of the clustering

of the higher-grade data.
11.4

Estimation Techniques
The estimation was constrained by

the mineralization interpretations. The

statistical characteristics of the
available

sample

information

and

the

spatial

distribution

aided

the

definition

of

the

estimation
parameters, such as search volume and orientation

of the search ellipses.

Technical Report Summary of the material Tailings Storage

Facilities

The

IDW

(to

the

power

of

2)

and

NN

method

of

estimation

were

chosen

as

the

most

appropriate
methods for evaluation

of TSFs and

sand dumps,

as the dataset

for each TSF

and sand dump

is generally
homogeneous (laterally), grade variations are small due to deposition technique and the drill holes are well

spread

and

spacing

is

moderately

wide.

The

methods,

when

applied

appropriately,

retain

the
grade

variation

of

the

deposit,

as

opposed

to

an

arithmetic

average,

and

is

simpler

and

more
appropriate

for

TSF

or

sand

dump

evaluation

than

other

advanced

estimation

techniques

such

as
Ordinary Kriging.

These estimation

techniques have

been found

to be

reliable by

Ergo over

the last

15 years

of mining
TSFs and sand dumps.
Hard

domain

boundaries

were

used

throughout,

preventing

samples

lying

outside

the

domain

from
being

used

for

the

estimation

meaning

slime

and

soil

samples

were

separated

during

the

estimation
process. A

three-pass estimation

strategy was

applied to

each zone,

applying an

expanded and

less
restrictive sample search to the second and subsequent estimation passes and only considering blocks
not previously assigned

an estimate. However,

more than 80%

of the estimates were

completed in the
first pass.

A record

was

kept

of the

number

of

samples

used

to

estimate

the

grade

into a

block.

The
variance of each block and the search

volume that satisfied the criteria used

to select samples for use
in the estimation of each block.
11.5

Modelling and Estimation Parameters
The parent

block size

for all

the TSFs

and sand

dumps was

largely based

on the

average drill

spacing
and sample compositing interval.

The height of the

original dump benches is

approximately 5m to 6m.
The parent

block size

is selected

to estimate

the deposit

approximates

half the

drill hole

spacing and
maps the bench height. Sub-blocking was allowed for a good

volume definition.
11.6

Model Validation
A

routine

validation

process

was

followed

for

all

the

TSFs

and

sand

dumps.

All

relevant

statistical
information was recorded to enable validation and

review of the estimates.
The recorded information included:
●
the number of samples used per block estimate;
●
average distance to samples per block estimate;
●
estimation flag to determine in which estimation

pass a block was estimated;

and
●
the number of drill holes

from which composite data were used

to complete the block estimate.

Technical Report Summary of the material Tailings Storage

Facilities

The estimates were reviewed visually and

statistically prior to being accepted. The review

included the
following activities:
●
comparison of

volume estimates

between the

block model,

the 3D

wireframe model

and the
surveyor's report;
●
check

for global

bias

through

comparison

of the

estimate

versus

the

mean

of the

composite
dataset, including weighting where appropriate to account

for data clustering;
●
histogram comparison of grade block distribution versus composite grade distribution;
●
visual checks of cross-sections, long-sections and

plans;

and
●
where

production

data

was

available,

reconciliation

was

carried

out

as

part

of

the

model
validation process.
Alternative estimates were

also completed to test

the sensitivity of the

reported model to

the selected
interpolation

parameters.

An

insignificant

amount

of

variation

in

overall

grade

was

noted

in

the
alternate

estimations.

The

results

were

satisfactory

for

the

level

of

accuracy

anticipated

for

TSF
evaluation.
11.7

Technical and Financial Parameters
In determining the cut-off grades of the Mineral Resources, the QP applied the data presented in Table
11.1.
The QP considered

the gold price

,

exchange rate and

working cost per

ton (long-term

prices as at

30
June

2022),

as

applied

reasonable

for

use

in

declaring

the

Mineral

Resources.

Justification

for

the
financial parameters used is detailed in Item 16. Additional technical parameters per TSF or sand dump are

presented

in

the

relevant

items.

The

QP

considered

both

technical

and

financial

parameters
(infrastructure, mine design and planning,

processing plant, environmental compliance and permitting)
to justify the reasonable prospects for

economic extraction. All complexes except Crown and Grootvlei
Complexes have

studies done

to a

PFS level

of accuracy

(i.e., +/-

25%). For

the Crown

and Grootvlei
Complexes,

initial assessments were completed.
Table 11.1:

Financial and Technical Data considered for Mineral Resource
Element Unit Value
Mineral Resource Gold Price USD/oz 1,823
Mineral Resource Gold Price ZAR/kg 914,294
Exchange Projection ZAR/USD 15.60
Working Costs per Ton (slimes) ZAR/t 70.76
Working Costs per Ton (sand) ZAR/t 204.46
Source: DRDGOLD, 2022
The QP has considered

that Ergo does not

selectively mine a

TSF. The average grade

of the TSF is used
to determine whether or

not a TSF is mined

in its entirety.

Where the average grade

of the TSF is above
the cut-off grade

,

all the

material in

the TSF or

sand dump

is considered

to be

mined. The

QP applied
no block cut-off.

Technical Report Summary of the material Tailings Storage

Facilities

A

cut-off

grade

is

also

determined

per

TSF

or

sand

dump.

A

TSF

may

report

an

average

gold

grade
below a

cut-off grade,

but when

included in

a complex,

the total

complex should

be above

the cut-
off grade. See

Table 11.2 for

the cut-off information.

The QP determined

cut-off grades using

the formula
presented in Item 12.2.
Table 11.2:

Mineral Resource

Estimate Cut-off Grades
TSF/Sand Dump
Recovery Cut-off Grade
(%) (g/t)
Crown Complex
3L8 (GMTS) 41 0.189
3L7 (Mooifontein) 40 0.193
3L5 (Diepkloof) 36 0.215
Average for the Complex 0.199
City Deep Complex
4L3 60 0.129
4L4 41 0.189
4L6 58 0.133
Average for the Complex 0.150
Knights Complex
4L14 44 0.176
4L50 35 0.221
Average for the Complex 0.199
Ergo Complex
Rooikraal 33 0.235
7L15 47 0.165
Average for the Complex 0.200
Marievale Complex
7L4 52 0.149
7L5 34 0.228
7L6 30 0.258
7L7 39 0.198
Average for the Complex 0.208
Grootvlei Complex
6L16 33 0.235
6L17 47 0.165
6L17A 39 0.198
Average for the Complex 0.199
5A10/5L27 Sand Dump
5A10/5L27 55 0.407
Daggafontein TSF
Daggafontein 35 0.221
Source: The RVN Group, 2022
The following statements apply

to all Mineral Resources tables:
●
Mineral Resources are not Mineral Reserves;
●
Mineral Resources are reported inclusive and exclusive

of Mineral Reserves;

Technical Report Summary of the material Tailings Storage

Facilities

●
Mineral Resources have been reported in accordance

with Subpart 1300 of Regulation S-K;
●
Mineral

Resources

were

estimated

using

the

USD1,823/oz,

ZAR15.60/USD

and

ZAR914,294/kg
financial parameters;
●
the recovery information is presented in Table 11.2;
●
the reference point is in situ ;
●
a troy ounce = 31.1034768g;

and
●
quantities

and

grades

were

rounded

to

reflect

the

accuracy

of

the

estimates;

any

apparent
errors are insignificant.
11.8

Uncertainties and Classification Criteria
Definitions

for

Mineral

Resource

categories

used

in

this

report

are

those

defined

by

the

Security

and
Exchange

Commission in

Subpart 1300

of Regulation

S-K. Mineral

Resource Estimates

are

classified

to
reflect

the

increased

level

of

geological

confidence

into

Inferred,

Indicated

and

Measured

Mineral
Resource categories.
By

their

nature,

all

Mineral

Resource

estimates

carry

an

inherent

amount

of

risk

and

uncertainty
depending on

various factors,

including interpretation

of data,

drilling data

quality, uncertainty

in the
survey and metallurgical test work data collected and the modelling process.

However, Ergo has been
in operation for more than 20 years treating TSFs and sand

dumps and has sufficiently mitigated Mineral
Resource

risks

through

obtaining

sufficient

sampling

information.

Some

uncertainties

were

resolved
through reconciliations,

process improvement and the use of experienced personnel in data collection and interpretation.
The

QP

based

the

Mineral

Resource

categorization

on

the

robustness

of

the

various

data

sources
available,

the

confidence

of

the

geological

interpretation

and

various

estimation

parameters

(e.g.,
distance

to

data,

number

of

data,

maximum

search

radii

etc.)

and

reconciliation

data

where

it

is
available.

The QP considers

the Mineral

Resource classification

as a function

of the confidence

of the
whole

process

from

drilling,

sampling,

geological

understanding

and

variables

relationships.

TSFs

and
sand dumps are evaluated

individually and there

are no blanket

classification parameters as

TSFs and
sand dumps

are different

.

However, drill

hole spacing

and data

quality contribute

significantly

to the
classification confidence.
Each TSF or sand dump has its classification criteria

discussed separately.
The Mineral Resource confidence is assessed via internal peer reviews, with no material issues identified.
Mineral Resources have reasonable prospects for

economic extraction and the QP

considered a range
of mining, processing, infrastructural, social, environmental and permitting factors.

Technical Report Summary of the material Tailings Storage

Facilities

11.9

Crown Complex
11.9.1

Exploratory Data Analysis
Statistical analysis of data was completed as presented in

Figure 11.1 to Figure 11.8. Data was analyzed
as raw, capped and composites. There was

no material changed between the data sets. The

data sets
show positively skewed distribution.

Based on

the high-grade

cap investigations,

high-grade caps

were selected

and applied

to the

raw
dataset:
●
3L7 (Mooifontein): gold grades were capped at 0.60g/t;
●
3L8 (GMTS): gold grades were capped at 0.60g/t;

and
●
3L5

(Diepkloof):

two

domains

(compartments)

were

modelled

and

gold

grades

were

also
capped at 0.60g/t.
Capping was only applied to raw data and its impact

on the mean was immaterial.
3L5

(Diepkloof

TSF)

was

domained

into

two

areas

because

of

physical

separation

between

the

two
compartments (Homestead and Diepkloof).
Figure 11.1:

3L7 (Mooifontein): Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.2:

3L7 (Mooifontein): Distribution of Composited Gold Data
Source: The RVN Group, 2022
Figure 11.3:

3L8 (GMTS): Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.4:

3L8 (GMTS): Distribution of Composited Gold Data
Source: The RVN Group, 2022
Figure 11.5:

3L5 (Diepkloof:

Diepkloof):

Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.6:

3L5 (Diepkloof:

Diepkloof):

Distribution of Composited Gold Data
Source: The RVN Group, 2022
Figure 11.7:

3L5 (Diepkloof:

Homestead):

Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.8:

3L5 (Diepkloof:

Homestead):

Distribution of Composited Gold Data
Source: The RVN Group, 2022
11.9.2

Modelling and Estimation Parameters
Half the drill hole spacing

was chosen as the block

size. Block size of 100m-by-100m-by-6m

was chosen
for the TSFs. Sub-celling was allowed for better volume definition.
The sample search parameters are supplied in Table

11.3.
Table 11.3:

Search Parameters: Inverse Distance Estimation

Method
TSF Domain
Estimation
Pass
Search Distance Minimum
Number of
Composites
Maximum
Number of
Composites
X
(m)
Y
(m)
Z
(m)
3L7 (Mooifontein) Mooifontein
1 300 300 6 5 20
2 600 600 12 5 20
3 900 900 18 5 20
3L8 (GMTS) GMTS
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
3L5 (Diepkloof)
Homestead
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
Diepkloof
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.9.3

Technical and Economic Factors
11.9.3.1

Site Infrastructure
Crown Complex is located

in a well-developed area

(Johannesburg) with most mining

infrastructure in
place.

Johannesburg

is

a

megacity

and

is

one

of

the

100
th

largest

urban

cities

in

the

world.
Johannesburg was established in the 1880s following

the discovery of gold.
Roads:
Access

to

the

Crown

Complex

is

via

the

N1

highway

and

a

network

of

the

well-maintained
paved road systems.
Power:
Power requirements

are primarily

for the operation

of pumps

and site

offices. Power

is sourced
from

the

national

supplier,

the

Electricity

Supply

Commission

(Eskom).

There

is

power

supply

from17#
substation to the surrounding areas and the TSFs.
Site

Offices

and

Workshop:

Site

offices

are

typically

established

by

mining

contractors

as

part

of

the
mining

contract.

Workshops

for

maintenance

of

roads,

pumps

and

pipelines

are

based

at

the

Ergo
processing plant and no additional infrastructure is required.
Crown Complex is situated in the City of Johannesburg, so

other specialized services could be sourced
from the private workshops.
Pumps and Pipelines:

Before mining could start, the pump station and pipeline to Ergo processing plant in Brakpan

should be completed.

A pipeline of

approximately 20km

will be required

to supply

slime to
City Deep. There

is already a pipeline

infrastructure to transport slime

to Ergo Plant from

City Deep; this
may need to be upgraded along with a water supply

pipeline at a later stage.
Water:

Water

is

required

during

mining

as

hydraulic

mining

method

is

suitable

for

Crown

Complex.

A
Mining

Right renewal

application

has been

launched.

Crown Complex

has

the majority

of the

water
uses authorized and

would only require

minor amendments, but this

would only be able

to 100%

defined
when the entire

scope and design

of the project

is finalized. Ergo

is confident that

a water use

license
will be issued.
Tailings Deposition

Site:

Ergo has

sufficient tailings

deposition capacity

at their

Brakpan/Withok tailings
deposition facility

to accommodate

all material

from Crown

Complex,

in addition

to the

tonnages in
the LoM plan if the final design of

the Brakpan/Withok TSF is approved

and implemented. Refer to Item
15.7 and 19.3.2 for more detail on deposition plans.
11.9.3.2

Mine Design and Planning
Hydraulic

mining

is

suitable

for

Crown

Complex.

Hydraulic

mining

can

loosely

be

defined

as

the
excavation

of

material

from

its
in

situ

state

using

water.

A

stream

of

water

is

directed

at

the

tailings
material

with

the

purpose

of

mechanically

breaking

and/or

softening

the

material

so

that

it

can

be
carried away by the

water flow. The

application or effectiveness of the

method is a function

of a variety
of factors

ranging

from

the

size, velocity

and

pressure

of

the

water

stream

to the

location,

hardness,
particle size and moisture content of the material to be mined.

Technical Report Summary of the material Tailings Storage

Facilities

Hydraulic mining is

typically undertaken using

100mm or 150mm

monitor guns with

increased production
achieved

by

the

inclusion

of

additional

units.

This

provides

a

high

degree

of

flexibility

that

allows
simultaneous mining at a number of

points over a wide range

of production rates. Consequently, grade
blending is readily achievable.
A production rate of 3 x 600kt/m is assumed from Crown

Complex due to pipeline capacity.
11.9.3.3

Processing Plant
Crown Complex material could be

processed at Ergo’s processing plant

as discussed in Item

10 and the
results

presented

in

Table

10.1.

The

slime

material

is

not

significantly

different

to

the

slimes

material
processed at the Ergo processing plant.

The Ergo processing plant details are in Item 14.
11.9.3.4

Environmental Compliance and Permitting
A

Mining

Right

renewal

application

was

launched

with

the

DMRE.

Compliance

and

permitting

are
discussed in Item 3.2 and 17.
11.9.3.5

Initial Assessment Results
The QP’s opinion is that

there is a reasonable prospect

for economic extraction based on

the total mix
of technical and financial factors discussed. A cut-off grade is discussed in Item 12.2.11.7
11.9.4

Mineral Resource Classification Criteria
A

list

of

the

criteria

used

to

classify

the

Mineral

Resources

is

given

in

Table

11.4.

Applying

these
confidence

levels,

Mineral

Resource

classification

codes

were

assigned

to

the

block

model.

A

low
confidence

in

one of

the

listed

items

will

mean

classification

is downgraded

to Inferred,

a moderate
confidence in at least one item will mean a property

is Indicated while all highs mean the property is

in
the Measured Mineral Resource category.

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.4:

Confidence Levels for Key Criteria for Mineral Resource

Classification
Items Discussion Confidence
Drilling Techniques RC drilling technique to international standards High
Logging Detailed logging throughout High
Drill Sample Recovery
The sample recovery was considered satisfactory and was
acceptable for mineral resource estimation
High
Sub-sampling Techniques
and Sample Preparation
Material has previously been processed and quartering was
applied
High
Quality of Assay Data
Available data is of robust quality however there is a relatively high variability in the lowest grade assays
High
Verification of Sampling
and Assaying
A comprehensive QC program implemented during exploration High
Location of Sampling
Points
Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Data points were well spread, though widely spaced.
Approximately 200m-by-200m spacing was followed
Moderate
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately High
Bulk Density A mean density of 1.42t/m
3

was considered reasonable
High
Mineralization Type Mineralization is well known from processing High
Estimation and Modelling
Techniques
NN and Inverse Distance High
Source: The RVN Group, 2022
The

drill

hole

spacing

was

approximately

200-by-200m

on

all

the

TSFs.

With

this

grid,

the

grade,

floor
elevation

and

TSF

geometry

were

estimated

with

sufficient

confidence

to

allow

the

application

of
modifying factors in sufficient detail

to support mine planning and

evaluation of the economic viability
of

the

TSFs.

All

TSFs’

material

was

classified

as

Indicated

Mineral

Resources.

No

Measured

Mineral
Resource was

declared

as the

drill

space is

still too

wide to

conclusively

define grade

continuity and
volume. No Inferred was declared as drilling provided

sufficient information.
The data

or supporting

information is

derived

from the

adequately

detailed

and reliable

exploration,
sampling

and testing

and is

sufficient to

assume

geological

and grade

or quality

continuity between
points of observation.
11.9.5

Mineral Resource Statement
As

no

Mineral

Reserve

was

declared,

inclusive

is

equal

to

exclusive

Mineral

Resource

for

the

Crown
Complex (Table 11.5).

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.5:

Crown Complex Mineral Resource Estimate (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June
2021 (Exclusive)
Mineral Resources as at 30 June
2022 (Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
Measured Mineral Resources - - - - - -
Mooifontein (3L7) Indicated 67,559 0.23 499,577 67,559 0.23 499,577
GMTS (3L8) Indicated 107,450 0.25 863,649 107,450 0.25 863,649
Diepkloof (3L5) Indicated 97,988 0.23 724,589 97,988 0.23 724,589
Sub-total Indicated Mineral
Resources
272,997 0.24 2,087,815 272,997 0.24 2,087,815
Sub-total Measured and
Indicated Mineral Resources
272,997 0.24 2,087,815 272,997 0.24 2,087,815
Inferred Mineral Resources - - - - - -
Total Mineral Resource 272,997 0.24 2,087,815 272,997 0.24 2,087,815
Source: The RVN Group, 2022
11.9.6

Mineral Resource Changes
There was

no change

in Mineral

Resource as

no drilling,

mining or

additional deposition

was done

on
Crown Complex.
11.9.7

Mineral Resource Risks and Uncertainty
The renewal of the Mining Right

for the Crown Complex is a

risk. The application to renew

was launched
in 2014 and

Ergo has since

been constantly engaging the

DMRE. This report

has considered section

24(5)
of the MPRDA, as amended; as quoted below:
“
A mining right in respect of which

an application for renewal has

been lodged shall despite its expiry
date remain in force until such time as such application has been granted or refused.
”
The QP classified the overall Mineral Resource risk as medium due to lower grades and permitting status
of the Crown Complex.
In the opinion of the QP, no further technical work is required as the drilling program provided sufficient
data to define continuity.
11.10

City Deep Complex
11.10.1

Exploratory Data Analysis
Figure 11.9 to Figure 11.14 show the frequency

distributions

of the gold grades on 4L3, 4L4

and 4L6. Data
was analyzed as

raw, capped and composites.

There was no

material changed between the

data sets.
The data sets show positively skewed distribution.
Based on

the high-grade

cap investigations,

high-grade caps

were selected

and applied

to the

raw
dataset. A little/insignificant reduction in the available

metal is noted.
●
4L3: capped at 0.65g/t Au;
●
4L4: capped at 0.65g/t Au; and

Technical Report Summary of the material Tailings Storage

Facilities

●
4L6: capped at 0.50g/t Au.
Figure 11.9:

4L3: Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.10:

4L3: Distribution of Composited Gold Data
Source: The RVN Group, 2022
Figure 11.11:

4L4: Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.12:

4L4: Distribution of Composited Gold Data
Source: The RVN Group, 2022
Figure 11.13:

4L6:
Distribution of Raw Gold Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.14:

4L6: Distribution of Composited Gold Data
Source: The RVN Group, 2022
11.10.2

Modelling and Estimation Parameters
A block

model

with

100m-by-100m

blocks

was constructed

for

4L3, 4L4

and

4L6 inside

the

respective
volumes. Tonnages

and grades

were estimated

into the

block model.

The parent

block sizes

selected
to estimate

the deposit

approximates

the

drill

hole

spacing.

The tailings

bench

heights

are 5m

to

8m
high. The QP selected 6m in the Z direction for the City

Deep Complex to correspond with the average
bench height.
The sample search parameters are supplied in the

Table 11.6.
Table 11.6:

Search Parameters: Inverse Distance Estimation

Method
TSF Estimation Pass
Search Distance Minimum
Number of
Composites
Maximum
Number of
Composites
X
(m)
Y
(m)
Z
(m)
4L3
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
4L4
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
4L6
1 400 400 10 4 10
2 800 800 20 4 10
3 1,200 1,200 30 4 10
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.10.3

Technical and Economic Factors
Item 13 to Item 19 were considered in declaring the Mineral

Resource estimates.
11.10.4

Mineral Resource Classification Criteria
An additional list of the

criteria used by the

QP to classify the Mineral

Resource estimates in addition

to
the

statistical

parameters

is

given

in

Table

11.7.

Applying

these

confidence

levels,

Mineral

Resource
classification codes were

assigned to the

block model. A

low confidence in

one of the

listed items will
mean classification is downgraded to Inferred, a moderate confidence in at least one item will mean a property is Indicated while all highs mean the property

is in the Measured Mineral Resource category.
Table 11.7:

Confidence Levels of Key Criteria for Classification

of the TSFs Mineral Resources
Items Discussion Confidence
Drilling Techniques Auger to industry standards High
Logging Detailed logging throughout High
Drill Sample Recovery
The sample recovery is estimated as >90% and was considered
acceptable for Mineral Resource estimation
High
Sub-sampling
Techniques and
Sample Preparation
Material has previously been processed and was submitted directly for sampling
High
Quality of Assay Data Available data is of robust quality High
Verification of
Sampling and
Assaying
A comprehensive QC program was implemented High
Location of Sampling
Points
Survey of all collars and TSF surfaces High
Data Density and
Distribution
Approximately 100m-by-100m spacing was followed high
Geological
Interpretation
Geometry is known accurately High
Mineralization Type Mineralization is well known from processing High
Estimation and
Modelling Techniques
Inverse distance used for resource declaration. NN used for validation High
Source: The RVN Group, 2022
The QP classified

the Mineral

Resources into the

Measured Mineral

Resource Category

as the drill

hole
spacing

was

tight

enough

(approximately

100m

apart)

to

provide

sufficient

evidence

of

grade
continuity and estimate

tons with high

confidence.

No Indicated and

Inferred Mineral

Resources were
declared.
11.10.5

Mineral Resource Statement
Table 11.8 to Table 11.9 present Mineral Resources

for 4L3, 4L4 and 4L6 as at 30 June 2022.
Table 11.8:

City Deep Complex Mineral Resource Estimates

(Inclusive)
TSF
Mineral Resource
Category
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons Au Content Tons Au Content

Technical Report Summary of the material Tailings Storage

Facilities

(kt) (g/t) (oz) (kt) (g/t) (oz)
4L3 Measured 13,134 0.32 135,126 13,134 0.32 135,126
4L4 Measured 4,738 0.32 48,746 4,738 0.32 48,746
4L6 Measured 2,410 0.31 24,020 2,410 0.31 24,020
Sub-total Measured Mineral
Resources
20,282 0.32 207,891 20,282 0.32 207,891
Indicated Mineral Resources - - - - - -
Sub-total Measured and
Indicated Mineral Resources
20,282 0.32 207,891 20,282 0.32 207,891
Inferred Mineral Resources - - - - - -
Total Mineral Resource 20,282 0.32 207,891 20,282 0.32 207,891
Source: The RVN Group, 2022
Table 11.9:

City Deep Complex Mineral Resource Estimates

(Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
4L3 Measured - - - - - -
4L4 Measured - - - - - -
4L6 Measured - - - - - -
Sub-total Measured
Mineral Resources
- - - - - -
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
- - - - - -
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource - - - - - -
Source: The RVN Group, 2022
11.10.6

Mineral Resource Changes
There was no

change in

Mineral Resources

as no drilling,

mining or additional

deposition was done

on
4L3, 4L4

and 4L6 TSFs.
11.10.7

Mineral Resource Risks and Uncertainty
The

QP’s

opinion

is

that

the

overall

grade

and

tonnage

estimates

are

reasonable

for

mine

planning
based on the drill hole data and assay statistics.
The gold price fluctuations present the main risk to the declared

Mineral Resource estimates.
Risks

of

grade,

continuity

of

mineralization

and

tons

were

mitigated

through

the

reasonable

drilling
space, validation procedures, metallurgical testing, advanced statistical analyses and the use of

robust
modelling techniques.
The QP classified the

overall Mineral Resource

risk as low. In

the opinion of

the QP, no further

technical
work is required as the drilling program provided enough data to define continuity.

Technical Report Summary of the material Tailings Storage

Facilities

11.11

Knights Complex
11.11.1

Exploratory Data Analysis
Statistics of the sample population from raw, capped and composited data are given in Figure 11.15 to
Figure 11.28. At 4L14, both slime and

soil were mineralized with soil having

a maximum grade of 1.96g/t
Au. The spread of

both the slimes

and soil data

is not large

which indicates that

the grade variability

is
low. The

gold grades for

soil were

capped at 0.94g/t

to reduce the

over-estimation of soil

gold resources.
Capping

reduced

the

mean

by

about

10%;

however,

this

is

due

to

lack

of

data

rather

than

a

large
volume of

high-grade material.

The slimes

grades were

composited into

6m intervals.

The soil

domain
was

not

composited

as

there

was

not

enough

data.

The

6m

composites

were

based

on

numerous
statistical tests and bench height. The bench height is 5m

to 6m high.
Figure 11.15:

4L14: Distribution of Slime Raw Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.16:

4L14: Log Distribution of Slime Raw Data
Source: The RVN Group, 2022
Figure 11.17:

4L14: Distribution of Slime 6m Composited Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.18:

4L14: Log Distribution of Slime 6m Composited Data
Source: The RVN Group, 2022
Figure 11.19:

4L14: Distribution of Soil Raw Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.20:

4L14: Log Distribution of Soil Raw Data
Source: The RVN Group, 2022
Figure 11.21:

4L14: Distribution of Soil Raw Capped Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.22:

4L14: Log Distribution of Soil Raw Capped Data
Source: The RVN Group, 2022
Figure 11.23:

4L50: Log Distribution of Raw Slime Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.24:

4L50: Distribution of Raw Slime Raw Data
Source: The RVN Group, 2022
Figure 11.25:

4L50: Log Distribution of Raw Capped Slime Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.26:

4L50: Distribution of Raw Capped Slime Data
Source: The RVN Group, 2022

Figure 11.27:

4L50: Distribution of 3m Composited Slime Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.28:

4L50: Log Distribution of 3m Composited Slime Data
Source: The RVN Group, 2022
11.11.2

Modelling and Estimation Parameters
4L14:
The parent

block sizes for

the TSFs were

mostly based on

the average drill

spacing and compositing
interval. The

height of

the dump

benches is

around 5m

to 6m.

The parent

block sizes selected

to estimate
the

deposit

approximates

half

the

drill

hole

spacing.

Sub-blocking

was

allowed

for

good

volume
definition. Soil was modelled as a

separate domain. Soil was modelled because it

had high gold values,
the QP attributed this high gold value to gold remobilization from the TSF.
Estimation Parameters for 4L14 are given in Table

11.10 and Table 11.11.
Table 11.10:

4L14: Search Parameters: Nearest Neighbor Estimation Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Composites
per Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 400 400 50 1 1 1
2 800 800 100 1 1 1
3 1,200 1,200 150 1 1 1
Soil
1 400 400 50 1 1 1
2 800 800 100 1 1 1
3 1,200 1,200 150 1 1 1
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.11:

4L14: Search Parameters: Inverse Distance Estimation

Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Composites
per Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 500 500 12 5 10 2
2 1,000 1,000 24 5 10 2
3 1,500 1,500 36 5 10 2
Soil
- - - - - - -
- - - - - - -
- - - - - - -
Source: The RVN Group, 2022
4L50:
The parent block sizes for the 4L50 TSF were mostly based on the average drill spacing and bench height. The parent block sizes

selected to estimate the deposit approximates the

borehole spacing. The
bench height is 2m to 4m high.

Sub-blocking was allowed to improve volume

representation within the
interpreted wireframe models of the dump top and

bottom surfaces.
A comparison

of the

2008 and

2016 drillhole

information

showed that

the

base of

the

dump was

not
properly defined

in the

2008 drilling.

There appeared

to be

over-drilling

or extra

samples at

the base.
Due

to

this

problem,

it

was

decided

to

map

the

base

of

the

dump

using

the

2016

to

2017

drilling
campaign data only. There is high confidence in the logging

data from the 2016 drilling campaign.
The sample search parameters are supplied in Table

11.12 and Table 11.13.
Table 11.12:

4L50: Search Parameters: Nearest Neighbor Estimation Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Composites
per Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 400 400 50 1 1 1
2 800 800 100 1 1 1
3 1,200 1,200 150 1 1 1
Source: The RVN Group, 2022
Table 11.13:

4L50: Search Parameters: Inverse Distance Estimation Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Composites
per Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 500 500 6 5 10 2
2 1,000 1,000 12 5 10 2
3 1,500 1,500 24 5 10 2
Source: The RVN Group, 2022
A number of search parameters were tested; optimum parameters were chosen by the QP.

Technical Report Summary of the material Tailings Storage

Facilities

11.11.3

Technical and Economic Factors
Item 13

to Item 19

were considered

in declaring

the Mineral

Resource Estimates.

The technical

studies
were done at a PFS level. As at 30June 2022, 4L50

was being mined.
11.11.4

Mineral Resource Classification Criteria
The

4L14

and

4L50

TSFs

were

classified

using

a

number

of

criteria

including

data

density,

estimation
statistics and

TSF knowledge

and interpretation.

For classification

purpose, blocks

estimated within

the
first search radius were

classified as Measured

Mineral Resources.

The TSFs were

classified as Measured
Mineral Resources.
A list of

the criteria used

to classify the

Mineral Resources in

addition to the

statistical parameters,

is given
in

Table

11.14

below.

Applying

these

confidence

levels,

Mineral

Resource

classification

codes

were
assigned

to

the

block

model.

A

low

confidence

in

one

of

the

listed

items

will

mean

classification

is
downgraded to Inferred, a moderate confidence in at least one item will mean a property is Indicated while all highs mean the property is in the Measured Mineral

Resource category.
Table 11.14:

Confidence

Levels

of

Key

Criteria

for

Classification

of

the

4L14and

4L50

TSFs
Mineral Resources
Items Discussion Confidence
Drilling Techniques Auger to international standards High
Logging Detailed logging throughout High
Drill Sample Recovery
The

sample

recovery

is

estimated

as

>90%

and

is

considered
acceptable for Mineral Resource estimation
High
Sub-sampling Techniques
and Sample Preparation
Material

has

previously

been

processed

and

can

be

submitted
directly for sampling
High
Quality of Assay Data
Available

data

is

of

robust

quality

however

there

is

a

relatively
high variability in the lowest grade assays
High
Verification of Sampling and
Assaying
A comprehensive QC program implemented during exploration High
Location of Sampling Points Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Drilled with auger drill holes at 100m-by-100m High
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately High
Mineralization Type Mineralization is well known from processing High
Estimation and Modelling
Techniques
NN and Inverse Distance Squared High
Source: The RVN Group, 2022
Both TSFs were classified

as Measured due to

a tight drill

hole spacing of <100m

and high data

quality.
This

spacing

enabled

the

QP

to

estimate

tonnage

and

grade

continuity

with

high

confidence.
Production

data

from

4L50

matches

well

with

the

estimated

values

(Figure

11.29).

No Indicated

and

Technical Report Summary of the material Tailings Storage

Facilities

Inferred Mineral

Resources were declared

as confidence

in the data

and estimation process

followed
were high.
Figure 11.29:

4L50: Head Grade versus Modelled Average Gold Grade
Source: The RVN Group, 2022
11.11.5

Mineral Resource Statement
Table 11.15 and
Table 11.16 present the Mineral Resource for 4L14 and

4L50.
Table 11.15:

Knights Complex Mineral Resource Estimates (Inclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
4L14 Measured 6,638 0.29 61,891 6,638 0.29 60,824
4L50 Measured 6,756 0.26 56,475 3,418 0.26 27,216
Sub-total Measured
Mineral Resources
13,394 0.27 118,366 10,056 0.28 88,040
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
13,394 0.27 118,366
10,056

0.28 88,040
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource 13,394 0.27 118,366
10,056

0.28 88,040
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.16:

Knights Complex Mineral Resource Estimates (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
4L14 Measured - - - - - -
4L50 Measured - - - - - -
Sub-total Measured
Mineral Resource
- - - - - -
Indicated Mineral
Resource
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
- - - - - -
Inferred Mineral Resource - - - - - -
Total Mineral Resources - - - - - -
Source: The RVN Group, 2022
11.11.6

Mineral Resource Changes
Mining

on

4L50

TSF resulted

in

a

depletion

of

the

Mineral

Resource.

Depletion

and

reconciliation

are
explained

in

13.

The

modeled

average

gold

grade

correlated

well

with

production

data
(Figure 11.29). No mining has taken place on 4L14 TSF.
11.11.7

Mineral Resource Risks and Uncertainty
The

QP’s

opinion

is

that

the

overall

grade

and

tonnage

estimates

are

reasonable

for

mine

planning
based on the drill hole data and assay statistics.
The gold price fluctuations present the main risk to the declared

Mineral Resource estimates.
Risks of grade, continuity of mineralization and tonnage

were mitigated through the reasonable drilling
spacing,

validation

procedures,

metallurgical

testing,

advanced

statistical

analyses

and

the

use

of
robust modelling techniques.
The QP classified the

overall Mineral Resource

risk as low. In

the opinion of

the QP, no further

technical
work is required as the drilling program provided enough data to define continuity.
11.12

Ergo Complex
11.12.1

Exploratory Data Analysis
11.12.1.1

Rooikraal
Exploratory

data

analysis

was

done

on

raw

and

composited

gold

data

(Figure

11.30

and
Figure 11.31).

The distribution

of the

raw and

composite is

symmetrical with similar

coefficient of

variation
and a low standard deviation.

Technical Report Summary of the material Tailings Storage

Facilities

Based on

the high-grade

cap investigations,

the QP

decided not

to apply

high-grade capping

as no
extreme values were noted.
Figure 11.30:

Rooikraal: Distribution of Raw Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.31:

Rooikraal: Log Distribution of Composited Gold Data
Source: The RVN Group, 2022
11.12.1.2

7L15
A comprehensive study on the

2015 versus the 2016 to 2017

datasets

was performed. The 2015 dataset
has higher grades than the 2016 to 2017 dataset. The 2015 dataset reported an average gold grade of
0.34g/t and the 2016 to 2017 dataset has an average

gold grade of 0.26g/t.
A decision was

made to re-drill three

drill holes and

compare the 2015

samples against the

2016 samples
in

the

same horizon.

The

2016

samples

were

split

on-site

into

three

subsamples

and

were

sent

to

two
different laboratories. One

batch was sent to

the local mine

laboratory (MAED-Ergo) and

two batches
of same

samples were

sent to

the Anglo

Lab with

completely

different sample

numbers to

avoid

the
laboratory identifying that the samples were

from the same drillholes.
The

results

of

the

re-drilling

showed

that

the

old

7L15

data

(2015)

analyzed

by

the

MAED

(Crown)
laboratory

were

over-reported

and

should

not be

used

in

the

Mineral

Resource

evaluation.

Only

the
2016 to 2017

drilling campaign dataset

could be used

for the estimation.

The MAED laboratory

analyzing
the 2016

samples

is a

new

laboratory

at the

Ergo

processing

plant

and not

the

old laboratory

at

the
Crown processing plant,

which analyzed the 2015 samples.
Domaining:
7L15 has

two physically

visible TSFs

and the

grades of

the TSFs

are different

(Figure 11

.32).
The

layering

in

each

domain

did

not

continue

into

the

other.

The

South

and

North

domains

were
separated

for

Mineral

Resource

evaluation.

The

North

TSF

(Figure

11.33

and

Figure

11.34)

has

lower
grades than the

South TSF (Figure

11.35 and Figure

11.36). The North

domain has

an average grade

of

0.23g/t Au and the South domain reported an average

grade of 0.30g/t Au.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.32:

7L15: Plan showing North and South Domains
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.33:

7L15: Distribution of 2015 Raw Data - North Domain
Source: The RVN Group, 2022
Figure 11.34:

7L15: Log Distribution of 2016

Raw Data - North Domain
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.35:

7L15: Distribution of 2015 Raw Data - South Domain
Source: The RVN Group, 2022
Figure 11.36:

7L15: Log Distribution of 2016

Raw Data - South Domain
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

The

statistical

characteristics

of

the

North

and

South

domains

are

shown

in

Figure

11.37

to
Figure 11.40. Compositing was completed at 3m interval.
Figure 11.37:

7L15: Distribution of 3m Composited Slime Data -

South Domain
Source: The RVN Group, 2022
Figure 11.38:

7L15: Log Distribution of 3m Composited Slime

Data - South Domain
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.39:

7L15: Distribution of 3m Composited Slime Data -

North Domain
Source: The RVN Group, 2022
Figure 11.40:

7L15: Log Distribution of 3m Composited Slime

Data - North Domain
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.12.2

Modelling and Estimation Parameters
11.12.2.1

Rooikraal
The height of the original dump

benches is approximately 5m

to 6m. The parent block sizes selected

to
estimate the deposit

approximates the drill

hole spacing (at

least a drill

hole in a block)

and maps the
bench height.
A number

of search

parameters

were

tested

and

optimum parameters

were chosen

by

the

QP.

The
sample search parameters are supplied in Table 11.17.
Table 11.17:

Rooikraal: Search Parameters: Inverse Distance Estimation

Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Samples
Maximum
Number of
Samples
Maximum
Number of
Samples per
Drill Hole
X
(m)
Y
(m)
Z
(m)
Rooikraal
1 600 600 12 6 18 5
2 1,200 1,200 24 6 18 5
3 1,800 1,800 36 6 18 5
Source: The RVN Group, 2022
11.12.2.2

7L15
The parent block sizes

for the 7L15 TSFs

were mostly based on

the average drill spacing and

compositing
interval.

The

parent

block

sizes

selected

to

estimate

the

deposit

approximates

half

the

borehole
spacing. Sub-blocking

was allowed

for good

volume definition.

The search

parameters are

presented
in Table 11.18.
Table 11.18:

7L15: Search Parameters: Inverse Distance Estimation

Method
Domain
Estimation
Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Composites
per Drill Hole
X
(m)
Y
(m)
Z
(m)
North
1 400 400 6 2 5 -
2 800 800 12 2 5 -
3 1,200 1,200 24 2 5 -
South
1 400 400 6 2 5 -
2 800 800 12 2 5 -
3 1,200 1,200 24 2 5 -
Source: The RVN Group, 2022
11.12.3

Technical and Economic Factors
The QP used

the PFS information

(Item 13 to

Item 19) to

declare that the

Rooikraal and

7L15 TSFs have
reasonable prospects for economic extraction.
The QP opinion is that there is a reasonable prospect for economic extraction based on the total mix of technical and economic factors discussed.

Technical Report Summary of the material Tailings Storage

Facilities

11.12.4

Mineral Resource Classification Criteria
A list of the

criteria used to classify the

Mineral Resources in addition to

the statistical parameters is given
in Table

11.19. Applying

these confidence

levels, Mineral

Resource classification

codes were

assigned
to the block model.

A low confidence in

one of the listed

items will mean classification

is downgraded
to Inferred, a moderate confidence in at least one item will mean a property is Indicated while all highs mean the property is in the Measured Mineral Resource category.
Table 11.19:

Ergo: Confidence Levels for Key Criteria for Mineral Resource

Classification
Items Discussion Confidence
Drilling Techniques
Auger for 7L15 and for Rooikraal TSF, RC and auger drilling
techniques

were used. These methods are industry standard for
drilling TSFs
High
Logging Detailed logging throughout High
Drill Sample Recovery
The sample recovery was considered satisfactory and was
acceptable for Mineral Resource estimation
High
Sub-sampling Techniques
and Sample Preparation
Material has previously been processed and quartering was
applied
High
Quality of Assay Data
Available data is of robust quality however there is a relatively high variability in the lowest grade assays
High
Verification of Sampling
and Assaying
A comprehensive QC program implemented during exploration High
Location of Sampling
Points
Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Data points were well spread. Approximately 100m-by-100m
spacing was followed
High
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately. High
Bulk Density
A mean density of 1.42t/m
3

was considered reasonable with a
potential upside
High
Mineralization Type Mineralization is well known from processing High
Estimation and Modelling
Techniques
NN and Inverse Distance High
Source: The RVN Group, 2022
The drillhole spacing was approximately

100m-by-100m. With this grid, the

grade, floor elevation and TSF
geometry

were

estimated

with

sufficient

confidence

to

allow

the

application

of

modifying

factors

in
sufficient

detail

to

support

mine

planning

and

evaluation

of

the

economic

viability

of

the

TSF.

Some
auger drill holes that did not intersect the floor, had the floor defined by the RC drill holes. All the

RC drill
holes intersected the floor or the base. The TSF material was classified as a Measured Mineral

Resource.

Technical Report Summary of the material Tailings Storage

Facilities

11.12.5

Mineral Resource Statement
The Mineral Resource in Table 11.20 to Table 11.21

is 100% attributable to DRDGOLD.
Table 11.20:

Ergo Mineral Resource Estimates (Inclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
7L15 Measured 17,646 0.26
147,506

17,646 0.26
147,506

Rooikraal Measured 56,763 0.26
474,493

56,763 0.26
474,493

Sub-total Measured
Mineral Resources
74,409 0.26 621,999 74,409 0.26 621,999
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
74,409 0.26 621,999 74,409 0.26 621,999
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource 74,409 0.26 621,999 74,409 0.26 621,999
Source: The RVN Group, 2022
Table 11.21:

Ergo Mineral Resource Estimates (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
7L15 Measured
- - - - - -
Rooikraal Measured
- - - - - -
Sub-total Measured
Mineral Resources
- - - - - -
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
- - - - - -
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource - - - - - -
Source: The RVN Group, 2022
11.12.6

Mineral Resource Changes
There was

no change

in the

Mineral Resource

as no

mining or

additional deposition

was done

on the
Rooikraal and 7L15 TSFs.

Technical Report Summary of the material Tailings Storage

Facilities

11.12.7

Mineral Resource Risks and Uncertainty
The QP classified

the overall Mineral

Resource risk for

both the Rooikraal

and 7L15 TSFs

as medium due
to the low-grade margin, gold price, recovery and

working costs.
In the opinion of the QP, no further technical work is required as the drilling program provided sufficient
data to define continuity.
11.13

Marievale Complex
11.13.1

Exploratory Data Analysis
Exploratory data

analysis

was done

on raw

and composited

gold

data (Figure

11.41 to

Figure 11.48).
Data

was

analyzed

as

raw,

capped

and

composites.

There

was

no

material

changed

between

the
data sets. The data sets distribution is symmetrical.
Based on

the investigation,

cutting or

capping of

the extreme

values was

considered. Lower

extreme
grades were noted and visualized in 3D space. They were

considered part of the population:
●
7L4: capping was

applied at 0.45g/t Au.

All gold grades

greater than 0.45g/t were

set as 0.45g/t;
●
7L5: no capping was applied as no outliers were noted;
●
7L6: no capping was applied as no outliers were noted;

and
●
7L7: capping was applied at 0.70g/t Au to minimize the impact of extremely high values.
A study on domaining was conducted.

The TSFs were not domained laterally or vertically;

however, the
QP noted

the

vertical

stratification.

This stratification

aided

in

defining

the search

volume (estimation
parameter) in a vertical direction.
The gold distributions are symmetrical and the variability

is low, typical for a TSF.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.41:

7L4: Distribution of Capped Raw Gold Data
Source: The RVN Group, 2022
Figure 11.42:

Distribution of Composited Raw Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.43:

7L5: Distribution of Raw Gold Data
Source: The RVN Group, 2022
Figure 11.44:

7L5: Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.45:

7L6: Distribution of Raw Gold Data
Source: The RVN Group, 2022
Figure 11.46: 7L6:

Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.47:

7L7: Distribution of Raw Capped Gold Data
Source: The RVN Group, 2022
Figure 11.48:

7L7: Distribution of Composited Capped Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.13.2

Modelling and Estimation Parameters
The height of the original dump benches

is approximately 5m to 6m. The

parent block sizes selected to
estimate the deposit

approximates half

the drill

hole spacing and

corresponds to

the bench

height or
multiple thereof. Sub-blocking was allowed for good volume

definition.
The sample search parameters are supplied in Table

11.22.
Table 11.22:

Search Parameters
Domain Estimation Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Samples Per
Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 400 400 6 3 10 2
2 800 800 12 3 10 2
3 1,200 1,200 18 3 10 2
Source: The RVN Group, 2022
11.13.3

Technical and Economic Factors
The

technical

and

financial

studies

completed

for

the

Marievale

Complex

were

at

the

preliminary
feasibility

study

(PFS)

level

of

accuracy,

(i.e.,

+/-25%)

as

presented

in

Item

13

to

Item

19.

The

QP
concluded that there are reasonable prospects

for economic extraction.
11.13.4

Mineral Resource Classification Criteria
A

list

of

the

criteria

used

to

classify

the

Mineral

Resources

is

given

in

Table

11.23.

Applying

these
confidence

levels,

Mineral

Resource

classification

codes

were

assigned

to

the

block

model.

A

low
confidence

in

one of

the

listed

items will

mean

classification

is downgraded

to Inferred,

a moderate
confidence in at least one item will mean a property

is Indicated while all highs mean the property is

in
the Measured Mineral Resource category.

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.23:

Confidence Levels for Key Criteria for Mineral Resource

Classification
Items Discussion Confidence
Drilling Techniques Auger drilling technique to international standards High
Logging Detailed logging throughout High
Sub-sampling Techniques
and Sample Preparation
Material has previously been processed and quartering was
applied
High
Quality of Assay Data
Available data is of robust quality however there is a relatively high variability in the lowest grade assays
High
Verification of Sampling
and Assaying
A comprehensive QC program implemented during exploration High
Location of Sampling Points Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Data points were well spread High
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately High
Bulk Density A mean density of 1.42t/m
3

was considered reasonable
High
Mineralization Type Mineralization is well known from processing High
Estimation

and

Modelling
Techniques
NN, and Inverse Distance High
Source: The RVN Group, 2022
The

material

was

classified

as

a

Measured

Mineral

Resource

as

drill

hole

spacing

was

approximately
100m-by-100m.

No

Indicated

or

Inferred

Mineral

Resources

were

declared

as

the

geological
confidence derived from

exploration, test work and

Mineral Resource estimation

work was conclusive,
and the defined Mineral Resource can be used for mine

planning studies.
11.13.5

Mineral Resource Statement
The Mineral Resource Estimates

are stated as both an

inclusive and exclusive of Mineral Reserve

(Table
11.24 to Table 11.25).
Table 11.24:

Marievale Mineral Resource Estimates (Inclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
7L4 Measured 17,590 0.34 192 281 17,590 0.34 192,281
7L5 Measured 6,980 0.29 65 080 6,980 0.29 65,080
7L6 Measured 12,760 0.26 106 663 12,760 0.26 106,663
7L7 Measured 16,784 0.32 172 678 16,784 0.32 172,678
Sub-total Measured
Mineral Resources
54,114 0.31 536,701 54,114 0.31 536,701
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
54,114 0.31 536,701 54,114 0.31 536,701
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource 54,114 0.31 536,701 54,114 0.31 536,701

Technical Report Summary of the material Tailings Storage

Facilities

Source: The RVN Group, 2022
Table 11.25:

Marievale Resource Estimates (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as at 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
7L4 Measured
- - - - - -
7L5 Measured
- - - - - -
7L6 Measured
- - - - - -
7L7 Measured
- - - - - -
Measured Mineral
Resources
- - - - - -
Indicated Mineral Resources
- - - - - -
Sub-total Measured and
Indicated Mineral Resources
- - - - - -
Inferred Mineral Resources
-

-

-

-

-

-

Total Mineral Resources
- - - - - -
Source: The RVN Group, 2022
Notes:
1.

Mineral Resources are not Mineral Reserves.
2.

Mineral Resources are reported exclusive of Mineral Reserves.
3.

Mineral Resources have been reported in accordance

with Subpart 1300 of Regulation S-K.
4.

Mineral Resources were

estimated using the USD1,823/oz,

ZAR15.60ZAR/USD and ZAR914,294ZAR/kg financial parameters

and recoveries
in Item 11.13.3.
5.

A troy ounce = 31.1034768g
6.

The quantities and grades have been rounded to two decimal

places;

therefore, minor computational errors may occur.
11.13.6

Mineral Resource Changes
There was

no change

in Mineral

Resource as no

drilling, mining,

or additional

deposition was

done on
Marievale Complex since the latest estimate.
11.13.7

Mineral Resource Risks and Uncertainty
The

QP’s

opinion

is

that

the

overall

grade

and

tonnage

estimates

are

reasonable

for

mine

planning
based

on

the

drill

hole

data

and

assay

statistics.

This

presents

a

low

risk

for

preliminary

feasibility

or
feasibility

mine

planning

work,

as

only

Mineral

Resources

with

the

highest

level

of

geoscientific
knowledge are included in an economic assessment.
The gold price fluctuations present the main risk to the declared

Mineral Resource.
Risks

of

grade

and

continuity

of

mineralization

were

mitigated

through

the

closely

spaced

drilling,
validation

procedures,

metallurgical

testing,

advanced

statistical

analyses

and

the

use

of

robust
geological modelling techniques.
The QP classified the overall Mineral Resource risk as low to medium. In the opinion of the QP, no further technical work is required as the drilling program provided

enough data to define continuity.

Technical Report Summary of the material Tailings Storage

Facilities

11.14

Grootvlei Complex
11.14.1

Exploratory Data Analysis
Analysis

of

data

from

different

campaigns

was

completed

to

check

compatibility.

Tools used

for

this
were

box

plots,

histograms,

PP

and

QQ

plots,

and

ANOVA

table.

Datasets

from

different

campaigns
were then combined.
Based on

the high-grade

cap investigations,

high-grade caps

were selected

and applied

to the

raw
dataset. A little/insignificant reduction in the available

metal was noted.
●
6L16: gold grades were capped at 0.70g/t;
●
6L17: gold grades were capped at 0.69g/t;

and
●
6L17A: gold grades were capped at 0.65g/t.
Capping

was only

applied to

raw data

and its

impact on

the mean

was immaterial

for the

6L17 and
6L17A TSFs. One

sample with 16.10g/t

skewed the results

for the 6L16

TSF. Additional infill

drilling is

required
on 6L16

TSF to

further

test

the

robustness

of

the

high

grade

intersects,

which,

if

confirmed

by

the

infill
drilling, may support a less aggressive capping strategy.
Figure 11.54

to Figure

11.49 presents the

basic statistics data

for 6L16,

6L17 and

6L17A. Data

was analyzed
as raw, capped and composites. There was

no material changed between the data sets. The

data sets
show positively skewed distribution.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.49:

6L16: Distribution of Raw Capped Gold Data
Source: The RVN Group, 2022
Figure 11.50:

6L16: Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.51:

6L17: Distribution of Raw Capped Gold Data
Source: The RVN Group, 2022
Figure 11.52:

6L17: Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.53:

6L17A: Distribution of Raw Capped Gold Data
Source: The RVN Group, 2022
Figure 11.54:

6L17A: Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.14.2

Modelling and Estimation Parameters
The parent

block size for

the TSF

was largely based

on the

average drill spacing

and sample compositing
interval.

The

height

of

the

original

dump

benches

is

approximately

5m

to

6m.

The

parent

block

sizes
selected to estimate the deposit approximates the drill hole spacing for the 6L17 and 6L17 TSFs, half the drill hole spacing

for 6L16

TSFs and

maps the

bench height. Sub-blocking

was allowed for

a good volume
definition.
The sample search parameters are supplied in Table

11.26.
Table 11.26:

Search Parameters: Inverse Distance Estimation

Method
Domain Estimation Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
X
(m)
Y
(m)
Z
(m)
Grootvlei
1 400 400 10 5 20
2 800 800 20 5 20
3 1,200 1,200 30 5 20
Source: The RVN Group, 2022
11.14.3

Technical and Economic Factors
The Mineral

Resource Estimates

for the 6L16,

6L17 and

6L17A TSFs

were declared

considering the

initial
assessment completed.

The Grootvlei

TSFs are

not included

in the

LoM plan.

The cut-off

grade details
are presented in Table 11.2.
11.14.3.1

Site Infrastructure
Roads:
Access

to

the

Grootvlei

Complex

is

via

the

N17

highway

and

a

network

of

well-maintained
paved road system. The operation is accessed via

gravel roads.
Power:
Power requirements

are primarily

for the operation

of pumps

and site

offices. Power

is sourced
from the national supplier, Eskom. There is a power

supply near the TSFs.
Site

Offices

and

Workshop:

Site

offices

are

typically

established

by

mining

contractors

as

part

of

the
mining contract.

Workshops for

the maintenanc

e

of roads,

pumps and

pipelines

is based

at the

Ergo
processing plant and no additional infrastructure is required.
The Grootvlei

Complex is

situated in

the City

of Ekurhuleni,

so other

specialized services could

be sourced
from the private workshops.
Pumps

and

Pipelines:

Before

mining

can

start,

the

pump

station

and

pipeline

to

the

Ergo

processing
plant in Brakpan will be required to be completed. As other TSFs in the same vicinity are in the LoM plan with a detailed pipeline plan, it is the QP’s view

that a shorter (less than 5km) pipeline will be required to
connect the Grootvlei TSFs to the other planned pipeline network (for

Daggafontein TSF in the LoM plan
done at PFS level).
Tailings

Deposition

Site:

Ergo

has

sufficient

tailings

deposition

capacity

at

their

Brakpan/Withok

TSF

to
accommodate all

material from

Grootvlei Complex

,

in addition

to the

tons in

the LoM

plan provided
regulatory approval

for the

Brakpan/Withok TSF

final design

is obtained.

See Item

15.7 and

Item 19.3.2
for more information on the deposition plans.

Technical Report Summary of the material Tailings Storage

Facilities

11.14.3.2

Mine Design and Planning
Mine design

and planning will

be similar to

the one

in Item

13.1.1. A

production rate of

600ktpm (200ktpm
per TSF) is assumed due to the pipeline capacity as the TSFs could be mined together with others in the
same vicinity.
11.14.3.3

Processing Plant
The Grootvlei Complex material could be processed at

the Ergo processing plant (see Item 10.5.).
11.14.3.4

Environmental Compliance and Permitting
Ergo’s Prospecting Rights covering the Grootvlei Complex

are presented in Item 3.3.
Ergo complies with all environmental and

social responsibilities as required by the

MPRDA, as amended.
No known environmental

issues were identified during

the site visit and

documentation review. There

is
an EMP approved

by the DMRE.

There are no

exclusions of material

or area due

to Environmental,

Social
and Governance considerations.
As discussed in Item 3.6, there is a competing ownership

claim over the Grootvlei Complex.
11.14.3.5

Initial Assessment Results
The QP’s opinion is that

there is a reasonable prospect

for economic extraction based on

the total mix
of technical and economic factors discussed.
11.14.4

Mineral Resource Classification Criteria
A

list

of

the

criteria

used

to

classify

the

Mineral

Resources,

in

addition

to

the

statistical

parameters,

is
given

in

Table

11.27.

Applying

these

confidence

levels,

Mineral

Resource

classification

codes

were
assigned

to

the

block

model.

A

low

confidence

in

one

of

the

listed

items

will

mean

classification

is
downgraded to Inferred, a moderate confidence in at least one item will mean a property is Indicated while all highs mean the property is in the Measured Mineral

Resource category.

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.27:

Confidence Levels for Key Criteria for Mineral Resource

Classification
Items Discussion Confidence
Drilling Techniques Auger and RC drilling technique to international standards High
Logging Detailed logging throughout High
Drill Sample Recovery
The sample recovery was considered satisfactory and was
acceptable for Mineral Resource estimation
High
Sub-sampling
Techniques and
Sample Preparation
Material has previously been processed and quartering was applied High
Quality of Assay Data
Available data is of robust quality however there is a relatively high variability in the lowest grade assays
High
Verification of
Sampling and
Assaying
Full QC program implemented during exploration High
Location of Sampling
Points
Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Data points were well spread, though widely spaced. Approximately
100m-by-100m spacing was followed for 6L17 and 6L17A TSFs. 6L16 TSF has an average drill hole spacing of 200m-by-200m
High (6L17
and 6L17A)
Moderate for
6L16
Database Integrity Errors identified and rectified High
Geological
Interpretation
Geometry is known accurately High
Bulk Density A mean density of 1.42t/m
3

was considered reasonable
High
Mineralization Type Mineralization is well known from processing High
Estimation and
Modelling
Techniques
NN and Inverse Distance High
Source: The RVN Group, 2022
The drill

hole

spacing

was

approximately

100-by-100m

on the

6L17

and

6L17A

TSFs. With

this

grid,

the
grade,

floor

elevation

and

TSF

geometry

were

estimated

with

sufficient

confidence

to

allow

the
application

of

modifying

factors

in

sufficient

detail

to

support

mine

planning

and

evaluation

of

the
economic viability of the

TSFs. The 6L17 and

6L17A TSFs were

classified in the Measured

Mineral Resource
category. The 6L16

TSF was declared

as Indicated Mineral

Resource, as the

drill space is

too wide (200m-
by-200m).
The

data

or

supporting

information

is

derived

from

adequately

detailed

and

reliable

exploration,
sampling

and testing

and is

sufficient to

assume

geological

and grade

or quality

continuity between
the points of observation.
11.14.5

Mineral Resource Statement
The Mineral

Resource Estimates for

the Grootvlei

Complex is

presented in

Table 11.28.

No Mineral

Reserve
was declared on the Grootvlei TSFs, so exclusive and

inclusive are equal.

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.28:

Grootvlei Complex Mineral Resource Estimates (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
6L17 Measured 49,320 0.26 412,275 49,320 0.26 412,275
6L17A Measured 16,716 0.26 140,807 16,716 0.26 140,807
Sub-total Measured
Mineral Resources
66,036 0.26 553,082 66,036 0.26 553,082
6L16 Indicated 41,619 0.26 347,901 41,619 0.26 347,901
Sub-total Indicated
Mineral Resources
41,619 0.26 347,901 41,619 0.26 347,901
Sub-total Measured and
Indicated Mineral
Resources
107,655 0.26 900,984 107,655 0.26 900,984
Inferred Mineral
Resources
- - - - - -
Total Mineral Resource 107,655 0.26 900,984 107,655 0.26 900,984
Source: The RVN Group, 2022
11.14.6

Mineral Resource Changes
There was no

change in Mineral Resource

as no additional drilling,

mining,

additional deposition or

study
was done on the Grootvlei Complex.
11.14.7

Mineral Resource Risks and Uncertainty
The renewal

of the Prospecting

Right for the

Grootvlei Complex

is a risk.

The application

to renew

was
launched in 2019 and Ergo is awaiting the granting of the Prospecting Permit from the DMRE. This report has considered section 18(5) of the MPRDA, as ame

nded:
“
A prospecting

right in respect

of which an

application for

renewal has

been lodged

shall despite

its
expiry date remain in force until such time as such application has been granted or refused.
”
There is an ownership claim as detailed in Item 3.6.
The QP classified the overall Mineral Resource

risk as high.

In the opinion of the QP, no further technical
work is required as the drilling program provided sufficient data to define continuity.
11.15

5A10/5L27 Sand Dumps
11.15.1

Exploratory Data Analysis
Exploratory data

analysis was

performed on

gold grades.

No capping

was applied

as data

shows no
extreme values.

Samples

were composited

to 6m

interval.

The mean

did not

change

materially

after
compositing into 6m interval.
Figure 11.55 and Figure 11.56 present the basic statistical data for the 5A10/5L27 sand dumps.

Data was
analysed as raw, capped and composites. There

was no material changed between the

data sets. The
data sets show positively skewed distribution.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.55:

5A10/5l27:

Distribution of Raw Gold Data
Source: The RVN Group, 2022
Figure 11.56:

5A10/5l27:

Distribution of Composited Gold Data
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

11.15.2

Modelling and Estimation Parameters
The parent

block size

for the

sand dumps

was largely

based on

the average

drill spacing

and sample
compositing

interval.

The

height

of

the

original

sand

dump

benches

is

approximately

5m

to

6m.

The
parent block

sizes selected

to estimate

the deposit

approximates the

drill hole

spacing and

maps the
bench height. Sub-blocking was allowed for a good

volume definition.
The sample search parameters are supplied in
Table

11.29
.
Table

11.29:

Search Parameters: Inverse Distance Estimation Method
Domain Estimation Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
X
(m)
Y
(m)
Z
(m)
5A10/5l27
100 100 50 4 10 100
200 200 100 4 10 200
300 200 200 4 10 300
Source: The RVN Group, 2022
11.15.3

Technical and Economic Factors
The QP

declared the

Mineral Resource

estimate for

the 5A10/5L27

sand dumps

considering technical
and economic studies in Item 13 to Item 19.
11.15.4

Mineral Resource Classification Criteria
A list of the

criteria used to classify the

Mineral Resources in addition to

the statistical parameters is given
in

Table

11.30.

Applying

these

confidence

levels,

the

Mineral

Resource

classification

codes

were
assigned to the block model.

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.30:

Confidence Levels for Key Criteria for Mineral Resource

Classification
Items Discussion Confidence
Drilling Techniques Auger and drilling technique to international standards High
Logging Detailed logging throughout High
Drill Sample Recovery
The sample recovery was considered satisfactory and was
acceptable for Mineral Resource estimation
High
Sub-sampling Techniques
and Sample Preparation
Material has previously been processed and quartering was
applied
High
Quality of Assay Data
Available data is of robust quality however there is a relatively high variability in the lowest grade assays
High
Verification of Sampling
and Assaying
Full QC program implemented during exploration High
Location of Sampling Points Survey of all collars and TSFs surfaces High
Data Density and
Distribution
Data points were well spread, though widely spaced.
Approximately 50m-by-100m spacing was followed. Where drill
holes did not intersect the base, holes were completed on the edge
High
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately High
Bulk Density A mean density of 1.42t/m
3

was considered reasonable
High
Mineralization Type Mineralization is well known from processing High
Estimation and Modelling
Techniques
NN and Inverse Distance High
Source: The RVN Group, 2022
The drill hole spacing enabled the QP to define gold grades, floor elevation and sand dump geometry.
This

provide

the

QP

conclusive

confidence

to

allow

the

application

of

modifying

factors

in

sufficient
detail to support mine planning

and evaluation of the economic

viability of the sand

dumps. The sand
dumps were

classified

as

Measured

Mineral

Resources.

The data

or

supporting

information

is derived
from the adequately detailed and reliable exploration, sampling and testing and is sufficient to assume geological

and

grade

or

quality

continuity

between

points

of

observation.

The

resource

model

and
production

data

reconciled

well

with

less

than

a

1%

grade

difference.

This

was

also

considered

in
classifying the 5A10/5L27 sand dumps as Measured Mineral

Resources.

Technical Report Summary of the material Tailings Storage

Facilities

11.15.5

Mineral Resource Statement
The Mineral

Resource

estimates

for

the

5A10/5L27

sand

dumps

are

presented

in

Table

11.28

to

Table
11.32.
Table 11.31:

5A10/5L27 Mineral Resource Estimates (Inclusive)
TSF
Mineral
Resource
Category
Mineral Resources as 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
5L27 (East) Measured 5,965 0.48 92,054 3,979 0.49 60,467
5L27 (North) Measured 4,288 0.28 38,601 4,288 0.28 38,601
5A10 Measured 2,117 0.61 41,519 1,595 0.61 31,285
Sub-total Measured Mineral
Resources
12,370 0.43 172,174 9,862 0.42 128,075
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
12,370 0.43 172,174 9,862 0.42 128,075
Inferred Mineral Resources - - - - - -
Total Mineral Resource 12,370 0.43 172,174 9,862 0.42 128,075
Source: The RVN Group, 2022
Table 11.32:

5A10/5L27 Mineral Resource Estimates (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
5L27 Measured - - - - - -
5A10 Measured - - - - - -
Sub-total Measured Mineral
Resources
- - - - - -
Indicated Mineral
Resources
- - - - - -
Sub-total Measured and
Indicated Mineral
Resources
- - - - - -
Inferred Mineral Resources - - - - - -
Total Mineral Resource - - - - - -
Source: The RVN Group, 2022
11.15.6

Mineral Resource Changes
Mining took place on the

5A10 sand dump reclaiming

808kt at 0.61g/t Au in the

last financial year. The
mined and modelled tonnage and grades reconciled

well.

Technical Report Summary of the material Tailings Storage

Facilities

11.15.7

Mineral Resource Risks and Uncertainty
The

QP’s

opinion

is

that

the

overall

grade

and

tonnage

estimates

are

reasonable

for

mine

planning
based on the borehole

data and assay statistics.

Production data reconciled well with

the block model.
The

gold

price

fluctuations

and

lower

grades

of

sand

material

present

the

main

risk

to

the

declared
Mineral Resource.
The QP classified the overall Mineral Resource risk as low to medium. In the opinion of the QP, no further technical work is required as the drilling program provided

enough data to define continuity.
11.16

Daggafontein TSF
11.16.1

Exploratory Data Analysis
The QP tested if there

was a material difference

in the gold grades from

the various drilling campaigns
to ascertain if the datasets

from the different campaigns

were compatible. Figure 11.57

shows the box
plots

of

the

different

campaigns.

The

difference

was

considered

minor

by

the

QP.

The

2017

drilling
campaign reported

slightly higher

grades. This

campaign,

however only

comprised two

drill holes

(on
either side of the TSF
–

east and west). Analysis of variance and a Tukey (Honest Significant Differences)
HSD plot showed

that there is

a difference in

sample means

between 2017

and the other

campaigns.
The QP

investigated the

differences and

concluded that

the difference

is due

to the

amount of

data
per campaign and spatial distribution

of the data point.

Accordingly, the QP concluded that

data from
the campaigns could be combined.
Figure 11.57:

Boxplots for the Different Drilling Campaigns
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

The

drill

hole

individual

sample

gold

grades

are

positively

skewed.

The

mean

of

the

gold

grades

is
0.24g/t.
Based

on

the

statistical

investigation,

cutting

or

capping

of

the

extreme

values

was

not

considered
(Figure 11.58). Lower

extreme grades were

noted and visualized in

3D space. They

were considered part
of the population.
Figure 11.58:

Log Probability Plot
Source: The RVN Group, 2022
A study on domaining

was conducted. This was

done through analysis

of zones based on

TSF material,
color and

spatial grade analysis.

The TSF

was not

domained laterally or

vertically, however, the

QP noted
the vertical stratification. This stratification aided in

defining the search volume in the vertical direction.
No capping was applied.
11.16.2

Modelling and Estimation Parameters
The parent

block size for

the TSF

was largely based

on the

average drill spacing

and sample compositing
interval.

Technical Report Summary of the material Tailings Storage

Facilities

The sample search parameters are supplied in Table

11.33.
Table 11.33:

Search Parameters
Domain Estimation Pass
Search Distance
Minimum
Number of
Composites
Maximum
Number of
Composites
Maximum
Number of
Samples Per
Drill Hole
X
(m)
Y
(m)
Z
(m)
Slime
1 500 500 6 5 20 4
2 1,000 1,000 12 5 20 4
3 1,500 1,500 18 5 20 4
Source: The RVN Group, 2022
11.16.3

Technical and Economic Factors
The QP

declared the

Mineral Resource

estimates for

the Daggafontein

TSF considering

technical and
economic studies in Item 13 to Item 19.
The Daggafontein

TSF's average

gold grade

is 0.24g/t,

which is

above the

cut-off grade

presented

in
Table 11.2.

Selective mining

of the

TSF is

not practiced

by Ergo,

therefore a

cut-off is

not a

block level
but it is for the entire TSF. If a TSF mean grade is above cut

-off, it is considered for the Mineral Resource.
The QP’s opinion is that

there is a reasonable prospect

for economic extraction based on

the total mix
of technical and economic

factors discussed.
11.16.4

Mineral Resource Classification Criteria
A list of

the criteria used

to classify the

Mineral Resources is

given in Table

11.34 below. Applying

these
confidence levels, Mineral Resource classification codes

were assigned to the block model.
Table

11.34:

Confidence Levels for Key Criteria for Mineral Resource Classification
Items Discussion Confidence
Drilling Techniques RC drilling technique to international standards High
Logging Detailed logging throughout High
Sub-sampling Techniques and
Sample Preparation
Material has previously been processed and quartering
was applied
High
Quality of Assay Data
Available data is of robust quality however there is a
relatively high variability in the lowest grade assays
High
Verification of Sampling and Assaying Full QC program implemented during exploration High
Location of Sampling Points Survey of all collars and TSFs surfaces High
Data Density and Distribution Data points were well spread. No drilling under water
Moderate
(low for
underwater
material)
Database Integrity Errors identified and rectified High
Geological Interpretation Geometry is known accurately High
Bulk Density A mean density of 1.42t/m
3

was considered reasonable
High
Mineralization Type Mineralization is well known from processing High
Estimation and Modelling Techniques NN, Inverse Distance and Ordinary Kriging High
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Where drill hole spacing is less than 250m,

the material was classified as an Indicated

Mineral Resource
(Figure 11.59). An

Inferred Mineral Resource

was defined for

the area under

water where drilling

could
not be done and grades were estimated on the second

pass i.e., up to 1,000m drilling space.
Figure 11.59:

Mineral Resource Classification
Source: The RVN Group, 2022
11.16.5

Mineral Resource Statement
The Mineral Resource is stated in Table 11.35 and

Table 11.36.
Table 11.35:

Daggafontein TSF Mineral Resource Estimate (Inclusive)
TSF
Mineral
Resource
Category
Mineral Resources as 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
Measured Mineral Resources - - - - - -
Indicated Mineral Resources 192,793 0.24 1,487,625 192,793 0.24 1,487,625
Sub-total Measured and
Indicated Mineral Resources
192,793 0.24 1,487,625 192,793 0.24 1,487,625
Inferred Mineral Resources 21,318 0.24 164,494 21,318 0.24 164,494
Total Mineral Resources 214,111 0.24 1,652,119 214,111 0.24 1,652,119
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.36:

Daggafontein TSF Mineral Resource Estimate (Exclusive)
TSF
Mineral
Resource
Category
Mineral Resources as 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
Measured Mineral Resources - - - - - -
Indicated Mineral Resources - - - - - -
Sub-total Measured and
Indicated Mineral Resources
- - - - - -
Inferred Mineral Resources 21,318 0.24 164,494 21,318 0.24 164,494
Total Mineral Resources 21,318 0.24 164,494 21,318 0.24 164,494
Source: The RVN Group, 2022
11.16.6

Mineral Resource Changes
There was

no change

in the

Mineral Resource

from June

2021 to

June 2022

as no additional

drilling or
studies were completed on the Daggafontein TSF.
11.16.7

Mineral Resource Risks and Uncertainty
The

QP’s

opinion

is

that

the

overall

grade

and

tonnage

estimates

are

reasonable

for

mine

planning
based on the drill hole data

and assay statistics. The Inferred

portion of the Mineral Resource could

not
be

sufficiently

drilled

as

this

portion

of

the

TSF

remains

saturated

and

its

estimation

was

based

on
extrapolation.

This presents

a low

risk

for preliminary

feasibility

or feasibility

mine

planning

work, as

no
Inferred Resource was included in an economic assessment.
The gold price fluctuations and lower grades present

the main risk to the declared Mineral Resource.
Risks

of

grade

and

continuity

of

mineralization

were

mitigated

through

infill

drilling,

validation
procedures,

metallurgical

testing,

advanced

statistical

analyses

and

the

use

of

robust

geological
modelling techniques.
The QP classified the overall Mineral Resource risk as low to medium. In the opinion of the QP, no further technical work is

required as the

drilling program provided sufficient

data to define

continuity. No drilling
in the waterlogged area is recommended.

Technical Report Summary of the material Tailings Storage

Facilities

11.17

Summary Mineral Resource Estimates
Table 11.37

presents the

summary of the

Mineral Resource

estimates (inclusive)

for the 18

TSFs and

the
one sand

dump. The

Mineral Resource

estimates are

reported as

inclusive of

the Mineral

Reserve and
the reference point is in situ.
Table 11.37:

Inclusive Mineral Resources of the 19 Material Properties

as at 30 June 2022
Complex TSF/Sand Dump Category
Mineral Resources as at 30 June
2021 (Inclusive)
Mineral Resources as at 30 June
2022 (Inclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
City Deep
4L3 Measured 13,134 0.32 135,126 13,134 0.32 135,126
4L4 Measured 4,738 0.32 48,746 4,738 0.32 48,746
4L6 Measured 2,410 0.31 24,020 2,410 0.31 24,020
Knights
4L14 Measured 6,638 0.29 61,891 6,638 0.29 60,824
4L50 Measured 6,756 0.26 56,475 3,418 0.26 27,216
Ergo
7L15 Measured 17,646 0.26 147,506 17,646 0.26 147,506
Rooikraal Measured 56,763 0.26 474,493 56,763 0.26 474,493
Marievale
7L4 Measured 17,590 0.34 192,281 17,590 0.34 192,281
7L5 Measured 6,980 0.29 65,080 6,980 0.29 65,080
7L6 Measured 12,760 0.26 106,663 12,760 0.26 106,663
7L7 Measured 16,784 0.32 172,678 16,784 0.32 172,678
Grootvlei
6L17 Measured 49,320 0.26 412,275 49,320 0.26 412,275
6L17A Measured 16,716 0.26 140,807 16,716 0.26 139,732
5A10/5L27 5A10/5L27 Measured 11,985 0.43 164,623 9,862 0.42 128,075
Sub-total Measured Mineral Resources 240,220 0.29 2,202,664 234,759 0.28 2,134,715
Grootvlei 6L16 Indicated 41,619 0.26 347,901 41,619 0.26 347,901
Daggafontein Daggafontein Indicated 192,793 0.24 1,487,625 192,793 0.24 1,487,625
Crown
Mooifontein
(3L7)
Indicated 67,559 0.23 499,577 67,559 0.23 499,577
GMTS (3L8) Indicated 107,450 0.25 863,649 107,450 0.25 863,649
Diepkloof (3L5) Indicated 97,988 0.23 724,589 97,988 0.23 724,589
Sub-total Indicated Mineral Resources 507,409 0.24 3,923,341 507,409 0.24 3,923,341
Sub-total Measured and Indicated Mineral
Resources
747,629 0.25 6,126,005 742,168 0.25 6,058,056
Daggafontein Daggafontein Inferred 21,318 0.24 164,494 21,318 0.24 164,494
Sub-total Inferred Mineral Resources 21,318 0.24 164,494 21,318 0.24 164,494
Total Material Mineral Resources 768,947 0.25 6,290,499 763,486 0.25 6,222,550
Source: The RVN Group, 2022
Notes:
i.

Mineral Resources are not Mineral Reserves.
ii.

Mineral Resources are reported inclusive of Mineral Reserves.
iii.

Mineral Resources have been reported in accordance with

Subpart 1300 of Regulation S-K
iv.

Mineral Resources

were estimated

using the

USD1,823/oz, ZAR15.60/USD,

ZAR914,294/kg financial

parameters and

recoveries
in Table 11.2
v.

A troy ounce = 31.1034768g
vi.

Quantities and grades were rounded to reflect the accuracy

of the estimates; and if any apparent errors are insignificant

Technical Report Summary of the material Tailings Storage

Facilities

Table 11.38 presents exclusive Mineral Resource estimates

for the material properties.
Table 11.38:

Exclusive Mineral Resources of the 19 Material Properties

as at 30 June 2022
Complex
TSF/Sand
Dump
Category
Mineral Resources as at 30 June
2021 (Exclusive)
Mineral Resources as at 30 June
2022 (Exclusive)
Tons
(kt)
Au
(g/t)
Content
(oz)
Tons
(kt)
Au
(g/t)
Content
(oz)
City Deep
4L3 Measured - - - - - -
4L4 Measured - - - - - -
4L6 Measured - - - - - -
Knights
4L14 Measured - - - - - -
4L50 Measured - - - - - -
Ergo
7L15 Measured - - - - - -
Rooikraal Measured - - - - - -
Marievale
7L4 Measured - - - - - -
7L5 Measured - - - - - -
7L6 Measured - - - - - -
7L7 Measured - - - - - -
Grootvlei
6L17 Measured - - - 49,320 0.26 412,275
6L17A Measured - - - 16,716 0.26 140,807
5A10/5L27 5A10/5L27 Measured - - - - - -
Sub-total Measured Mineral Resources - - - 66,036 0.26 553,082
Grootvlei 6L16 Indicated 41,619 0.26 347,901 41,619 0.26 347,901
Daggafontein Daggafontein Indicated 192,793 0.24 1,487,625 - - -
Crown
Mooifontein
(3L7)
Indicated 67,559 0.23 499,577 67,559 0.23 499,577
GMTS (3L8) Indicated 107,450 0.25 863,649 107,450 0.25 863,649
Diepkloof
(3L5)
Indicated 97,988 0.23 724,589 97,988 0.23 724,589
Sub-total Indicated Mineral Resources 507,409 0.24 3,923,342 314,616 0.24 2,435,716
Sub-total Measured and Indicated Mineral
Resources
507,409 0.24 3,923,342 380,652 0.24 2,988,798
Daggafontein Daggafontein Inferred 21,318 0.24 164,494 21,318 0.24 164,494
Total Inferred Mineral Resources 21,318 0.24 164,494 21,318 0.24 164,494
Total Material Mineral Resource 528,727 0.24 4,087,835 401,970 0.24 3,153,292
Source: The RVN Group, 2022
Notes:
i.

Mineral Resources are not Mineral Reserves.
ii.

Mineral Resources are reported exclusive of Mineral Reserves.
iii.

Mineral Resources have been reported in accordance with

Subpart 1300 of Regulation S-K
iv.

Mineral Resources

were estimated

using the

USD1,823/oz, ZAR15.60/USD,

ZAR914,294/kg financial

parameters and

recoveries
in Table 11.2
v.

A troy ounce = 31.1034768g
vi.

Quantities and grades were rounded to reflect the accuracy

of the estimates; and if any apparent errors are insignificant

Technical Report Summary of the material Tailings Storage

Facilities

The total

Mineral

Resource

Estimates

for Ergo

are

presented

in

Table

11.39 and

Table

11.40. The

total
Mineral Resource consisted of 19 material properties

and 79 small TSFs and clean-up sites. The changes
in

Mineral

Resource

from

June

2021

to

June

2022

are

due

to

depletion

of

20.48Mt

at
0.33g/t Au and minor survey adjustments of 2.94Mt at 0.20g/t

Au as presented on Figure 11.60.
Table 11.39:

Ergo Inclusive Mineral Resources Statement as at 30 June

2022
Mineral Resources
Classification
Mineral Resources as at 30 June 2021
(Inclusive)
Mineral Resources as at 30 June 2022
(Inclusive)
Tons
(Mt)
Au
(g/t)
Content
(Moz)
Tons
(Mt)
Au
(g/t)
Content
(Moz)
Measured Mineral Resources 282.95 0.31 2.81 266.25 0.31 2.64
Indicated Mineral Resources 574.95 0.25 4.61 568.21 0.25 4.55
Sub-total Measured and
Indicated Mineral Resources
857.90 0.27 7.42 834.45 0.27 7.19
Inferred Mineral Resources 21.32 0.24 0.16 21.32 0.24 0.16
Total Mineral Resources 879.22 0.27 7.58 855.77 0.27 7.35
Source: The RVN Group, 2022
Table

11.40:

Ergo Exclusive Mineral Resources Statement as at 30 June 2022
Mineral Resources
Classification
Mineral Resources as at 30 June 2021
(Exclusive)
Mineral Resources as at 30 June 2022
(Exclusive)
Tons
(Mt)
Au
(g/t)
Content
(Moz)
Tons
(Mt)
Au
(g/t)
Content
(Moz)
Measured Mineral Resources - - - 66.04 0.26 0.55
Indicated Mineral Resources 574.95 0.25 4.61 375.41 0.25 3.02
Sub-total Measured and
Indicated Mineral Resources
574.95 0.25 4.61 441.45 0.25 3.57
Inferred Mineral Resources 21.32 0.24 0.16 21.32 0.24 0.16
Total Mineral Resources 596.27 0.25 4.77 462.77 0.25 3.77
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 11.60:

Mineral Resource Reconciliation (Inclusive)
Source: The RVN Group, 2022
11.18

QP’s Opinion
In the QP’s opinion, all relevant technical and

economic factors that may likely affect the

prospects

of
economic

extraction,

were

adequately

considered

for

the

Mineral

Resources

reported.

The

QP
recommended no further work.

Technical Report Summary of the material Tailings Storage

Facilities

12

Mineral Reserve Estimates
This Item includes discussion and

comments on the conversion of

Mineral Resources to Mineral Reserves.
Specifically,

comments

are

provided

on

the

key

assumptions,

parameters

and

methods

(modifying
factors) used to estimate the 30 June 2022 Mineral Reserve.
Mineral Reserves

estimates are affected

by multiple

factors that change

over time. Fluctuations

in the
gold price, exchange rates, legislation in the operating country, other reporting jurisdictions and a wide range

of

operating

conditions

may

affect

the

Mineral

Reserve

estimates.

Estimates

of

the

Mineral
Reserves should be considered best estimates at the

time of reporting.
The level

of the

study conducted

to support

the declaration of

the 30

June 2022

Mineral Reserve is

based
on a

mine plan

and design

conducted to

a PFS level

of accuracy

(i.e., +/-25%)

with a

maximum level
of contingency

of 15%.

Ergo utilizes

Measured and

Indicated Mineral

Resources incorporated

into the
LoM plan. No Inferred Mineral Resources have been

used in the LoM plan.
12.1

Grade Control and Reconciliation
The

Ergo

LoM

plan

and

schedule

for

the

individual

TSFs

is

based

on

3-D

geological

models,

which
provides

grade,

density,

and

volume

for

each

individual

block.

The

planning

department

takes

this
information and establishes a grade for the

proposed mining cut, typically in the order

of 15m. The mine
plan accounts for each block, resulting in a tonnage and

grade estimate for the entire mining block or
mining cut. The mining cut is then sequenced and scheduled.
Ergo

conducts

grade

and

tonnage

reconciliations

on

a

quarterly

basis

with

no

material

difference
between the planned and actual grade and tonnages

observed.
Table 12.1:

Reconciliation of RoM Head Grade (Au)
Year
Plan RoM Head
Grade
(g/t)
Actual RoM Head
Grade
(g/t)
Head Grade
Difference
(g/t)
Percentage
Difference
(%)
2019/2020
0.358 0.354 -0.003 -1.13%
2020/2021
0.354 0.363 0.009 2.54%
2021/2022
0.347 0.366 0.018 5.19%
Source: The RVN Group, 2022
Table 12.2:

Reconciliation of RoM Tonnage
Year
Measured Survey
Tonnage
(kt)
Processing Plant
Tonnage
(kt)
Tonnage
Difference
(kt)
Percentage
Difference
(%)
2019/2020
20 265 20 086 -179
-0.9%
2020/2021
22 884 22 949 66
0.7%
2021/2022
22 810 21 553 -1 527
-6.7%
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

The above results (Table

12.1 and Table 12.2)

indicate no material difference between

the planned and
actual grade and planned

and actual tonnages for years

2019/20 and 2020/21. However,

the 2021/22
reconciliation between planned and actual grade indicates a 5.2% increase in the gold grade (0.35g/t versus 0.37g/t). Further, the

reconciliation showed a

6.7% decrease in the

planned tonnage during

the
same period. The higher grade

is associated with mining some

mineralized material not in the

mine plan
nor in the

Mineral Reserve,

which was

mined at a

higher grade than

anticipated. The

decrease in

the
tonnage was due to power issues at Knights

section. Knights was negatively affected by load shedding
(scheduled and

unscheduled power

cuts). Ergo

is addressing

this issue

by introducing

back-up power
generators and installing a

power cable from

City Deeps to

supply Knights with

power from Eskom

rather
than City

Power. The

supply

of Eskom

power will

result in

advised power

reduction

rather than

power
cuts without any warning, which was the case with City

Power.
12.2

Cut-off Grade Estimation
The cut-off

grade, for

the purposes

of the

Mineral Reserve

definition, is

defined as

the grade

at which
the value

of the

contained metal

in a

unit quantity

is equivalent

to the

cost of

its production,

i.e., the
breakeven grade.
Cut-off Grade =
Total On-Mine Production Costs
(Metal Market Price
–

Off-Mine Costs) x Recovery
The gold price

and other operational inputs

are discussed in various

Items of this

Report; plant recoveries
are reviewed in Item

14,

Item 16 reports on

marketing and pricing, and operating costs

are commented
on in Item 18. The cut-off grade and

Mineral Reserve grades for the source

areas are provided in Table
12.3.

Note

that

due

to

the

nature

of

mining

TSFs,

the

cut-off

grade

is

not

based

on

a

block

value

or
individual sections of the

TSF but based on

the total TSF (i.e.,

if the entire TSF

grade is above the

cut-off
grade, the TSF will be mined.
Table 12.3:

Cut-off Grade and Mineral Reserve Grades
Source Area
Plant Recovery
(%)
Cut-off Au Grade
(g/t)
Mineral Reserve Au Grade
(g/t)
Ergo 40,87 0.24 0.28
Source: The RVN Group, 2022
Notes:
1.

The cut-off grade

provided above is

based on the

June 2022 LoM

plan and used

to validate the

30 June 2022

Mineral Resource and
Mineral Reserve estimation.
2.

Gold price ZAR914,294/kg (Item 16).
3.

On-mine cost ZAR90.86/t (Item 18).
4.

Off-mine cost ZAR0.00/t.
The various

modifying factors i.e.,

mining, metallurgical, processing,

infrastructure, economic, marketing,
legal,

environmental,

and governmental factors are discussed in Item 13 to

Item 19

Technical Report Summary of the material Tailings Storage

Facilities

12.3

Estimation and Modelling Techniques
Ergo reports its Mineral

Resources and Mineral

Reserves in accordance

with the Regulation S-K

1300. In
no case has Measured Mineral Resources been downgraded

to a Probable Mineral Reserve category.
Other than geological modelling, no other modelling or estimation techniques are used in the selection
of Mineral Reserves. Selection for inclusion in the Mineral Reserves is based on the average grade of the
TSF being above the required cut-off grade.
The following comments are relevant in the conversion

of Mineral Resources to Mineral Reserves:
●
there is no mining dilution, as each of the TSFs is to be

mined and processed in their entirety;
●
no allowance has been made for mining losses; and
●
a LoM

plan has

been generated

,

reviewed and

tested for

economic viability

in a

discounted
cash

flow

(DCF)

model.

Cognizance

has

been

taken

of

the

geotechnical

considerations
regarding the

safety of

the operation

and long-term

stability of

the TSF

walls, and

the working
considerations are

based on operational

practices as

provided by Fraser

Alexander (Proprietary)
Limited, a tailings design, management and mining company.
12.4

Mineral Reserve Classification Criteria
The

Mineral

Reserve

classification

of

Proven

and

Probable

is

a

function

of

the

Mineral

Resource
classification

with

due

considerations

of

the

minimum

criteria

for

the
“
modifying

factors
”

as
considered in

the S-K1300.

In no

case has

Measured Mineral Resources

been downgraded to

a Probable
Mineral Reserve Category.
Due to

the length

of approval

times for

the renewal

of permits,

some of

the Mineral

Reserves may

be
based on

permits (approvals)

still in

the process

of being

renewed. At

this time,

there is

no indication
that

these renewals

will

not be

granted

and

therefore

have

been

used

in

the

LoM plan

and

Mineral
Reserve statement.
12.5

Mineral Reserves Statement
Mineral

Reserves

are

based

on

the

30

June

2022,

LoM

plan

and

schedule.

The

Ergo

Mineral

Reserve
statement as at 30 June 2022 is provided in Table 12.4 along with the previous Mineral Reserves as at 30
June 2021.
The QP confirms that the Mineral Reserve statement presented in Table 12.4 is disclosed in accordance
to the S-K1300 guidelines.

Technical Report Summary of the material Tailings Storage

Facilities

Table 12.4:

Ergo TSF Mineral Reserves Statement as at 30

June 2022
Mineral Reserve
Classification
Mineral Reserves as at 30 June 2021 Mineral Reserves as at 30 June 2022
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Tons
(Mt)
Au
(g/t)
Contents
(Moz)
Proven 29.36 0.295 0.28 200.21 0.33 2.09
Probable 253.59 0.311 2.53 192.79 0.24 1.49
Total Mineral Reserves 282.95 0.309 2.81 393.00 0.28 3.58
Source: The RVN Group, 2022
Notes:
1.

Tons and grades were rounded, and this may result

in minor adding discrepancies.
2.

The Mineral Reserve has been reported in accordance

with the classification criteria defined in the Regulation

S-K 1300.
3.

The Mineral Reserve is estimated using the USD1,823/oz, ZAR15.60/USD and ZAR914,294ZAR/kg financial parameters.
4.

No mining losses or dilution has been applied

in the conversion process nor has a mine call factor

been applied.
5.

Tonnage and grade RoM delivered to the processing

plant.
6.

The attributable Mineral Reserve is 100% of the total Mineral

Reserve.
The QP responsible

for the

reporting and

sign-off of

the Mineral

Reserve is

Professor Steven

Rupprecht.
Professor Rupprecht

is a Fellow

of the Southern

African Institute of

Mining and Metallurgy

(SAIMM) with
more than five years of experience relevant to the evaluation and reporting of TSF Mineral Reserves.
Table 12.5

depicts the

Mineral Reserve

reconciliation between

30 June

2021, and

30 June 2022.

Some
20.48Mt was

depleted through

mining operations;

66.04Mt was

removed from

the Mineral

Reserve by
the removal of the Grootvlei TSFs from the LoM plan;

2.94Mt was subtracted due to survey adjustments,
and a

further 192.79Mt

added to

the LoM

plan with

the inclusion

of the

Daggafontein TSF

and 6.72Mt
for

additional

TSFs

upgraded

from

Indicated

Mineral

Resources

to

the

Probable

Mineral

Reserve
category.

Based

on the

above,

a total

tonnage

of 110.06Mt

has

been

added,

resulting

in

a 30

June
2022 Mineral Reserve of 393.00Mt at a grade of 0.28g/t.
Table 12.5:

Mineral Reserve Reconciliation
Source
Tons
(Mt)
Au Grade
(g/t)
Content
(Moz)
Mineral Reserve as at 30 June 2021 282.95 0.31 2.81
Depletion through Mining Operations (20.48) 0.33 (0.22)
Survey Adjustment (2.94) 0,20 (0.01)
Inclusion of Daggafontein TSF in the LoM Plan 192.79 0.24 1.49
Exclusion of a Grootvlei TSF (66.04) 0.26 (0.55)
Inclusion of 4 TSFs in the LoM Plan 6.72 0.26 0.06
Mineral Reserve as at 30 June 2022 393.00 0.28 3.58
Source: The RVN Group, 2022
Note: Quantities and grades have been rounded to two

decimal places,

therefore minor computational errors may occur.
The

various

modifying

factors,

i.e.,

mining,

metallurgical,

processing,

infrastructure,

economic,
marketing, legal,

environmental,

and governmental

factors, will

be discussed

in the

following Items

of
this Report.

Technical Report Summary of the material Tailings Storage

Facilities

12.6
QP Statement on the Mineral Reserve Estimation
The Mineral Reserves declared are estimated from the

30 June 2022 LoM plan which was

developed for
the Ergo operations and is based on the Mineral Resource Estimates as at

30 June 2021, depleted to 30
June 2022 together with a

set of modifying factors based

on recent operational results,

and economic
inputs provided by

Ergo.

The assumptions applied

in determining the

modifying factors and

economic
inputs are reasonable and appropriate. The LoM plan is in sufficient detail to ensure achievability and is based

on

historical

achievements.

All

the

inputs

used

in

the

estimation

of

the

Mineral

Reserves

have
been thoroughly reviewed and can be considered

technically robust.
Apart from the Marievale Complex (a low to medium risk

due to ownership issues), the QP applies a low
risk

to the

Mineral

Reserves

but acknowledges

there

are

several

external

factors that

can

impact

on
Mineral Reserves, such as

infrastructural, marketing, financial,

environmental,

social and governmental
aspects.

Technical Report Summary of the material Tailings Storage

Facilities

13

Mining Methods
Ergo’s

business

is

the

retreatment

of

old

gold

bearing

sand

dumps

and

slimes

dams

(termed

TSFs)

to
recover gold. Consequently, Ergo has acquired an extensive inventory of gold bearing sand and slimes
TSFs spread across the Central

and East Rand goldfields produced from

the historical processing of gold
ores of

the Witwatersrand

Supergroup,

by the

gold

mines that

operated

across the

gold

fields. These
mines are now mostly

defunct and stretch from

the Crown, City

Deep and Knights processing

plants in
the Central Rand to the south of Johannesburg to the Grootvlei Mine in the East Rand over some 70km.
The result of

Ergo’s retreatment

is the creation

of a ‘new’

TSF, which

tailings are deposited

on a mega
TSF (Brakpan/Withok TSF)

designed to modern

standards. In

this way, Ergo

plays a dual

role in creating
value and cleaning up the environment.
Ergo consists of

the processing plant

and pipeline infrastructure,

the mining rights,

licenses and permits
to access

a large

number of

surface Mineral

Resources (old

tailings, slimes

and sand

dumps) and

the
active Brakpan/Withok TSF.
Table 13.1 indicates Ergo’s historical operation

results. The results show that

since 2017 Ergo has declined
from

nearly

25Mtpa

to

21.5Mtpa.

During

the

2020

and

2021

financial

years

(FYs),

production

was
adversely affected by

the Covid-19

pandemic and

in 2022 was

influenced by

power restrictions (load
shedding).

The 2022

tonnage profile

was also

lower due

to a

deliberate decision

by management

to
mine higher grade material as part of a clean-up operation which in turn sacrificed low grade volume.
Although operational tonnage was lower than planned, operational performances were boosted by a
higher

gold

price

received

for

FY2022

(ZAR894,409/kg),

FY2021

(ZAR917,996/kg)

and

FY2020
(ZAR768,675/kg) reporting robust

net cashflows. Ergo

has adjusted

the planned RoM

tonnage in the

2022
LoM plan targeting about 22Mtpa in the short to medium term

and 21.6Mtpa in the longer term.
Table 13.1:

Historical Ergo Operational Results
Year FY2022 FY2021 FY2020 FY2019 FY2018 FY2017
Tonnage (t) ('000) 21,111 22,952 20,228 23,162 24,281 24,958
Gold Produced (kg) 4,156 4,263 3,989 4,493 4,679 4,265
Yield (g/t) 0,188 0,186 0,197 0,194 0,193 0,171
Source: DRDGOLD, 2022
13.1

Mining Method
The current mining methods

applied by Ergo are

suitable for all TSFs (dumps)

(Figure 13.1). No selective
mining will occur with the entire TSF being

processed. No selective mining is the result

of four conditions
inherent in the DRDGOLD operation of reclaiming the dumps:
●
there is nowhere on the mining sites to dump the below cut-off grade material;
●
the mining method is not conducive to selective

mining;

and
●
the operation is a

rehabilitation exercise, and all mineralized

material must be removed

from the
site, and

it is,

therefore, economically beneficial

to process

all material, even

low-grade material.
●
Concurrent rehabilitation

takes place

which reduces

the environmental

impact as

well as

the
rehabilitation liabilities

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.1:

Typical Tailing Storage Facility
Source: DRDGOLD, 2022
13.1.1

Hydraulic Mining
The

use

of

water

plus

energy

to

mine

unconsolidated

material

has

a

long

history.

Documented

and
physical evidence indicates

widespread and sophisticated

use in the Californian

goldfields in the mid-
19th century. Thousands

of kilometers

of ditches and

flumes were constructed

to gravitate

water from
the mountains

to generate

sufficient

pressure

to “flush”

the

alluvial

gravel

beds into

sluices. In

recent
years,

however,

the

most

popular

techniques

have

been

based

on

hydraulic

mining

used

to

mine
unconsolidated

materials,

alluvial

deposits,

freshly

blasted

ores

and

for

the

recovery

(or

mining)

of
dewatered TSFs.
Hydraulic mining is

loosely defined as excavating

material from its

in situ state

using water. A stream

of
water is directed at the mining face to

mechanically breaking and/or softening the material so that the water flow

can carry

it away.

The application

or

effectiveness

of the

method is

a function

of various
factors

ranging

from

the

size,

velocity

and

pressure

of

the

water

stream

to

the

location,

hardness,
particle size and moisture content of the material to be mined.
Hydraulic

mining

is

typically

undertaken

using

100mm

or

150mm

monitor

guns

(Figure

13.2),

with
increased production achieved by

including additional units. Hydraulic

mining provides a high degree
of

flexibility

that

allows

simultaneous

mining

at

several

points

over

a

wide

range

of

production

rates.
Consequently, grade blending is readily achievable.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.2:

Example of Hydraulic Mining
Source: DRDGOLD, 2022
Hydraulic

mining

in

semi

or

near-saturated

conditions

is

possible

and

common

and

has

a

clear
advantage over load-and-haul operations.

Hydraulic mining does

not create,

but rather ameliorate the
airborne

dust

problem

often

associated

with

fine

TSFs

and

dry

mining

techniques.

A

typical

generic
hydraulic mining system is shown in Figure 13.3.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.3:

Hydraulic Mining Process Diagram
Source: J Engels,

No Date
Note: the pumps have been excluded for clarity
The planning of hydraulic mining considers several

factors:
●
the required production rate;
●
the life of the operation;
●
the type of material to be

mined (including hardness, density,

grading, specific gravity,

degree
of contamination (vegetation));
●
the site topography, shape and form of the TSF;
●
the slurry quality requirements;
●
the pumping distances;

and
●
water, power, equipment and labor availability.
Considering

the

abovementioned

aspects

allows

the

size

and

number

of

monitor

guns

to

be
determined. Essentially, most applications

require 1m
3

of water per dry ton

to be mined aiming for

50%
solids.

A

monitor

gun

can

be

fitted

with

different

diameter

nozzles

(100mm

or

150mm)

that

allow
production rates to be “fine-tuned”.

Technical Report Summary of the material Tailings Storage

Facilities

Before the

slurry enters

the pumping

facilities, it

is usually

necessary to

pass the

slurry through

a screen
or

series

of

screens

depending

upon

the

degree

of

contamination

and

oversize.

Satellite

pumps
transport

slime

into

a

thickener

or

header

tank

ahead

of

the

processing

plant

that

accommodates
surges in flow, grading or density.
Hydraulic

mining

provides

slurry

feedstock

to

the

mineral

processing

plant

continuously.

To

maintain
production,

high

pressure

water

must

be

ensured.

Slurry

densities

and

production

rates

will

not

be
achieved

if

the

water

pressure

is

not

maintained.

Critical

to

hydraulic

mining

is

consistent

high

slurry
densities. If densities

drop, less tonnage

is delivered to

the processing plant,

thus increasing the

mining
cost. Figure 13.4 demonstrates a cross-sectional view of mining a TSF.
Figure 13.4:

Typical Mining Method for a TSF
Source: DRDGOLD, 2018
13.1.2

Conventional Load, Haul and Slurry
A second mining method employed

by Ergo is the

use of front-end loaders

(FEL) to load slimes

and sand
(Figure 13.5). In

these cases, the

FELs load from

the bottom of

the dump and

transport the mineralized
material to a feed hopper which feeds a conveyor.

The conveyor transports (Figure 13.6 to Figure

13.8)
the mineralized

material to the

satellite pump

station where

it is

mixed with

water to form

a slurry

then
pumped to

the processing

plant. In

other cases,

the FELs

load directly

onto trucks

for transport

to the
processing plant.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.5:

Example of Loading with a FEL
Source: DRDGOLD, 2022
Figure 13.6:

Example of Loading with a FEL into a Hopper
Source: DRDGOLD, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.7:

Example of Material on Conveyor
Source: DRDGOLD, 2022
Figure 13.8:

Slurry Point for Loading
Source: DRDGOLD, 2022

Technical Report Summary of the material Tailings Storage

Facilities

13.2

Mining Sections
Ergo re-treats slimes and

sand dumps from three

sections,

as depicted in Figure

13.9, the West

Section,
Central

Section, and

the

East

Section.

Figure

13.10

provides

an

overview

of the

Ergo

operations

and
pipelines from the West Rand to East Rand.
In terms of the LoM plan and the Mineral Reserve statement, the following

TSFs are considered material
for Ergo:
●
4L3 (13.1Mt);
●
Rooikraal TSF (56.8Mt);
●
7L15 TSF (17.1Mt);
●
Marievale Complex (54.1Mt);

and
●
Daggafontein TSF (192.8Mt).
The following TSFs, excluding

the material TSFs listed

above, are reported on

an aggregate basis, as

they
are included in the LoM plan and cumulatively make

the Ergo operation economically viable.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.9:

Ergo Sections
Source: DRDGOLD, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.10:

Ergo Operations Overview
Source: DRDGOLD, 2022
Note: overview purposes only

Technical Report Summary of the material Tailings Storage

Facilities

13.2.1

West Rand
No Mineral Reserve was declared.
13.2.2

Central Rand Section – City Section
Mining areas located from

Soweto to City Deep

are planned to be

loaded and hauled to

the City
Deep Basin or alternatively 4L25. Slurry is

pumped from the City Deep Basin via a

600ktpm (500mm
NB pipe)

pipeline to

the Ergo

processing plant.

Operations from

the City

Section are

planned to
be completed in September 2027 and the Knights

Section will be completed in June 2024.
Table 13.2 and Table 13.4

depict the working places

in the Central Rand that

are included in the
LoM

plan

and

include

sites

that

are

being

mined

on

a

contract

basis

and

not

included

in

the
Mineral Reserve.
Table 13.2:

Central Rand (City Section)
Workplace
Tonnage
(kt)
Grade
AU
(g/t)
Recovery
(%)
Steady State
Mining Rate
(ktpm)
Commentary
3L1 Sand and 3A1 201 0.63 64.1 20 Mined in 2026
3L40 204 0.30 46.0 50 Mined in 2022 to 2023
4L42 300 0.30 46.0 75 Mined in 2022
3L43 150 0,45 52.7 50 Mined in 2022
4L2 252 0.30 46.0 100 Mined in 2022 to 2023
4L25 LG 1 518 0.31 46.1 150 Mined in 2022 to 2023
4L3 13,134 0.32 45.9 320 Mined in 2022 to 2026
4L4 4,738 0.31 47.8 140 Mined in 2023 to 2027
4L6 2,410 0.60 44.2 140 Mined in 2023 to 2024
3L30 Rob Deep Slime 216 0.60 73.3 40 Mined in 2022
3L30 Rob Deep Sand 15 1.00 62,5 20
Mined in 2022 to 2023
(Rehabilitation)
Valley Silts 3,760 0.60 64.9 80 Mined in 2022 to 2026
Genesis (3A11) 164 0.42 62.5 50 Contract-Mined in 2022
Cons Dump Cluster 794 0.63 51.4 65 Contract-Mined in 2026
Total 27,856
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Table 13.3:

Central Rand (Knights

Section)
Workplace
Tonnage
(kt)
Grade
Au
(g/t)
Recovery
(%)
Steady State
Mining Rate
(ktpm)
Commentary
4A18 - E

and S Sand
130 0.60 62.2 10 Mined in 2022
4A18 - 4A30 Sand 204 0.50 55.2 17 Mined in 2022
4A18 -4A19 Sand 216 0.60 62.2 18 Mined in 2022
4A18 - 4L13 Sand 46 0.60 62.3 10 Mined in 2022
4A18 - BGM Dumps
Sand
2,256 0.60 62.8 34 Contract - Mined in 2022
4A18 - Benoni Cluster
Sand
1,200 0.56 59.6 60 Mined in 2023 to 2024
Consolidated Dumps
via 5/L/27
645 0.38 41.0 80 Mined in 2024
4L18 -Ezekiel 130 0.40 43.5 20 Mined in 2022
4L18 - 4L19 Slime 292 0.65 65.2 40 Mined in 2022
4L18 - 4L8 Slime 120 0.48 52.9 15 Mined in 2022
4L18 - Primrose Slime 398 0.60 62.3 40 Mined in 2023 to 2024
Cedar and 50/50 350 0.36 37.7 40 Mined in 2023 to 2024
Cason Slime and
Lycast Clean-up
50 0.63 64.2 15 Mined in 2022
Cedar and 50/50 881 0.47 52.3 100 Mined in 2022
Total 6,919
Source: The RVN Group, 2022
13.2.3

East Rand Section
Table

13.4

indicates

the

TSF

planned

working

sites

located

in

the

East

Rand

-

Ergo

Section,
including sites that are being mined on a contract basis,

and not included in the Mineral Reserve.

Technical Report Summary of the material Tailings Storage

Facilities

Table 13.4:

East Rand Section (Ergo Section)
Workplace
Tonnage
(kt)
Grade
(g/t)
Recovery
(%)
Steady State
Mining Rate
(ktpm)
Commentary
4L14 6,638 0.28 48.1 270 Mined 2023 to 2025
4L30 3,512 0.33 48.0 270 Mined 2022 to 2024
4L39 9,008 0.42 54.3 360
Contract - Mined 2023 to
2025
4L40 2,281 0.27 44.4 300
Contract -Mined 2025 to
2026
Cons Dump Benoni 1,912 0.48 63.5 50
Contract - Mined 2024 to
2027
4L50 Elsburg 3,418 0.26 39.5 280 Plan Finish in 2023
4L49 Elsburg 290 0.26 41.3 290 Mined 2023
4L47 Elsburg 3,219 0,26 41.3 270 Site clean up
Benoni Slime 500 0.34 43.8 130 Mined 2023
5A10 975 0,61 65.0 70 Completed in 2022
5L27 3,829 0.40 64.9 140 Mining 2022 to 2026
5L27 Sand 4,288 0.28 60.0 140 Mining 2026 to 2028
5L27 Scoops Slime 1,155 0.60 67.9 100
Contract - Mined 2022 to
2023
5L27 Pipeline 1,002 0.60 62.8 90 Mined to 2024 to 2025
5L29 van Dyk 2,355 0.26 42.3 220 Mined to 2023
6L13 2,874 0.60 58.3 240 Mined 2028 to 2029
6L14 6,980 0.32 50.0 291 Mined 2027 to 2029
7L15 17,646 0.26 42.9 600 Mined 2027 to 2033
Rooikraal 56,763 0.26 34.2 380 Mined 2023 to 2034
Marievale 7L4 17,590 0.34 46.0 750 Mined 2025 to 2027
Marievale 7L5 6,980 0.29 47.4 750 Mined 2027 to 2029
Marievale 7L6 12,760 0.26 41.3 350 Mined 2029 to 2031
Marievale 7L7 16,784 0.32 40.9 550 Mined 2028 to 2031
Daggafontein 192,800 0.24 35.0 1,800 Mined 2031 to 2041
Total 375,559
Source: The RVN Group, 2022
13.3

Mine Design and Schedule
The technical work/studies conducted by Ergo to support the conversion of Mineral Resources to

Mineral

Reserves

and

to

generate

the

on-going

LoM

plan

are

at

least

to

a

PFS

level

of
accuracy (i.e., +/-25%). The LoM schedule mines

approximately 21Mtpa from several TSF sites.
Table 13.5 provides

the modifying

factors used

to convert

the Mineral

Resources to

a Mineral
Reserve used in

the 19-year LoM

plan.

Due to the

nature of mining

tailings and slimes

TSFs, no
mining

loss

or

dilution

is

applied

in

the

conversion

process.

Recovery

factors

are

based

on
actual plant performances, which are reconciled

annually.

Technical Report Summary of the material Tailings Storage

Facilities

Table 13.5:

Summary of Modifying Factors for LoM Plan
Source Area/Plant
MCF
(%)
LoM Recovery
(%)
Mining Loss
(%)
Dilution
(%)
Total Ergo Operation 100 40.9 0 0
Source: The RVN Group, 2022
Note: Tailing recoveries vary on a TSF-by-TSF basis
Table 13.6 provides the

30 June 2022 19-year LoM

tonnage and recovered gold schedule

used
to support the declaration of the Mineral Reserve. The LoM plan has a cut-off grade of 0.24g/t
Au, which is below the planned LoM head grade of 0.28g/t Au. The working cost of ZAR90.86/t is based on the

LoM plan.

The current LoM plan

is very robust. However,

it remains sensitive

to
RoM grade, gold price, exchange rate, recovery and

operating costs.

Technical Report Summary of the material Tailings Storage

Facilities

Table 13.6:

Ergo Forecast Production from July 2021 to June

2034
Years
1 2 3 4 5 6 7
2022 to 2023 2023 to 2024 2024 to 2025 2025 to 2026 2026 to 2027 2027 to 2028 2028 to 2029
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Sand 3,409 1,380 4,684 1,767 2,560 1,116 2,450 885 2,615 839 1,549 605 720 466
Slime 19,501 2,760 18,290 2,873 19,020 2,873 18,038 2,437 19,340 2,628 19,479 2,486 20,200 2,479
Total 22,910 4,141 22,974 4,561 21,580 3,988 20,488 3,322 21,955 3,467 21,028 3,091 20,920 2,945
Years
8 9 10 11 12 13 14
2029 to 2030 2030 to 2031 2031 to 2032 2032 to 2033 2033 to 2034 2034 to 2035 2035 to 2036
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Sand 720 466 720 466 720 466 515 333 0 - 0 - 0 -
Slime 21,145 2,727 21,599 2,555 21,585 1,979 21,600 1,852 21,703 1,854 21,600 1,814 21,600 1,814
Total 21,865 3,193 22,319 3,021 22,305 2,445 22,115 2,185 21,703 1,854 21,600 1,814 21,600 1,814
Years
15 16 17 18 19
Total
2036 to 2037 2037 to 2038 2038 to 2039 2039 to 2040 2040 to 2041
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Tons
(kt)
Recovered
Au
(kg)
Sand

0 - 0 - 0 - 0 - 0 -
20,662 8,788
Slime 21,600 1,814 21,600 1,814 21,600 1,814 21,600 1,814 18,572 1,560
389,672 41,870
Total 21,600 1,814 21,600 1,814 21,600 1,814 21,600 1,814 18,572 1,560 410,334 50,658
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

13.4

Geotechnical and Geohydrology
The

Witwatersrand

TSFs

have

been

successfully

and

economically

exploited

for

some

time,

and

the
geotechnical and geohydrology characteristics are well understood from practical experience.

A safe
bench

height

is

dependent

upon

the

material

being

mined

and

is

also

influenced

by

the

phreatic
surface within the

dump. No

geotechnical or hydrological risks

surrounding Ergo’s operations

have been
identified that would

impact the declaration of

a Mineral Reserve. As

no open pit

mining is taking

place,
the mine design

does not account

for slope angles

but rather the

natural angle of

repose from hydraulic
mining. To ensure the competency of the wall, an

angle of 45
˚

is used for mining.
No geotechnical or hydrological aspects affecting the surface deposits are significant to the operation and the QP is unaware of any incidents regarding

unexpected highwall failure.
Mining bench heights are in the order of 15m.
Hydraulic mining provides slurry feedstock to

the processing plant continuously. To maintain

production,
high pressure

water must

be ensured.

Slurry densities

and production

rates will

not be

achieved if

the
water pressure is not maintained. Critical to hydraulic mining is consistent high slurry densities. If densities
drop, less tonnage is delivered to the processing

plant,

thus increasing the unit mining cost.
The following series of steps offer an overview of the

hydraulic mining process:
●
the water monitor

washes the slime

material between

10m to 15m

high benches

with a mining
width of 15m and a length of 9m or more (“mining

cut”);
●
monitoring will be conducted from the bench of the

TSF (i.e., top-down approach);
●
the

resulting

slurry

stream

is

channeled

in

the

15m

wide

mining

cut,

which

forms

a

trough

to
ensure a good flow of the slurry material to the pumps,

which will then transport the slurry to the
processing plant;

and
●
approximately

6,950t/d

(316tph)

per

water

monitor

is

achievable

equating

to

four

hydraulic
monitors to produce 600ktpm.
The operating position of the monitor will be on the top of the mining cut and operating at a 45
˚

angle,
as seen in Figure 13.11.

The reclamation gun position

and bench angles are

based on experience and
on-site observations.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.11:

Hydraulic Mining with Monitor showing Distance and Angle
Source: DRDGOLD; and The RVN Group, 2022
When

FELs

are

used,

care

is

taken

to

ensure

that

there

is

no

undermining

of

the

dump

highwall

with
operators being

cognizant

of the

risks related

to

slumping highwalls.

Dozers are

used to

remove

over
hanging

material

where

required.

No

geotechnical

or

hydrological

aspects

affecting

the

surface
deposits are significant to the operation and the QP is unaware of any incidents regarding unexpected
highwall failure.
13.5

Requirements for Stripping
As

no

underground

mining

is

done,

there

is

no

underground

development

and

backfilling

required.
Other than minimal precleaning with a dozer of the

top of the TSFs no pre-stripping is required at Ergo.

Technical Report Summary of the material Tailings Storage

Facilities

13.6

Mining Equipment and Personnel Requirements
The equipment required for hydraulic mining are as follows:
●
track mounted hydraulic monitors;
●
water columns, 250mm diameter pipes to feed water to

the hydraulic monitor;
●
grizzly screen to remove debris from slurry;
●
satellite pump stations (spindle pumps) to pump slurry

to main pump station;

and
●
main transfer pump station.
For

loading

of

sand,

excavators,

dozers,

FELs,

trucks

and

conveyors

are

required

as

shown

in
Item 13.2.2.
Ergo

employs

776

full

time

employees

and

1,628

special

service

providers,

with

service

providers
deployed mostly in security, reclamation,

and tailings deposition.
13.7

Mine Plans
13.7.1

Introduction
The QPs have identified the material TSFs in the Mineral

Resource and Mineral Reserve.
In terms of the

LoM plan and

the Mineral Reserve

statement, the following

TSF are considered material
for Ergo:
●
4L3 (13.1Mt);
●
Rooikraal TSF (56.8Mt);
●
7L15 TSF (17.1Mt);
●
Daggafontein (192.8Mt);

and
●
Marievale Complex (54.1Mt).
13.7.2

Central Rand
The 4L3 TSF accounts for 13.1Mt and is considered material to Ergo. The 4L3 TSF has commenced mining
operations in 2022 achieving a steady state mining rate

of 3.2Mtpa and is completed in 2026.
13.7.3

East Rand (Ergo)
The Rooikraal

TSF is scheduled

to commence

mining in

2023 and completes

mining operations

in 2034
Rooikraal starts up at

4.5Mt in 2023, with steady

state production of 5.4Mt

between 2027 and 2033.

The
final year produces 4.4Mt as the remnant of the TSF is removed.
Mining of the Marievale Complex is scheduled to commence in 2025,

starting with the mining of the 7L4
TSF, in 2027 the 7L5

TSF embarks with 7L6 and 7L7

TSFs begin mining in 2028. The

Marievale complex starts
production

at 4.7

Mtpa

and

reaching

a steady

state mining

rate of

9.0Mtpa

in

2028 with

production

Technical Report Summary of the material Tailings Storage

Facilities

influenced

by

the

various

TSFs

starting-up

or

winding

down

production.

The

mining

of

Marievale

is
conditional

upon

the

successful

resolution

of

the

conflicting

ownership

claim

by

the

owner

of

the
freehold on which a part of the complex is situated.
Mining of the Daggafontein TSF commences in October 2031. The top cut is mined from 2031 until 2033, the middle

cut of

the TSF

being mined

for four

years, from

2034 until

2037, and

the bottom

cut mined
from

2038

to

2041

(Figure

13.12,

Figure

13.13

and

Figure

13.14).

Over

the

11-year

period

the
Daggafontein TSF produces 192.8Mt at a grade of 0.24g/t

Au.
Figure 13.12:

Daggafontein TSF Top Cut Mining Sequence
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

Figure 13.13:

Daggafontein TSF Middle Cut Mining Sequence
Source: The RVN Group, 2022
Figure 13.14:

Daggafontein TSF Bottom Cut Mining Sequence
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings Storage

Facilities

14

Processing and Recovery Methods
14.1

Introduction
The

Ergo

processing

plant

located

in

Brakpan,

is

Ergo’s

flagship

metallurgical

plant

which

currently
targets

throughput

between

1.8Mtpm

to

2.0Mtpm.

The

City

Deep

processing

plant

has

been
reconfigured to operate

as a milling and

pump station and feed

the Ergo processing plant

via a 50km
pipeline. The

City Deep processing

plant processes

mineralized material

from TSFs of

the Central

Rand
areas (i.e., Johannesburg, Germiston,

and Boksburg), with mining

operations scheduled to close

in 2027.
Knights Plant treats sand and slime and will operate until

2024.
The Ergo

processing plant

follows the

conventional

method of

extracting

gold. The

plant has

been in
operation for more than 30 years, with minor improvements

conducted on a regular basis.
Ergo

retreats

historical

tailings

and

the

remaining

gold

in

the

TSFs

is

finely

disseminated

within

the
material. The gold

does not respond

to physical recovery

methods. Direct

cyanidation has

been used
for decades to solubilize the gold and then

recover it by hydrometallurgical techniques.

The Carbon in
leach (CIL)

process is

used with

elution and

final recovery

by zinc

precipitation which

produces >85%
bullion quality.
14.2

Plant Feed Grade and Metallurgical Test Work
The Ergo processing plant is fed from at least eight different mining sites (including sand and slime) that
are being mined

and fed

into the plant

at any

one time. Daily

composites are

submitted to

the assay
laboratory for

grade determination

to assist

with the

management of

the operations.

A sub-sample

is
split

and

composite

samples

over

a

week

for

metallurgical

test

work.

A

bottle

roll

test

is

conducted
utilizing the same parameters

that are used

on the full-scale

plant. Should any

deviations be reported,
further investigations are undertaken.
Prior

to

commencing

reclamation

of

any

mineralized

material,

a

comprehensive

drilling

exercise

is
carried out.

As part

of the

evaluation, sub-samples

are sent

to Ergo’s

in-house

metallurgical

research
laboratory for testing to assess the amenability of the material to cyanidation and what recoveries can
be expected. Mineralogy work is

not carried out on

a routine basis but

on a needs-basis associated with
the exploration program.
Sand material that

is coarse in

nature, is first

milled prior to

cyanidation, while slimes

material is processed
without pre-milling.

All feed

streams are

combined before

removing extraneous

oversize, which

could
contaminate

the

activated

carbon,

over

linear

screens.

The

material

is

leached

with

cyanide

at

an
elevated

pH

in

mechanically

agitated

tanks.

Carbon

is

then

used

to

adsorb

the

dissolved

gold.

The
loaded carbon is

removed from the

circuit and the

gold eluted off

the carbon.

The gold is

then finally
recovered using zinc precipitation and smelting of bullion

bars.
The tailings are pumped to a

large Mega TSF (Brakpan/Withok TSF) located south of

the Ergo processing
plant.

The

Brakpan/Withok

TSF

as

of

June

2022

has

a

remaining

capacity

of

approximately

(~950Mt)
after

implementation

of

the

facility’s

final

life

design.

The

Ergo

plant

capacity

is

64,000tpd

and

gold
recovery is between 35% and 50%.
A 100% mine call factor is applied at the Ergo processing

plant.

Technical Report Summary of the material Tailings Storage

Facilities

For planning purposes, Ergo uses the RoM head grade (i.e., the grade of the RoM material as delivered
to the processing plant)

and the anticipated residue grade to estimate the recovery which is the head
grade minus residue grade multiplied by the tonnage treated.
During

the

life

of

each

TSF,

the

mined

grade

is

monitored

and

compared

to

the

estimated

Mineral
Reserve grade. Generally, these grades tend to track each

other. When the TSF is completely mined, a
final reconciliation is conducted.
Metallurgical test work is carried

out routinely using laboratory equipment

and leach conditions, which
closely mimic the full-scale operation.

The test work is considered representative

as historical results are
consistent, and generally

minor deviations are

seen on numerous

tests from the

same source material.
The material differs slightly

in terms of head grade,

particle size and origin, so

different recovery factors
are used for each

source. Due to the consistency of

the exploration and metallurgical test work,

no bulk
sampling or pilot scaling test work is conducted.
No specific

assumptions or allowances

are made

for deleterious

elements in the

material. They are

either
screened out before entering the processing plant or if they cannot be removed,

the metallurgical test
work results will include the impact. If the impact is too great, the material will not be treated.
Cyanidation of gold bearing material, with elution of gold from the loaded carbon is a tried and tested process and there is nothing novel about the process.

Technical Report Summary of the material Tailings Storage

Facilities

Figure 14.1: Process Flow Diagram

Technical Report Summary of the material Tailings Storage

Facilities

Technical Report Summary of the material Tailings Storage

Facilities

Technical Report Summary of the material Tailings Storage

Facilities

Table 14.1 indicates

the process recoveries

for the various

plants for the

past two years,

and the planned
average recoveries

over the

19-year LoM.

The recoveries

are based

on metallurgical

test work

for the
various tailings dumps, slimes and silted

vleis that are scheduled to

be mined over the 19-year

LoM plan.
Table 14.1:

Ergo Process Recoveries
Description 2020 to 2021 2021 LoM Average 2022 LoM Average
Total Mine 45.9% 48.9% 40.8%
Source: DRDGOLD, 2022
Note: The drop in the 2022 recovery is due to the inclusion

of the Daggafontein TSF which has a recovery of

35%.
14.3

Mineral Process and Equipment Characteristics
The metallurgical

process and

equipment used

at the

Ergo processing

plant is

well tested

and utilised
by numerous tailings retreatment operators in South Africa.
14.3.1

Reception
Material received

from the

various mining

sites is

first sampled

through two

in one

slurry samplers

and
then thickened in four large thickeners to produce an underflow with an SG of 1.45 for leaching and for recovery of excess water.
14.3.2

De-sanding Section
Thickened

material

from

the

four

large

thickeners

is

pumped

to

a

distribution

box

in

the

de-sanding
section. Here the tailings can be directed to

four linear screens which have an 850µm aperture cloth for
the removal of

debris to prevent

contamination of

the carbon. The

undersize from the

linear screens is
pumped up to a two-way distribution box ahead of the leach.
14.3.3

Carbon-in-Leach
The CIL section

comprises of two

streams of 11

tanks per stream.

Each tank

has a capacity

of 2,000m
3
and at

a throughput

of 1.8Mtpm

gives

a leach

residence time

of about

11.5 hours,

with the

first tank
being used for pre-conditioning with lime and oxygen.
Cyanide is added

to the second and

fourth tank in

the leach train.

Carbon is present

in all but

the first
two tanks

and is

retained by

interstage screens.

Carbon is

moved counter-current

up the

leach using
recessed

impeller

pumps.

The

carbon

concentration

in

the

tanks

is

about

10g/l.

Loaded

carbon

is
transferred

to

the

four

loaded

carbon

hoppers

over

vibrating

screens.

Loaded

carbon

values

vary
between 200g/t and 300g/t.
CIL

tailings

flow

through

residue

samplers

before

passing

over

four

safety

linear

screens.

Screened
material

reports to

a residue

sump from

where it

is pumped

to the

Brakpan/Withok

TSF

through three
tailings pipelines using five of six installed D-frame

pumps.
14.3.4

Carbon Treatment
Loaded carbon

is acid

treated in

8.5t batches

in three

independent acid

wash columns.

The carbon
then reports to

three of the

four elution columns.

The fourth column

is used to

scavenge gold from

the
zinc precipitation tails.

Technical Report Summary of the material Tailings Storage

Facilities

Loaded carbon is first washed with dilute hydrochloric acid to remove acid soluble contaminants. Acid washed carbon

is transferred

to the

elution column

which is

operated at

elevated temperatures

and
pressure to strip gold off the carbon using a cyanide/caustic solution (eluant).
The

eluate,

which

now

contains

the

gold

in

solution,

is

contacted

with

ultra-fine

zinc

powder

to
precipitate the

gold. This

gold bearing

sludge is

then filtered

in a

plate and

frame filter.

Sludge is

then
calcined at 600
˚
C before being smelted in an arc furnace and cast into

dorè bars.
Eluted

carbon

is

regenerated

in

two

rotating

kilns

at

about

750
˚
C.

In

total,

about

100

elutions

are
conducted monthly.
14.3.5

Plant Services
Instrument Air:
Instrument air

is supplied

to the float

from one compressor

house and

the remainder

of
the processing plant from a centrally located facility.
Process Water:

Process water is made up of thickener overflow and return dam water and is distributed
throughout the processing plant by a network of pumps and

pipes.
Fresh Water:

The Rand Water

Board water is

received at a

reservoir for use

in the processing

plant and
directly for elution water, fire hydrants and human

consumption.
Power:
Bulk power is supplied to the Ergo processing plant

by the Ekurhuleni Metropolitan Municipality.
Natural Gas:
Natural gas is obtained by a pipeline from Sasol and

used for elution heating purposes.
Assay Laboratory:
All assays are done by the MAED laboratory which is

located on the Ergo processing
plant site but is operated by an independent third party.
14.4

Personnel Requirements
Ergo

employs

776

full

time

employees

and

1,628

special

service

providers,

with

service

providers
deployed mostly in security, reclamation (mining) and tailings deposition. The processing plants employ
376 persons.
14.5

Energy and Water Requirements
Energy and water requirements are discussed in Item

15.3 and 15.5.
14.6

Process Materials Requirements
Ergo has access to all required

process material required through their local or international suppliers.

Technical Report Summary of the material Tailings Storage

Facilities

15

Infrastructure
Ergo

currently

mines

the

existing

gold

TSFs and

sand

dumps in

the

Johannesburg

and

Brakpan

areas
with

slurry

pumped

via

pipelines

from

the

numerous

mining

operations

to

the

Ergo

processing

plant
located in Brakpan.
The

infrastructure

required

to

support

the

LoM

plan

is

essentially

in

place,

with

future

infrastructure
requirements

being

designed

and

estimated

by

Ergo

to

a

PFS

level

of

accuracy

(i.e.,

+/-25%)

with

a
maximum

level

of

contingency

of

15%.

Infrastructure

requirements

and

capital

costs

are

based

on
current mining operations, as the

mining methodology applied

to exploit the TSFs and sand

dumps are
substantially

the

same

throughout

the

LoM

plan

with

no

significant

operational

changes

expected
between current and planned future operations.
The use of railways, port facilities, dams, leach pads and other infrastructure components not discussed below as they are not material infrastructure components

the Ergo operations.
15.1

Roads
Access to

the mining

sites is

via current

municipal and

regional road

networks with

no construction

or
upgrading of unpaved roads.
15.2

Site Offices and Workshops
The

mining

contractors

establish

site

offices

as

part

of

the

mining

contract.

Workshops

for

the
maintenance of roads, pumps and pipelines are based at the

Ergo processing plant, and no additional
infrastructure is required.
15.3

Power
Bulk

power

is

supplied

to

Ergo

by

Eskom,

City

Power

and

the

Ekurhuleni

Municipality.

The

power

grid
infrastructure

serving

the

East

Rand

is

particularly

extensive,

with

electrical

power

being

received
through several alternative substations on the Eskom grid. Mining sites are supplied via several separate feeders.
The Eskom power grid

has been negatively affected by poor

power availability and subsequently, it has
at times been unable

to meet power demand.

Some load shedding

has taken place

during 2021 and
2022, affecting the country and Ergo. Electrical

demand is approximately between 60MW and 70MW.
Power

supply

is

viewed

as

a

risk

to

Ergo

operations.

A

risk-mitigating

measure

that

has

been
implemented

by

Ergo

is the

provision

of back

-up

power and

other

engineering

upgrades

to

prevent
plant

choke-up/silt-down

during

power

interruptions.

These

measures

have

enabled

the

processing
plant to

resume full

production without

extensive delay

after each

power interruption.

A 7MVA

diesel
emergency power plant is also available as backup

.

Technical Report Summary of the material Tailings Storage

Facilities

Ergo has a curtailment agreement with Eskom

whereby the total consumption is reduced on request by
an

agreed

percentage

during

load-shedding

hours.

This

involves

reducing

the

total

consumption

by
between 4MVA and 8MVA during load-shedding hours. The reduction in the power consumption results
in the

operations maintaining

an uninterrupted

tonnage

throughput, but

recoveries

are lower

due

to
certain parts of the process plant not operating during

the load reduction periods.
15.4

Pumps and Pipelines
Slurry transport is mainly via pipelines that carry it to the Ergo processing plant

(Figure 15.1).

Ergo uses a
standard

set

of pipes

and

pumps

(500mm

pipes).

Equipment

selection

is

based

on

the

most

suitable
sizes from the standard equipment range.
Figure 15.1:

Above Ground Pipeline System
Source: DRDGOLD, 2022
The pipelines

are

mainly

installed

above

ground,

providing

easy

maintenance

access

and

making

it
easier

to identify

and

rectify

any

failures on

these

pipelines.

Where

necessary, pipe

bridges

are

used
along the pipeline routes to cross streams and rivers.
The existing pumping and

slurry pipeline systems are

managed through a supervisory

control and data
acquisition

(SCADA)

system.

The

SCADA

system

allows

Ergo

to

operate

the

equipment

remotely.
Thereby, Ergo can monitor the entire pipeline system via a centralized system. For example, pumps and valves

can

be

used

(open/closed

or

on/off),

and

readings

taken

(pressures

and

flows)

from

the
centralized site, with no actual human-machine interface on the actual site. As the pumps are installed with a

duty and standby

configuration, the operation

of the

existing and planned

pumping and pipeline
systems should be adequate to support the requirements

of the LoM plan.

Technical Report Summary of the material Tailings Storage

Facilities

Operations west of the

Ergo processing plant

are serviced by pipeline

and other existing infrastructure.
The

Marievale

and

Daggafontein

mining

areas

east

of

the

processing

plant

have

pipeline
permits/servitudes/surface

rights

in

place.

The

QP

has

not

identified

any

impediments

that

would
prevent the construction of the necessary infrastructur

e

to support the LoM plan.
15.5

Water
The primary uses for water

are in the Ergo processing

plant and for hydraulic

mining of the various

TSFs.
Water used

for hydraulic mining

turns the

dry tailings

into a

slurry, which is

then pumped to

the processing
plant for

processing. Excess

water recovered

at the

thickeners in

the processing

plant is

then returned
to the hydraulic mining sites for re-use.
In 2017,

Ergo completed

the construction

of a

central

water reticulation

plant

to give

it the

ability

to
deliver water to all corners of the operation and return

it through a fully integrated closed system.
Currently

60%

to

70%

of

all

process

water

make

up

at

Ergo

is

drawn

from

the

Brakpan/Withok

TSF

to
various

reclamation

sites

by

way

of

return

water

columns.

A

further

6%

to

11%

of

process

water
top-up needs are

from treated underground acid

mine drainage (AMD),

drawn from a

facility operated
by the Trans-Caledon Tunnel Authority (TCTA) from whom DRDGOLD secured the right to use up to 30Ml
of AMD water

per day. The Ekurhuleni

City Council’s wastewater treatment

facility at Rondebult supplies
less than 1%, depending on the

rate at which water flows into

the waste facility and another 15% to 20%
is from lakes

and dams in

the region that

captures the

inflow of seasonal

rain and storm

water inflows,
harvested in terms of the requisite extraction licenses. Potable water is used only where the sensitivity of equipment requires it

and for certain

early stages of

irrigation to settle

in newly established

vegetation
on TSFs.
Given

the

location

of

the

Ergo

operations,

the

QP

does

not

foresee

the

likelihood

of

the

operations
being curtailed

due to a

water shortage. However,

the future increased

reliance on

water purchased
from Rand Water will add materially to the operating costs.
15.6

Infrastructure
General arrangement drawings

are provided for the Rooikraal TSF to demonstrate design work typical
of a mining site (Figure 15.2). The actual construction

work will vary slightly to account for specific site
conditions,

but generally,

the infrastructure is common from site to site,

with 52 TSFs planned to be
mined over the 19-year LoM plan.

Technical Report Summary of the material Tailings

Storage Facilities

Figure 15.2: Rooikraal General Arrangement -

Site Layout

Technical Report Summary of the material Tailings

Storage Facilities

Technical Report Summary of the material Tailings

Storage Facilities

Source: DRDGOLD, 2022

Technical Report Summary of the material Tailings

Storage Facilities

15.7

Tailings Disposal
The

Brakpan/Withok

TSF

(Figure

15.3)

is

a

single

large

tailings

dam

that

covers

700ha

at

its

base

and
500ha at its current elevation and has a

perimeter of around 12km. The Brakpan/Withok TSF was built by cycloning

the tailings

at the

point of

deposition

out with

the larger

particles from

the tailings,

forming
the dam wall. The annual rate

of rise is between 3m

and 4m. The fines from the

cyclones run out into the
center of the dam. This generates

a more stable wall with

the finer material safely stored inside

the TSF.
With

the

deposition

rate

from

1.8Mtpm

to

2.0Mtpm

the

use

of

cycloning

is

viewed

as

the

most
appropriate method for

disposal of the tailings

material. Track mounted

cyclone units (Figure

15.4) are
used with eight cyclone units connected to the tailings

pipeline system. The TSF was originally designed
by Knight Piésold. Operational activities are currently

under contract by Fraser Alexander.
Immediately

adjacent

and

to

the

south

of

the

Brakpan/Withok

TSF

footprint

lies

the

former

cleared
footprint of an

area licensed for

tailings storage,

spanning an

approximate 400 hectares.

This area, on
which

a

large

portion

of

the

Withok

compartment

stood,

was

retreated

and

cleared

by

the

former
owners

of

Ergo.

Ergo

intends

to

redeposit

residue

tailings

onto

this

compartment

and

has

initiated

a
process

to

obtain

regulatory

approval

for

the

final

design

of

the

Brakpan/Withok

TSF.

The
Brakpan/Withok

TSF final

design is

the engineering

design that

ultimately brings

the tailings

deposition
facility

to

its

finality

in

terms

of

extent,

operation,

rehabilitation

and

management.

The

implemented
final

design

would

result

in

alignments

with

the

Global

Industry

Standard

on

Tailings

Management
(GISTM)

and

regulatory

bodies,

increase

deposition

capacity,

improve

operation/management

and
bring about the sustainable closure of the facility. The Brakpan/Withok TSF will provide sufficient storage capacity

to

support

Ergo’s

19-year

LoM

plan.

Ultimately,

when

the

Withok

compartment

of

the

TSF
reaches a suitable height, it will merge with the Brakpan

compartment of the TSF.
The Brakpan/Withok

TSF as of

30 June 2022

has a capacity

of 250.4Mt.

Once regulatory

approvals are
received for its final life design, the TSF will have will

have a joint capacity of over 930Mt.

Technical Report Summary of the material Tailings

Storage Facilities

Figure 15.3:

Brakpan/Withok TSF
Source: DRDGOLD, 2022
Figure 15.4:

Placement of Tailings Material at Brakpan/Withok TSF

Technical Report Summary of the material Tailings

Storage Facilities

Source: DRDGOLD, 2022
15.8

Conclusion
The

QP

is

of

the

opinion

that

all

significant

infrastructure

and

logistical

requirements

have

been
considered.

It

is

notable

that

Ergo

has

been

operating

for

more

than

20

years

and

has

a

very

good
understanding of infrastructural and logistical requirements.

Technical Report Summary of the material Tailings

Storage Facilities

16

Market Studies
16.1

Markets
All gold

produced

is delivered

to

the

Rand

Refinery

for refining

with no

restrictions

on the

quantity

or
time

frame.

DRDGOLD

has

a

long-standing

agreement

with

Rand

Refinery

in

terms

of

which

Rand
Refinery accounts to Ergo at the prevailing spot price. When applying the 30 June 2022 spot exchange
rate

(ZAR16.29/USD)

to

the

associated

gold

price

of

USD1,819.06/oz

Au,

a

real

gold

price

of
ZAR952,721.20/kg is achieved.
Gold is

a precious

metal, refined

and sold

as bullion

on the

international market.

Aside from

the gold
holdings of

central banks,

current uses

of gold

include jewelry,

private investment,

dentistry, medicine
and technology (Table 16.2).
Table 16.1:

Above Ground Gold Stocks in 2021
Description
Quantity
(t)
Contribution
(%)
Jewelry 94,464.0 46%
Private Investment 45,456.0 22%
Bank Holdings 34,592.3 17%
Other 30,726.0 15%
Source: GoldHub, 2022
The largest use of gold is in jewelry, accounting for approximately

46% of the above-ground gold. Gold
does not follow

the usual supply

and demand logic

because it is virtually

indestructible and can

easily
be recycled. In

addition, gold stored

in the vaults of

banks is relatively

illiquid and subject to

the vagaries
of global economies. These characteristics of the gold market make it challenging to forecast the gold
price.
16.2

Gold Price
The

gold

price

increased

in

2020

due

to

uncertainties

related

to

the

outbreak

of

Covid-19.

It

then

declined

to

a

spot

price

of

~ZAR945,295/kg

(i.e.,

USD1,806.89/oz

at

ZAR16.27/USD)

as

at
30 June 2022 (Graph 1).

Technical Report Summary of the material Tailings

Storage Facilities

800

1,000

1,200

1,400

1,600

1,800

2,000

2,200

2,400
Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22
Gold Price (USD/oz)
Gold's Monthly Closing Price Trendline Upper and Lower Standard Deviation Bands

10

11

12

13

14

15

16

17

18

19
Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22
Exchange Rate (ZAR/USD)
Monthly Closing USD/ZAR Rate Trendline
Upper and Lower Standard Deviation Bands
Graph 1: Gold Price Historical Trendline
Source: Sound Mining, 2022
The linear trendline indicates robust gold price potential

over the longer-term.
16.3

Exchange Rate Trends
The ZAR to USD exchange rate saw record breaking highs in

the second quarter of 2020 (ZAR19.35/USD)
but has subsequently

dropped back

to ZAR16.27/USD as

at 30 June

2022. A factor

in the deterioration
of the local currency in 2020 was the lockdowns and

economic volatility brought on by Covid-19.
The spot

exchange rate of

ZAR16.27/USD compares well

with the

six-year historical trendline

as displayed
in Graph 2.
Graph 2: Exchange Rate Historical Trendline
Source: Sound Mining, 2022

Technical Report Summary of the material Tailings

Storage Facilities

0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Quantity (t)

Year
Various service providers

and financial institutions are

consulted to determine consensus

forecasts of the
gold price (Table 16.2).
Table 16.2:

Long Term Consensus Forecasts in Nominal Terms
Description
Year 1
(FY2023)
Year 2
(FY2024)
Year 3
(FY2025)
Year 4
(FY2026)
Year 5
(LT)
USD/oz 1,823 1,799 1,751 1,724 1,496
ZAR/USD 15.60 15.74 15.77 15.79 15.20
ZAR Price/kg 914,294 910,051 888,083 875,474 731,081
Source: Sound Mining, 2022
The economic assessment

for the Mineral Reserve

estimate relies on a real

price of ZAR914,294/kg (i.e.,
USD1,823/oz

at

ZAR15.60/USD)

as

of

30

June

2022

terms

as

provided

by

DRDGOLD.

The

QP

has
considered

the

consensus

forecasts

supplied

by

DRDGOLD

against

linear

trends

in

the

demand

and
supply of gold

as recorded

over the period

from 2012 to

2021 to examine

whether these forecasts

are
reasonable.
16.4

Global Demand
Graph 3 reveals a gradual reduction in demand (~14.2%)

over the past ten years (2012 to 2021).
Graph 3: Global Gold Demand from 2012 to 2021
Source: GoldHub, 2022

Technical Report Summary of the material Tailings

Storage Facilities

4,100
4,200
4,300
4,400
4,500
4,600
4,700
4,800
4,900
5,000
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Quantity (t)

Year
16.5

Global Supply
The global gold supply from mining and recycling activities over the same period is presented in

Graph
4.
Graph 4: Global Gold Supply from 2012 to 2021
Source: GoldHub, 2022
While

the

graph

suggests

an

overall

upward

trend

from

2012

to

2021

(~2.6%),

the

supply

generally
levelled out over the past five

years. The supply from mining

satisfied some 76% of the demand in

2021,
with the balance met by recycled gold.
Gold supply

from mining

increased

by

approximately

106t during

2021 (3,582t)

when

compared

with
2020 (3,476t) despite

an overall drop

in supply since

2019 (GoldHub, 2022).

Below are the

top ten gold
producing countries in 2021 (Table 16.3).
Table 16.3:

Global Gold Production
Rank Country
Production
(t)
2016 2017 2018 2019 2020 2021
1 China 464 429 404 383 368 332
2 Russia 262 281 295 330 331 331
3 Australia 288 293 313 325 328 315
4 Canada 163 171 189 183 171 193
5 United States of America 229 236 225 200 190 187
6 Ghana 131 133 149 142 139 129
7 Peru 166 167 163 143 98 127
8 Mexico 131 120 118 109 102 125
9 Indonesia 118 118 153 92 101 118
10 South Africa 163 154 128 111 99 114
Source: GoldHub, 2022

Technical Report Summary of the material Tailings

Storage Facilities

16.6

Concluding Comments
The

QP

notes

a

short-term

up-tick

despite

the

long-term

reduction

in

demand

together

with

an
essentially constant

supply over

the past

five years.

These trends

are not

inconsistent with

the forecast
price trend

in Table

16.3. The

QP is

satisfied that

a real

30 June

2022 gold

price of

ZAR914,294/kg

is a
reasonable

assumption for examining the economic viability of the Mineral

Reserve estimate.

Technical Report Summary of the material Tailings

Storage Facilities

17

Environmental Studies
17.1

Results of Environmental Studies
An

Environmental

Impact

Assessment

(EIA)

has

been

conducted

over

the

Ergo

operation

with

the
findings

of

the

EIA

showing

that

the

operation

would

result

in

certain

negative

impacts

during

the
operational phase to the environment, however, none of the specialist studies objected to the project.
During

the

mining

operations,

negative

impacts

are

largely

Moderate

to

Insignificant,

and

after
interventions the

impacts are

mitigated to

a Low

significance. During

the decommissioning

and post-
decommissioning

phases,

most

of

the

impacts

will

be

positive

as

the

historical

TSFs

and

associated
environmental impacts of the TSFs are removed.
Social and

community interaction

remains a

key focus

for Ergo.

Stakeholder

engagement is

reported
annually

with

the

SLP

compliant

and

filed

with

the

proper

authorities.

Ergo

appears

to

have

good
relations with surrounding communities and engages

proactively.
The QP

is unaware

of any

material flaws

in terms

Ergo’s social

license to

operate, however,

it is

noted
that in the current South African socio-political issues remain a risk and require constant monitoring.
Rehabilitation

will

be

carried

out

once

the

reclamation

of

individual

TSF

are

completed,

with
rehabilitation returning the disturbed land to as close to its original landscape as possible.
The principles for proper rehabilitation are:
●
preparing a comprehensive rehabilitation plan prior to the commencement of any activities on site;
●
stormwater management must be in place at the site prior

to commencing with any activities;
●
landform design (e.g., shaping, re-grassing, etc.);
●
maintenance management and eradication of invader

species;
●
a plan on how waste will be managed on site; and
●
an emergency preparedness/response plan.
The objective of the site

rehabilitation (in accordance

with the NEMA EIA Regulations

of 2014) must be
measurable, practical and be feasible to implement through:
●
providing the vision, objectives, targets and criteria

for final rehabilitation of the project;
●
outlining the principles for rehabilitation;
●
explaining the

risk assessment

approach and

outcomes and

link decommissioning

activities to
risk;
●
rehabilitation detailing the decommissioning and rehabilitation actions that clearly indicate the
measures that

will be

taken to

mitigate and/ or

manage identified risks

and describing the

nature
of residual risks that will need to be monitored and managed post decommissioning;
●
identifying knowledge gaps and how these will be addressed

and filled; and

Technical Report Summary of the material Tailings

Storage Facilities

●
outlining monitoring, auditing and reporting requirements.
17.2

Requirements for Tailings Disposal, Site Monitoring and Water Management
The general description of the Brakpan/Withok TSF is covered in Item 15.
17.2.1

Site Monitoring
Site

monitoring

provides

information

on

whether

rehabilitation

methods

employed

are

functioning
correctly or not. The purpose of monitoring is to ensure that the objectives of the rehabilitation program are met, and that the progressive rehabilitation process is followed as planned during the LoM.
The

post

closure

monitoring

period

will

begin

once

scheduled

decommissioning

and

rehabilitation
activities for the sites have been completed. The duration of post closure monitoring will be determined
based on environmental performance

and until it can

be demonstrated that the

rehabilitation work has
achieved the agreed outcomes;

however, at present, it

has been assumed that

post closure monitoring
will not continue

for more than

five years. It

is important that

the data obtained

during monitoring is

used
to gauge the success of rehabilitation. Negative monitoring findings should be clearly linked to specific
corrective actions.
The following aspects should be monitored during the post-closure phase.
17.2.2

Water Management
The quality

of groundwater

and

surface

water at

the

various

sites will

be

monitored

quarterly

for five
years

post

closure,

except

for

the

Knights

Mining

Right

which

requires

30

years

monitoring

at

certain
monitoring points as per the approved WULs, to ensure

compliance of the various constituents with the
standards. Samples should be analyzed for particulate and soluble contaminants. Water monitoring will be taking place at 76 different locations.
17.2.3

Vegetation Monitoring
The following vegetation monitoring is recommended:
●
vegetation cover;
●
species composition;
●
erosion; and
●
alien invasive plants.
17.2.4

Vegetation Maintenance
Vegetation maintenance will specifically focus on fertilizing the rehabilitated areas annually if required, controlling

alien

invasive plants

where

needed

and

general

maintenance

such as

in-filling

of erosion
gullies. In the case of erosion, the cause should be identified,

and rectified.

Technical Report Summary of the material Tailings

Storage Facilities

17.2.5

Water Monitoring
Currently, 66% of

all process water

make-up at Ergo

is drawn from

water returned from

the Brakpan as
shown in Table 17.1.
Table 17.1:

Ergo Water Consumption
Description
Total Consumption 2022 Total Consumption 2021
Ml % Ml %
Potable Water Sources Externally 2,460 9 2,813 11
Rondebult Waste Water 27 - 46 -
Surface Water Extracted 4691 18 4,210 17
Water Recycled in Process 16,302 62 17,233 66
TCTA Water (AMD) 2,907 11 1,683 6
Total Water Used 26,387 100 25,985 100
Source: DRDGOLD, 2022
17.2.6

Legal and Permitting
Item 3 of the TRS (Table 3.2) discusses the Mining

Rights and Prospecting Rights details for Ergo’s and the
status thereof.
Ergo’s EMP encompasses all the activities

of Ergo’s operations and assesses

the environmental impacts
of mining

at reclamation

sites, plants

and

TSFs. It

also outlines

the

closure

process, including

financial
provisions.
There are currently no legal challenges to Ergo’s title

to its reserves other than those discussed below.
The QPs are aware of two issues that could impact on Ergo’s current mining rights or mining operations.
Grootvlei Complex:
Ergo has a

Mining Right over Grootvlei

TSF 6L14 via Mining

Right GP158MR and

has
submitted a renewal application of

its Prospecting Rights over

Grootvlei TSFs 6L16, 6L17

and 6L17A to the
DMRE,

which

application

is

pending.

During

the

2022

financial

year,

an

external

party

raised

a
conflicting claim

of common

law ownership

of TSFs

6L16, 6L17

and 6L17A.

Although the

claim was

on
common law

ownership

and no

challenge

has been

brough against

the Prospecting

Rights

over the
dumps, the

Grootvlei Complex

has been

excluded from

the Mineral

Reserves statement

and the

LoM
plan. However, the Grootvlei Complex has been included in the Mineral Resources statement as Ergo is of the opinion that the Prospecting Rights will be renewed.
Marievale Complex:

Ergo acquired

the Marievale

TSFs 7L5,

7L6 and

7L7 in

terms of

a written

notarially
executed

deed

of

sale

during

2019

and

took

possession

of

the

TSFs

on

8

April

2019.

It

has

since

also
obtained the requisite

NEMA regulatory approvals

to retreat these

TSFs. During the

2022 financial year,
the owner of the

land on which

7L5, 7L6 and a

portion of 7L7

are situated, an

estimated 36,524t out

of
the

total

54,114t

comprising

the

Marievale

Complex,

notified

Ergo

that

in

its

view,

the

said

TSFs

had
acceded to the land,

and that it had

become the owner of the

TSF. Ergo disputes the claim

of legal title
and the matter is to be referred to arbitration. All ownership requirements were met when the TSFs were purchased

by

Ergo

and

therefore

these

TSFs

are

still

included

in

the

LoM

plan

and

Mineral

Reserves.
Whilst Ergo has

received confident legal advice

of the merits

of its claim,

in the event that

the arbitration
goes against Ergo, its Mineral Reserves will reduce by 35.52Mt (0.35Moz at 0.29g/t). In so much as it then enters into

a commercial

arrangement with

the landowner,

the financial

benefit of

this portion

of the
Marievale Complex will be reduced by whatever benefit

is agreed to in favor of the land-owner.

Technical Report Summary of the material Tailings

Storage Facilities

Ergo has

submitted a

renewal application

to the DMRE

for the

Prospecting Rights

it holds

over the

7L4
TSF as described more fully under Item 3.6.
17.3

Plan Negotiations, or Agreements with Local Individuals or Groups
Social and

community interaction

remains a

key focus

for Ergo.

Stakeholder

engagement is

reported
annually against the SLP and any complaint is filed with

the proper authorities.
The QP is unaware

of any material

flaws of Ergo’s social

license to operate. However,

it is noted that

in
the current

South African

political environment,

social and

community issues

always remain

a risk

and
require constant monitoring.
The five-year SLP was

submitted by Ergo in

terms of the requirements

of the MPRDA. The development,
submission and

implementation of

an SLP

is a

requirement of

the MPRDA

and the

right to

mine. Table
17.2 indicates

the budget

for the

2018

to 2022

SLP, noting

that the

SLP plan

is conducted

in five-year
segments.
The SLP covers three key elements:
●
Human

Resource

Development

(HRD)
:

which

focuses

on

the

empowerment

of

historically
disadvantaged

South Africans

to progress

to higher

career

levels

within

the

industry.

Ergo

has
various

programs

to

address

this

aspect,

including

skills

development

programs,

career
progression and mentorship employment equity targets

;
●
Local Economic

Development

(LED):

which

focuses

on

the

upliftment

of

both the

surrounding
(affected)

and

labor-providing

communities.

Ergo

has

four

projects,

one

agricultural
development,

a

sewing

project

and

two

projects

to

upgrade

facilities

at

primary

schools.

A
ZAR10 million budget is allocated to these LED projects

;

and
●
Program

for

Management

of

Downscaling

and

Retrenchment:

which

focuses

on

minimizing
negative impact

due

to

either job

losses

through

retrenchment

and

mine

closure in

the long-
term.
Table 17.2:

SLP Financial Provision Summary
Description
2018 2019 2020 2021 2022 Total
(ZAR million)
HRD Total 7.08 7.53 5.69 5.91 7.08 33.29
LED Total 3.40 5.80 2.60 2.20 1.50 15.50
Downscaling Retrenchment 13.00*
SLP Budget 10.48 13.33 8.29 8.11 8.58 61.79
Source: DRDGOLD, 2022
Note: *This amount has already been accrued and

is available for reskilling should the mine prematurely

be forced to close.
17.4

Mine Closure Plans Remediation Plans, and Associated Costs
In accordance

with South African

mining legislation,

all mining

companies are required

to rehabilitate
the land on which

they work to

a determined standard for alternative use.

Ergo has spent ZAR198 million
on various rehabilitation activities in the three years between 2020 and 2022.
A community consortium,

consisting of

nine local companies

that represent areas

including Langlaagte,
Diepkloof,

Meadowlands,

Orlando

West,

Orlando

East,

Riverlea,

Pennyville

and

Ormonde,

has

been

Technical Report Summary of the material Tailings

Storage Facilities

established to

conduct certain

rehabilitation work

for Ergo

as part

of its

small enterprise

development
initiatives.

It currently

employs 27

community members

from the

abovementioned

areas. Their

current
project entails the establishment of

new side slope vegetation on

the Crown TSFs and to

irrigate until the
vegetation is self-sustainable.
Ergo is on track to complete this vegetation program

by 2026.
In

2016,

a

decision

was

taken

to

complete

the

recovery

of

mine

waste

materials

from

a

number

of
legacy

reclamation

sites

and

to

close

the

Crown

plant.

The

clean-up

of

the

legacy

sites

has

proven
difficult

and

costly

and

requires

the

use

of

earthmoving

equipment

to

mechanically

lift

and

move
residual material.

Steady progress is being made on the clean-up and closure

of these legacy sites.
As clean-up work on former

reclamation sites is completed, applications

are submitted to the National
Nuclear

Regulator

(NNR)

for

land

clearance

certificates.

In

2019,

Ergo

received

land

clearance
certificates for an area

covering approximately 135.5ha

from NNR, releasing

land located close to

the
Benoni central business district for development.
In 2019, applications were lodged with the NNR in respect of 136ha of rehabilitated land for clearance.
In 2020,

applications were

lodged for

a further

27ha of

rehabilitated land

,

in 2021,

for a

further 87.6ha
and in 2022, for a further 23.6ha.
Ergo’s decommissioning and restoration liabilities

are funded by

a combination of funds

that have been
set aside for environmental rehabilitation. ZAR132.7 million is currently held in the Guardrisk Cell Captive under

a

ring-fenced

environmental

insurance

policy.

Further

environmental

guarantees

of

ZAR377.8
million

have

been

issued

by

Guardrisk

Insurance

Company

Limited

to

the

DMRE.

In

total,

Ergo

has
ZAR510.5 million in environmental rehabilitation

and closure cover.
The calculated costs for rehabilitation and closure of the Ergo Operations estimated by Digby Wells are
ZAR639

million

(Table

17.3).

Ergo

systematically

audits

and

monitors

progress

on

rehabilitation

and
closure

and

adjusts

its

provision

accordingly.

Required

audits

are

undertaken

and

submitted

to

the
DMRE annually.
Table 17.3:

Ergo Rehabilitation Financial Provision Summary
Area and Mining Right
Closure Cost 2022
(ZAR)
CMR - GP186MR 11,845,711
Crown - GP184MR 125,160,690
City Deep - GP185MR 41,802,525
Knights - GP187MR 46,318,600
ERPM - GP150 and 151MR 10,240,493
Ergo - GP158MR 403,565,361
Total (excluding VAT) 638,933,381
Source: Digby Wells, 2022

Technical Report Summary of the material Tailings

Storage Facilities

17.5

QP Statement on the Environmental Studies, Permitting, Plans,

Negotiations, with Local
Individuals or Groups
The QP is satisfied that all

material issues relating to Environmental,

Social and Governance have

been
addressed in this document.
The above statement

is borne out

by the fact

that Ergo incurred

no fines of

monetary value or

significant
non-monetary sanctions for non-compliance with environmental laws and regulations were imposed in
the past four years (2019, 2020, 2021 and 2022).
The QP

finds the

funding

mechanism

appropriate

for mine

rehabilitation

and mine

closure, but

notes
that

there

is

a

shortfall

between

the

reclamation

funding

and

the

July

2022

Digby

Wells

closure

cost
estimate.

Technical Report Summary of the material Tailings

Storage Facilities

18

Capital and Operation Costs
The capital expenditure and operating costs provided take cognizance of the requirements to support
the

LoM

plan.

The

capital

expenditure

takes

into

account

the

ongoing

requirements

of

starting

new
operating sites as current

TSFs Mineral Reserves are

depleted. This capital expenditure

schedule is based
on the

LoM production schedule

with the

capital expenditure based

on mining and

engineering designs
conducted to a PFS level of accuracy (i.e., +/-25%) with a maximum level of contingency of 15% being
applied.
The operating

costs support

the planned

LoM production

profile taking

into consideration whether

slimes
or

sand

material

is

mined

and

the

method

and

distance

in

which

the

mineralized

material

is
transported(i.e., pumped

or trucked). Operating

costs are activity-based

costs accounting for

surface
mining costs (extraction

and transportation); processing

costs (including tailings

disposal costs), cost

of
maintaining

key

mine

infrastructure

and

general

and

administrative

costs.

The

estimate

of

operating
costs are based on historical operating cost data, which is well understood as Ergo is a well-established
mining operation.

Operating costs

are estimated

to at least

a PFS

level of

accuracy (i.e.,

+/-25%)

with
no contingency applied due to the understanding

of the cost to mine and process the RoM material

.
18.1

Capital Expenditure
A total capital

of ZAR3.22 billion

is scheduled

to support the

Ergo LoM

plan.

The breakdown

of capital
expenditure indicates

the majority

of the

capital, ZAR3.14

billion,

is allocated

to the

Ergo Section

over
the duration of the LoM plan with an additional ZAR81.9 million allocated in

2022 for the City Section.

As
the mining at the Knights

Section is completed in 2024 there is no allocation

of capital.
The

capital

expenditure

summary

as

proposed

in

the

30

June

2022

LoM

plan

is

presented

in
Table

18.1.

The

level

of

accuracy

for

the

capital

expenditure

is

to

at

least

a

PFS

level

of

accuracy
(i.e., +/-25%) with a maximum level of contingency

of 15%.
Table 18.1:

Capital Expenditure Summary
Area
Budgeted Capital
Expenditure
(ZAR)
Ergo Section 3,137,603,000
City Section 81,923,000
Knights Section 0
Total (excluding VAT) 3,219,526,000
Source: DRDGOLD, 2022
18.1.1

Ergo Section Capital Expenditure
This

section

depicts

the

capital

expenditure

estimate

for

the

Ergo

Section.

Table

18.2

indicates

the
Rooikraal capital expenditure estimate planned in January

2022.

Table 18.2:

Rooikraal Capital Expenditure Estimate
Discipline
Capital Expenditure
(ZAR)
Consultancies 324,000
Civil 15,100,835

Technical Report Summary of the material Tailings

Storage Facilities

Structural Steel 14,591,639
Mechanical 18,783,480
Piping 99,680,396
Electrical 28,471,978
Instrumentation 1,599,218
Security 415,634
Other 2,824,000
Total 181,791,181
Source: DRDGOLD, 2022
Note: ZAR 91.759 million spent in 2021/22 financial

year
Table 18.3

indicate the capital

expenditure estimate for

the Marievale pump

station and

total Marievale
capital expenditure estimate respectively.
Table 18.3:

Marievale Capital Pump Stations
Area
Budgeted Capital
Expenditure
(ZAR)
Consultants 294,000
Civil engineering 29,793,240
Structural steelwork 30,583,013
Mechanical 36,020,706
Electrical 66,507,688
Instrumentation 4,471,908
Security 1,525,297
Other 7,568,000
Total (excluding VAT)
176,763,853
Source: DRDGOLD, 2022
Table 18.4:

Marievale Total Capital Expenditure Summary
Area
Budgeted Capital
Expenditure
(ZAR)
Pump Station 176,763,853
Slurry Pipeline 65,628,130
Water Pipeline 56,328,874
Water Transfer 41,343,778
total (excluding VAT) 345,590,778
Source: DRDGOLD, 2022
Table 18.5

shows the

estimated capital

expenditure for

the Daggafontein

pump station,

inclusive of

a
ZAR4.6 million contingency (4.2%). Table

18.6 indicates the Daggafontein capital expenditure summary.
Table 18.5:

Daggafontein Capital Pump Stations
Description
Budgeted Capital
Expenditure
(ZAR)
Consultants 294,000
Civil Engineering 17,611,703
Structural Steelwork 18,279,748

Technical Report Summary of the material Tailings

Storage Facilities

Mechanical 20,300,199
Electrical 41,446,040
Instrumentation 4,471,908
Security 415,634
Other 7,568,000
Total (excluding VAT) 110,387,234
Source: DRDGOLD, 2022
Table 18.6:

Daggafontein Capital Expenditure Summary
Area
Budgeted Capital
Expenditure
(ZAR)
Pump Stations 110,387,234
Slurry Pipeline 36,981,310
Water Pipeline 33,161,400
Daggafontein Plant Upgrades 86,149,055
Total (excluding VAT) 266,679,000
Source: DRDGOLD, 2022
Table 18.7shows the non-material TSF Capital Expenditure for the Ergo Section.
Table 18.7:

Non-material TSF Capital Expenditure for the Ergo

Section
Area
Budgeted Capital
Expenditure
(ZAR)
4L14 50,157,000
7L15 60,000,000
4L39 69,927,000
5L27 59,852,000
Sustaining
1

and Small Capital Projects
837,085,000
Total (excluding VAT) 1,077,021,000
Source: DRDGOLD, 2022
Note:
1.

Sustaining capital of ZAR30 million between years 3 to 18 (ZAR480 million); ZAR221.4 million and ZAR105.6 million allocated in year 1 and
year 2 to complete numerous small capital programs
The Withok compartment design is based on

upstream cyclone system and a scavenger well system

for
environmental

containment.

The

Brakpan/Withok

TSF

has

been

digitally

modelled

which

model

has
been

used

to

inform

the

various

quantities

of

the

various

infrastructure

aspects.

The

capital

costs

to
implement

the

Withok

compartment

has

been

estimated

upon

typical

contractor

tender
methodologies

by

Beric

Robinson

Tailings

(Proprietary)

Limited.

Table

18.8

indicates

the

capital
expenditure budget for the proposed Withok compartment

.

The Withok compartment design work has
been conducted to a PFS level of accuracy with

a 15% contingency applied to the capital estimate.
Table 18.8:

Withok Compartment Capital Expenditure
Area
Budgeted Capital
Expenditure
(ZAR)
Construction Contract 456,056,963

Technical Report Summary of the material Tailings

Storage Facilities

Material Supply 76,009,494
Engineering Design and Oversight 3,648,456
Scavenger Boreholes 12,161,519
Pumps, Power Reticulation and Other 60,807,595
Sub-total 608,684,026
Contingency 14% 91,302,604
Total (excluding VAT) 699,986,630
Source: DRDGOLD, 2022
The capital budget for the solar power project is shown

in Table 18.9.
Table 18.9:

Solar Power Project Capital Estimate
Area
Budgeted Capital
Expenditure
(ZAR)
Solar MW Works 69,579,000
Solar 20MW 338,084,000
Solar 88kV (15% contingency) 239,660,000
Total (excluding VAT)
646,323,000
Source: DRDGOLD, 2022
18.1.2

City Capital Expenditure
A capital of ZAR81.9 million has been allocated to the City

section in 2022 (Table 18.10).
Table 18.10:

City Total Capital Expenditure Summary
Area
Budgeted Capital
Expenditure
(ZAR)
4/L/4 TSF 19,527,000
Valley Silts 62,396,000
Total (excluding VAT) 81,923,000
Source: DRDGOLD, 2022
18.1.3

Knights Capital Expenditure
Due to the short life of the Knights Section,

no capital expenditure has been planned

or budgeted.
18.1.4

QP commentary
The QP associates

a low risk

to the engineering

capital expenditure

for the mining

associated projects
as the design and

construction of pump stations

and pipelines have

been conducted numerous times
by

Ergo.

The QP

notes

the

level

of accuracy

for

the

capital

expenditure

estimates

are

to a

PFS level
accuracy (i.e.,

+/-25%). Contingency

varies between

0% to

15% with

contingency typically

applied to
civil work, structural steelwork and

electrical and instrumentation. In

no case is the contingency

above
15%.
The QP is

of the opinion

that the risk

associated with the Withok

compartment capital estimate and

solar
plant and storage facility is Low to Medium and typical

of a PFS level of accuracy (i.e., +/-25%).

Technical Report Summary of the material Tailings

Storage Facilities

18.2

Operating Costs
Mining related operating costs are

assigned to the Ergo processing plant

and the mining of the various
TSFs. A different operational cost is applied to each deposit, depending on its composition, proximity to the processing plant and the

reclamation method. Sand dumps have a

higher cost than slimes, as sand
must be milled down to 80% less than 75µm while the

slime can be treated in the CIL tanks directly.
Mining related operating

costs are assigned

to the planned

TSFs to be

mined and the

Ergo processing
plant. The planned average

operating cost for the Ergo

19-year LoM plan is estimated

at a PFS level of
accuracy

(i.e.,

+/-25%)

with

a

maximum

level

of

contingency

of

15%

with

a

total

working

cost

of
ZAR90.86/t (Table 18.11).
Table 18.11:

Average LoM Operating Cost for Ergo
Operating Cost
Average LoM
Operating Cost
(ZAR 000’s)
Labor 375,733
Consumables 663,822
Electricity 81,735
Water 28,557
Contractors 350,715
Other 262,710
Sub-total Cash Cost 1,863,272
Rehabilitation Cost 25,349
Other Operation Cost 24,572
Retrenchment Cost 6,215
Corporate Cost 42,916
Sub-total Other Cost 99,052
Total Working Cost 1,962,324
Source: The RVN Group, 2022
The

development

of

the

annual

operating

costs

is

based

on

historical

cost

data

as

Ergo

has

been
operational for numerous years. The

QP associates a Low

risk with many of

the operating costs, however
a Medium

risk is

associated

with consumables,

electricity

and water

due

to the

volatile nature

of the
market of these items. Ergo is attempting to mitigate the volatility with the installation of the solar power project and reuse of water where possible. Refer to Item 19.3 for more details on risk.

Technical Report Summary of the material Tailings

Storage Facilities

19

Economic Analysis
19.1

Economic Analysis
The 30

June 2022

19-year LoM

plan, which

is the

basis of

the Mineral

Reserve, is

scheduled to

mine a
total

of

410.33Mt

at

0.28g/t

Au

and

produce

50,658kg

of

gold

over

the

same

period.

The

economic
analysis is based on a LoM plan that is designed to a PFS level of accuracy (i.e., +/-25%). The economic analysis

conducted

by

the

QP

indicates

a

net

present

value

(NPV)

of

ZAR2.2

billion

after

capital
expenditure and

taxation

utilizing a

discount rate

of 9.48%

(real terms).

As the

Ergo operations

are an
on-going with an annual positive cashflow, the internal rate of return (IRR) and payback period are not applicable.
Figure 19.1:

Ergo LoM Production Tonnage
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings

Storage Facilities

Figure 19.2:

Ergo LoM Gold Production
Source: The RVN Group, 2022
Table 19.1 presents the

Ergo cashflow model over

the 19-year LoM Plan.

The NPV has been

calculated
by

discounting

the

positive

cashflows

at

the

appropriate

rate

and

subtracting

the

required

capital
expenditure. The QP has made the assumptions listed below to derive a realistic base case operational cashflow model:
●
the

production

schedule

is

sourced

from

the

Ergo

LoM

plan.

The

mining

tonnage

schedule

is
shown in Figure 19.1, which varies between 23.0Mtpa

and 18.2Mtpa;
●
plant feed grade as per the LoM schedule (Figure 19.2)

with an average grade of 0.28g/t Au;
●
the average metallurgical recovery over the LoM schedule

is 40.9%;
●
total

working

costs

estimated

at

ZAR90.86/t

RoM

are

inclusive

of

mining,

metallurgical

and
general and administration costs (working costs);
●
the gold market

price is

set at ZAR914,294/kg

(see Item

16 for further

information for

gold price
in USD/oz and exchange rate);
●
capital expenditure of ZAR3.219 billion is inclusive of contingency

;
●
no salvage value of assets has been assumed;
●
a tax rate of 27%;
●
a discount rate of 9.48% in real (no inflation) terms;
●
no

royalty

payment

is

applicable

to

Ergo,

as

the

operation

is

not

subject

to

royalties

on

the
retreatment of TSFs;
●
capital expenditure was fully written-off against operating

profit, with no time constraint; and

Technical Report Summary of the material Tailings

Storage Facilities

●
no escalation

or inflationary

effects have

been included

in the

economic evaluation,

which is
based on constant money value (real terms).
The NPV of the Ergo

LoM plan as at 30

June 2022

was calculated at ZAR2.2

billion at a discount

rate of
9.48% as shown in Table 19.1
.

Technical Report Summary of the material Tailings Storage

Facilities

Table 19.1:

Economic Analysis
Source: The RVN Group, 2022

Technical Report Summary of the material Tailings

Storage Facilities

19.2

Sensitivity Analysis
The sensitivity analysis of the Ergo financial model

that varies revenue (price and grade); operating cost
and capital expenditure at 5% increments above

and below the base case is shown in Figure

19.3.

The
analysis indicates that the Ergo operations are very sensitive to revenue parameters such as gold price, grade, and recovery.

In addition, the LoM

plan is also very

sensitive to changes in

operating costs. The
sensitivity

indicates

that

the

LoM

plan

is not

as

sensitive

to capital

and

therefore

capital

expenditure
should be considered

if the expenditure

will result

in reducing operating

cost or increase

revenue. The
sensitivity

indicates

that

achievement

of

the

LoM

plan

in

terms

of

tonnage

is

critical

in

realizing

the
planned operating

costs and

being able

to mine

at the

planned cut-off

grade. The

QP is

unaware of
any capital

expenditures, that

if delayed,

would materially

affect the

LoM plan

or cashflow.

The QP

is
of the opinion that no extremely weather conditions will materially impact on the capital development
program.
Figure 19.3:

Sensitivity Analysis
Source: The RVN Group, 2022
19.3

Risk Assessment
The following

highlights show

the key

risks that

Ergo has

identified as

critical to

their operations,
as well as comments

on mitigation of these risks.
19.3.1

Rising Electricity Prices and Eskom Supply Distribution
The mining industry is a dominant

consumer of electricity, consuming approximately 30% of the

national
electricity supply. The processing plants operate on

a “24/7/365”

basis and continuous electricity supply
is paramount to achieving a stable plant with enhanced

efficiencies.
Eskom

remains

the

biggest

systemic

risk

to

the

sustainability

of

the

South

African

economy.

On
28 July 2020, a

court judgment was given against the National

Energy Regulator of South Africa

(NERSA)
and allowed for Eskom to increase its

tariffs from the original 5.22% on

1 April 2021 to approximately 15%.
An increase

of 14.59%

was

approved

for

the 202

1

to 2022

municipal

tariff after

Eskom

applied

for

an

Technical Report Summary of the material Tailings

Storage Facilities

electricity

price

increase

of

20.5%.

In

February

2022,

NERSA

allowed

for

an

increase

of

9.6%

in

the
standard electricity tariff as implemented in April 2022.
Ergo has adopted a two-staged approach to the risks associated with electricity supply.
Firstly,

Ergo

has

had

to

install

extensive

back-up

systems

to

counteract

the

impact

of

unscheduled
interruptions in the power supply. Although Ergo is unable

to maintain full production during black-outs,
back-up generator sets ensure that the

processing plants remain

in motion and that the circuits

do not
choke or become

blocked through the

settlement of solids

in the slurry.

This enables the

immediate start-
up of production once the power is restored.
At the

Brakpan/Withok

TSF, the

back-up

capacity

is sufficient

to ensure

that

deposition can

continue
uninterrupted, thus

there is

no interference

with the

processing plant

operations (i.e.,

if the

deposition
system comes to a halt, then the entire operation will stop). From a safety perspective, it is also essential
that the

water balance

on the

TSF pumping

operations remain

under control

to ensure

that water

on
the Brakpan/Withok TSF remains within the stated factors

of safety.
The second

important

strategic

consideration

regarding

electricity

supply is

to address

the impact

of
escalating

electricity

costs.

Ergo

continues

to

investigate

ways

of

reducing

the

impact

of

price
increases. Power storage and the pricing policy of Eskom to charge different rates during peak and off-
peak periods

appear to

be the

most likely

near-term solutions

in this

regard. Charging

power storage
units during

these periods

and then

drawing them

down during

peak hours

to avoid

peak rates,

may
well in the long-term, provide a financially feasible model

in this regard.

Ergo

has

obtained

regulatory

approvals

for

the

development

of

a

solar

photovoltaic

and

battery
storage

facility

which

will

be

located

adjacent

to

the

Ergo

processing

plant.

Ergo

has

approved
ZAR646.3 million to develop the first phase of the solar

energy project.
19.3.2

Tailings Storage Facility Capacity
Ergo is a

volume-driven business.

As a result,

Ergo needs to

ensure that there

is sufficient capacity

in its
TSFs

to

deposit

material

after

processing

and

extracting

gold

in

the

plant.

Additional

tailings

storage
capacity is required

in the

medium-term to continue

operating at

current levels. This

additional capacity
will come from the Brakpan/Withok TSF, adjacent to the Brakpan

TSF. Ergo has allocated ZAR700 million
for the

implementation

of the

Brakpan/Withok

TSF final

life

design.

These is

a risk

of production

being
reduced in the event that regulatory approvals are

not obtained or not obtained timeously.

19.3.3

Social Unrest
The

growing

frustration

of

society

due

to

lack

of

Government

service

delivery

and

high

rates

of
unemployment (heightened by

the impact of the Covid-19 pandemic)

lead to increased protests and
conflict,

affecting

communities

in

and

around

Ergo’s

operations.

This

may

result

in

operational
disruptions.
19.3.4

Increased Crime
The current

strained economic

and uncertain

socio-political environment

contribute to

adverse crime
trends.

Ergo operations

are

not immune

to crime

and

are

frequently

targeted by

criminals

as well

as
syndicates seeking access to gold or gold concentrate.

Technical Report Summary of the material Tailings

Storage Facilities

19.3.5

Depletion of Ergo
’
s Mineral Reserves
Ergo’s

strategy

is

to

maintain

its

Mineral

Reserve

base

by

improving

the

robustness

of

LoM

plan

by
increasing production through better extraction efficiencies. Another risk associated with Ergo’s Mineral
Reserve

is

the

depletion

of

higher-grade

Mineral

Reserves.

The

current

gold

price

assists

with

the
economic

viability

of

lower

grade

TSFs,

however

when

the

gold

price

drops,

it

will

be

important

to
optimize the

LoM plan

to enable

the mining

of lower

grade TSFs.

This will

require optimizing

the mining
throughput,

reducing

operating

costs

and

improving

the

mineral

recovery

efficiencies.

The

QP
associates a low to medium risk to the Mineral Reserve

base as some TSF are operating close to the cut-
off grade. In

certain instances, the risk

may be negated by

increasing the mining rate

of the TSF,

thereby
reducing the per unit operating cost and the cut-off grade.
19.3.6

Social Licenses to Operate
Historically, mining has taken place in the Johannesburg

area since 1886 and therefore, environmental
and waste disposal practices that were designed and that may have been adequate in a less densely
populated environment, are inadequate today. Ergo’s entire operating footprint is the legacy footprint of mining

in Johannesburg

specifically in

the East

Rand. An

integral part

of Ergo’s

mining process

is to
remedy the shortcomings of that legacy by mining

and the historical TSFs.
While mining, there can be

high levels of dust and

other disturbances from reclamation

sites, however,
the

result

is

a

better

and

cleaner

environment

once

the

TSF

us

removed.

To

minimize

the

impact

of
mining operations, Ergo conducts dust monitoring and

implements measures to suppress dust.
In addition, Ergo has adopted the strategy of concurrent

rehabilitation, which reduces Ergo’s long-term
environmental obligation. Ergo’s current mine design strategy is to conduct rehabilitation of completed
mining

sites

as

soon

as

practically

possible

(See

Item

17

for

further

Environmental,

Social

and
Governance commentary).
Pressures

and

demands

on

business

by

local

communities,

non-government

organizations

have
increased. Social license to operate issues

are typically driven by the

social and economic landscape;
and

the

Covid-19

pandemic

has

exacerbated

the

social

and

economic

issues

in

South

Africa.
Unemployment, hunger and desperation are of great concern and Ergo has been active in supporting the

local

communities.

Ergo

will,

however,

be

increasingly

exposed

to

this

risk

should

social

and
economic conditions in the country not improve.
19.3.7

Fluctuations in the Gold Price and Exchange Rate
As

a

market

price

taker,

Ergo

is

exposed

to

fluctuations

in

the

United

States

Dollar

gold

price

and
ZAR/USD exchange rate. The higher the gold price,

the higher the profitability. A noticeable upswing

in
the gold

price has

occurred since

March 2019

(Figure

19.4),

with a

peak

of USD1,970/oz

achieved

in
July 2020, and

a 30 June

2022 price

of USD1,829/oz.

Between the

August 2021 peak

and the July

2020
high,

a

gold

price

low

of

USD1,062

was

reached

in

November

2015,

indicating

price

volatility

of
approximately USD700/oz between the high and

low gold prices

from 2011 to 2022.

Technical Report Summary of the material Tailings

Storage Facilities

Figure 19.4: 30-Year Gold Price in USD/oz (1992 to 2022)
Source: Macrotrends.net, 2022
This is mainly because of investors returning to gold as a safe haven asset in the wake of recent fears of
a

global

economic

slowdown.

The

ZAR/USD

exchange

rate

remained

volatile

throughout

the

year
mainly as

a result of

economic uncertainty

marred by

political instability

and global market

slowdown
sentiment.
Since the revenue

line is determined

by external factors,

Ergo manages

this risk by

being very focused
on areas that it can influence

such as costs and operational

efficiency. Ergo continues to

look at ways
to

impede

the

increase

of

costs

and

save

costs

by

making

ongoing

continuous

improvements

on
process and efficiencies. Precise dosing of

chemicals and consumables, based on the ongoing

analysis
of key drivers in the Ergo processing plant, contributes to keeping costs as low as possible;

lower friction
in pipelines

through HDPE

lining reduces

power consumption,

and maintaining

a closed

water circuit
and use of recycled water reduces the costs of water

consumption are a few initiatives implemented.
To limit

the vulnerability

to a

drop in

the price

of gold

in ZAR

terms, Ergo

monitors costs

in line

with the
approach stated above. In addition to that, Ergo

also works hard to increase recoveries.
19.3.8

Supply and Cost of Water
Ergo’s surface retreatment operations are reliant

on water to transport the slimes from reclaimed

areas
to the processing plant and to the TSF.
It is

acknowledged

that water

is a

limited

natural resource,

crucial

for the

sustainability

of the

planet
and

South

Africa

is

a

water-scarce

country.

There

are

increasing

calls

from

interest

groups

for
intervention

to

avoid

future

deficits

in

water

supply.

Over

the

past

few

years,

Ergo

has

deliberately
focused

on

investing

in

infrastructure

and

strategies

to

reduce

the

reliance

on

potable

water

and
expand the use of other water sources. Ergo relies

on third party providers for any shortfall in water.

Technical Report Summary of the material Tailings

Storage Facilities

20

Adjacent Properties
There are no adjacent properties to report.
21

Other Relevant Data and Information
Ergo is committed to improving

governance and transparency

in the safety and management

of TSFs,
a commitment that so far has taken Ergo to implement

the following:
●
an internal

Tailings Performance

Management System

(TPMS) was

implemented for

dedicated
data

collection,

storage

and

processing

to

ensure

the

integrity

of

the

data

for

day-to-day
management and oversight purposes;
●
quarterly drone surveillance;

and
●
review

of

historical

Interferometric

Synthetic

Aperture

Radar

(InSAR)

imagery

for

mapping
ground deformation over large areas.
An eternal Tailings Review Panel review panel has been

in place since 2018.
The

QPs

and

Ergo

have

a

number

of

internal

controls

to

manage

risk

and

uncertainty

in

the

Mineral
Resource

and

Mineral

Reserve

estimation

process.

Monthly

meetings

are

held

with

the

Ergo

MRM
Manager and the

Ergo/DRDGOLD Finance team

to discuss any

concerns or areas

requiring further work.
In addition to

these meeting, the

QPs liaise with

the relevant

specialists on

an on-going

basis to check
on progress of a number of technical programs.
There is

no other

known available

relevant data

or information

material to

the discussed

properties in
this regard.

Technical Report Summary of the material Tailings

Storage Facilities

22

Interpretation and Conclusions
The

QP

concludes

that

the

protocols

for

drilling,

sampling

preparation

and

analysis,

verification,

and
security meet industry

standard practices

and are appropriate

for the purposes

of a Mineral

Resource
estimate. The initial assessments have

found that the Ergo

TSFs have reasonable prospects

for economic
extraction.

The

QP

is

satisfied

with

the

QA

developed

by

The

RVN

Group

and

the

QC

program
implemented,

as there was no significant bias in reporting data.
The QP

contends

that the

assumptions, parameters

and methodology

used for

the

Mineral Resource
estimate are appropriate for the style of mineralization

and deposit type.
The

tonnage

and

content

of

the

TSFs

are

as

expected

and

can

be

processed

in

the

current

Ergo
processing plant. TSFs and

sand dumps reported in

this document have sufficient

information to be used
in the Mineral Reserve estimates and demonstrate economic viability.
The identified risks that could affect the Mineral Resources and Mineral Reserves are:
●
rising electricity prices and Eskom supply distribution;
●
depositional capacity;
●
social unrest;
●
increased crime;
●
depletion of Ergo’s Mineral Reserves;
●
dependency on key suppliers;
●
social licenses to operate;
●
fluctuation of the gold price and the exchange rate;
●
extreme weather;

and
●
supply and cost of water.
23

Recommendations
There is sufficient information to allow for decision-making in the future. Accordingly, no additional work is recommended.

Technical Report Summary of the material Tailings

Storage Facilities

24

References
Alakangas,

Eija.

(2015).

Quality

guidelines

of

wood

fuels

in

Finland

VTT-M-04712-15.
10.13140/RG.2.1.3290.3127.
Ellis. L., 2021.

Ergo Closure

Cost Assessment

2021, Digby

Wells Environmental,

Project Number

ERG7002.
June 2021. Unpublished.
Engles, J., (n.d.). Tailings Info. Sourced July 2022 - https://www.tailings.info/technical/hydraulic.htm
Goldprice, 2022. Sourced July 2022 - https://goldprice.org/gold

-price-today/2022-06-30
Macrotrends. (2022). Sourced July

2022 - (https://www.macrotrends.net/1333/historical-gold-prices-100-
year-chart)
Mudau, M.,

2017. Procedure

for

drilling

management,

logging,

sampling

and

analysis

of the

material
from Tailings Storage Facility. The RVN Group. Johannesburg.

The RVN Group. Unpublished.
Mudau,

M.,

2020.

Technical

Report

of

the

Daggafontein

Tailings

Storage

Facility.

The

RVN

Group.
Johannesburg. The RVN Group. Unpublished.
Mudau, M. and Rupprecht,

S.M., 2020a. Technical Report

of the Marievale Tailings

Storage Facility.

The
RVN Group. Johannesburg. The RVN Group. Unpublished.
Mudau, M. and

Rupprecht,

S.M., 2020b.

Technical Report

of the

Grootvlei Tailings

Storage Facility.

The
RVN Group. Johannesburg. The RVN Group. Unpublished.
Mudau, M. and

Rupprecht, S.M.,

2020c. Technical

Report of the

Rooikraal Tailings

Storage Facility.

The
RVN Group. Johannesburg. The RVN Group. Unpublished.
25

Reliance on Information Provided by Registrant
The QPs relied on the following information provided

by the registrant:
●
legal matters about the Mining and Prospecting Rights. The QPs considered it reasonable to rely on registrant’s legal

opinion (legal or

permitting matters are

discussed in Item

1.3, Item 3.3

to Item
3.6 and Item 17.2.6);
●
environmental matters discussed in Item 17.3 and Item

19.3.6 relating to Ergo compliance;
●
Ergo commits or plans to provide to local individuals or groups

(Item 17.3);
●
macroeconomic trends, data, and assumptions and interest

rates (Item 16); and
●
marketing information and plans (Item 16).
The QPs considered

it reasonable

to rely on

the above information

as the registrant

has the necessary
expertise and has been in operation for more than

20 years of successful and profitable retreatment

of
TSFs and sand dumps.

The QP also found that the data provided aligns with the industry norms. The QPs have no reason to believe that any material facts

had been withheld or misstated.

Technical Report Summary of the material Tailings

Storage Facilities

Technical Report Summary of the material Tailings

Storage Facilities

26

Qualified Persons Disclosure Consent
We, the signees, in our capacity as Qualified Persons in connection with the Technical Report Summary of Ergo Mining

Proprietary Limited dated 28 October 2022 (The Technical Report Summary) as required by Item 601(b)(96)

of Regulation S-K

and filed

as an exhibit

to DRDGOLD Limited’s

(DRDGOLD) annual
report

on

Form

20-F

for

the

year

ended

30

June

2022

and

any

amendments

or

supplements

and/or
exhibits thereto (collectively,

the “Form 20-F”) pursuant

to Subpart 1300 of

Regulation S-K promulgated
by the U.S. Securities and Exchange Commission (1300

Regulation

S-K), each hereby consent to:
●
the

public

filing

and

use

by

DRDGOLD

of

the

Technical

Report

Summary

for

which

I

am
responsible as an exhibit to the Form 20-F;
●
the

use

and

reference

to

my

name,

including

my

status

as

an

expert

or

Qualified

Person

(as
defined by SK-1300) in connection

with the Form 20-F

and Technical Report Summary

for which
I am responsible;
●
use of any extracts from, or summary of, the

Technical Report Summary in the Form 20-F and the
use of

any information

derived, summarized,

quoted or

referenced from

the Technical

Report
Summary, or portions

thereof, that

is included

or incorporated

by reference

into the

Form 20-F;
and any amendments or supplements thereto.
I am responsible for authoring,

and this consent pertains to, the

Technical Report Summary (Table

26.1)
for which my name

appears below and certify

that I have read

the 20-F and that

it fairly and accurately
represents the information in the Technical Report

Summary for which I am responsible.
Table 26.1:

Qualified Person’s Details
Property Name
TRS Effective
Date
QP Name
Affiliation to
Registrant
Field or Area of
Responsibility
Signature
Ergo Mining
Proprietary Limited

(A subsidiary of
DRDGOLD Limited)
30 June 2022
Professor Steven
Rupprecht
Independent
Consultant
Item 1 and

12 to 19I
/s/ Steven
Rupprecht
Ergo Mining
Proprietary Limited

(A subsidiary of
DRDGOLD Limited)
30 June 2022
Mr Mpfariseni
Mudau
Independent
Consultant

Item 1 to 11 and

20 to 25
/s/ Mpfariseni
Mudau